Exhibit (h)
Execution Version
Dated December 22, 2010
KfW
as Issuer
and

DEUTSCHE BANK AKTIENGESELLSCHAFT
as registrar and paying agent
in respect of the Issuer’s global bonds denominated in Euro and global notes in currencies other than U.S. dollars, Euro or and Canadian dollars
and
DEUTSCHE BANK TRUST COMPANY AMERICAS
c/o DEUTSCHE BANK NATIONAL TRUST COMPANY
as registrar and paying agent
in respect of the Issuer’s global notes denominated in U.S. dollars and Canadian dollars

AMENDED AND RESTATED
AGENCY AGREEMENT

HENGELER MUELLER
Frankfurt am Main

THIS AGREEMENT is made on December 22, 2010 BETWEEN:

(1)	KfW (the “Issuer”),

(2)	DEUTSCHE BANK AKTIENGESELLSCHAFT (“Deutsche Bank”), and

(3)	DEUTSCHE BANK TRUST COMPANY AMERICAS, c/o DEUTSCHE BANK NATIONAL TRUST COMPANY (“DBTCA”).

WHEREAS:

(A)
The Issuer, Deutsche Bank and DBTCA have entered into an Agency Agreement dated January 16, 2003 as amended and restated by Amended and Restated Agency Agreements dated October 7, 2004, December 16, 2004, December 15, 2006, September 14, 2007 and December 19, 2008 (together, as so amended, the “Agency Agreement”) recording the arrangements between them in relation to the offering and selling from time to time of global notes by the Issuer denominated in Euro (“Euro-Bonds”), U.S. dollars (“USD-Notes”), Canadian dollars (“CAD-Notes”) and any currency other than U.S. dollars, Euro or Canadian dollars (the “Designated Currencies”) as designated from time to time in the Conditions applicable to a particular issue of Notes (the “Designated Currency-Notes”).

(B)
The Issuer wishes to engage Deutsche Bank as registrar and paying agent in respect of its Euro-Bonds and Designated Currency-Notes, and DBTCA to act in a similar capacity in respect of its USD-Notes and its CAD-Notes.

(C)	The parties hereto wish to record the relevant arrangements made between them in respect of said functions of Deutsche Bank and DBTCA and to amend and restate the Agency Agreement as set out herein.

IT IS HEREBY AGREED as follows:

1.	AMENDMENT AND RESTATEMENT; CERTAIN DEFINITIONS AND INTERPRETATION

1.1
The parties hereto agree that, with effect from the date hereof, the Agency Agreement shall for all purposes be amended and restated by this Agreement; provided, however, that the agency agreement dated December 15, 2006 shall be applicable if so provided in the relevant Supplemental Agency Agreement.

1.2	The following terms shall, unless the context otherwise requires, have the respective meanings indicated below:

“Agent(s)” means the Euro Registrar, the Euro Paying Agent, the Registrar for Designated Currency-Notes, the Paying Agent for Designated Currency-Notes, the U.S. Registrar, the U.S. Paying Agent, the CAD Registrar, the CAD Paying Agent, the Calculation Agent (if applicable), the Determination Agent (if applicable) and the Exchange Rate Agent (if applicable).

“Calculation Agent”, if applicable, means the Relevant Paying Agent in its capacity as calculation agent in respect of the Notes or any other calculation agent appointed by the Issuer in accordance with this Agency Agreement.

“Clearing System(s)” means Clearstream Banking AG, Frankfurt am Main (also known as CBF), Euroclear Bank SA/NV (also known as Euroclear), Clearstream Banking, société anonyme, Luxembourg (also known as CBL and together with Euroclear the “ICSDs”), and The Depositary Trust Company (also known as DTC) as the case may be; and “Relevant Clearing System” means, in the case of Euro-Bonds, CBF and DTC, in the case of Designated Currency-Notes, the ICSDs and DTC, and in the case of USD-Notes and CAD-Notes, DTC.

“Conditions” means the terms and conditions applicable to a particular issue of Euro-Bonds, Designated Currency-Notes, USD-Notes or CAD-Notes, forming part of the Global Certificate(s), and “Master Conditions” means the forms of the terms and conditions set out in Schedule 1A (in respect of Euro-Bonds), Schedule 1B (in respect of Designated Currency-Notes), Schedule 1C (in respect of USD-Notes), and Schedule 1D (in respect of CAD-Notes) attached hereto.

“Determination Agent”, if applicable, means any determination agent appointed by the Issuer in accordance with this Agency Agreement.

“Exchange Rate Agent”, if applicable, means Deutsche Bank in its capacity as exchange rate agent for the purpose of converting the Conversion Amount into U.S. dollars (i) in the cases of Euro-Bonds and Designated Currency-Notes, where DTC-Holders do not elect to receive payments in Euro or the Designated Currency, as applicable, and (ii) in the cases of CAD-Notes where Holders do not elect to receive payments in Canadian dollars, or any other exchange rate agent that the Issuer may appoint in accordance with this Agency Agreement.

“Frankfurt Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main.

“Global Certificate” means each of the CBF Global Certificate and the DTC Global Certificate representing a particular issue of Euro-Bonds; the ICSD Global Certificate and the DTC Global Certificate representing a particular issue of Designated Currency-Notes; and the Global Certificate representing a particular issue of USD-Notes or CAD-Notes. A Global Certificate kept in custody for DTC representing a particular issue of Euro-Bonds, Designated Currency-Notes, USD-Notes or CAD-Notes, as the case may be, may consist of one or more global certificates to the extent required by the rules and procedures of DTC. In the event that more than one global certificate is required, each such global certificate shall be identical except for the principal amount thereof and any identifying notations. References herein to “Global Certificate kept in custody for DTC” include, if applicable, any such multiple global certificates.

“Master Global Certificates” means the forms of Global Certificates set out in Schedule 2A (in respect of Euro-Bonds), Schedule 2B (in respect of Designated Currency-Notes), Schedule 2C (in respect of USD-Notes) and Schedule 2D (in respect of CAD-Notes) attached hereto.

“New York Business Day” means any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York.

“Note(s)” means any of the Euro-Bonds, the Designated Currency-Notes, the USD-Notes or the CAD-Notes, or all of them.

“Paying Agent(s)” means any of the Euro Paying Agent, the Paying Agent for Designated Currency-Notes, the U.S. Paying Agent or the CAD Paying Agent, or all of them, and “Relevant Paying Agent” means the Paying Agent who acts as Paying Agent for a particular issue of Notes.

“Registrar(s)” means any of the Euro Registrar, the Registrar for Designated Currency-Notes, the U.S. Registrar or the CAD Registrar, or all of them, and “Relevant Registrar” means the Registrar who acts as Registrar for a particular issue of Notes.

“Supplemental Agency Agreement” means an agreement in or substantially in the form of Schedule 3 attached hereto (or in such other form as the parties thereto may agree) which shall be supplemental to this Agreement.

1.3
Terms not defined in this Agreement shall have the same meanings as in the Master Conditions. Any reference herein to “Frankfurt” shall be a reference to Frankfurt am Main, Federal Republic of Germany (“Germany”) and any reference herein to “New York” shall be a reference to The City of New York in the State of New York, United States of America (“USA”). Any reference herein to the “Principal Financial Centre of the Designated Currency” shall be a reference to the principal financial centre of the country issuing the Designated Currency if and to the extent so specified in § 5(4) of the Conditions of the relevant Designated Currency-Notes.

2.	APPOINTMENTS

2.1	The Issuer hereby appoints:

	2.1.1	Deutsche Bank to act as Registrar and Paying Agent in respect of Euro-Bonds of the Issuer (in such respective capacities the “Euro Registrar” and the “Euro Paying Agent”);

2.1.2
Deutsche Bank to act as Registrar and Paying Agent in respect of Designated Currency-Notes of the Issuer (in such respective capacities, the “Registrar for Designated Currency-Notes” and the “Paying Agent for Designated Currency-Notes”);

2.1.3
DBTCA to act as Registrar and Paying Agent in respect of USD-Notes of the Issuer (in such respective capacities, the “U.S. Registrar” and the “U.S. Paying Agent”) and, to the extent required by law, Deutsche Bank to act as additional Paying Agent;

2.1,4
DBTCA to act as Registrar and Paying Agent in respect of CAD-Notes of the Issuer (in such respective capacities, the “CAD Registrar” and the “CAD Paying Agent”) and, to the extent required by law, Deutsche Bank to act as additional Paying Agent;

2.2
Deutsche Bank and DBTCA hereby accept their respective appointments, and agree to act in such capacities, on the terms and conditions set out in this Agency Agreement, the Conditions of the relevant Notes and any Supplemental Agency Agreement.

2.3
Deutsche Bank agrees to perform its obligations hereunder through DBTCA, to the extent that this is necessary or appropriate in order to make payments to, or to the order of, the Registered Holder of the DTC Global Certificate.

2.4
Where Notes are intended to be listed on the Luxembourg Stock Exchange, Deutsche Bank agrees to procure the appointment of a Luxembourg listing and paying agent (for as long as such appointment is required by the rules of the Luxembourg Stock Exchange).

3.	SUPPLEMENTAL AGENCY AGREEMENTS; THE NOTES

3.1
On or before the Closing Date (as defined in Clause 3.2) for any issue of Notes, the Issuer and the relevant Agent shall enter into a Supplemental Agency Agreement subjecting such Notes to the provisions of this Agency Agreement and appointing any additional Agent as the case may be. The form(s) of the Global Certificate(s) and of the Conditions applicable to the Notes shall be appended to the Supplemental Agency Agreement.

3.2
Any issue of Notes will be represented by one or more Global Certificates as shall be specified in the Conditions. The Conditions shall be attached to, or endorsed upon, each Global Certificate. Each Global Certificate shall be signed manually by two authorized representatives of the Issuer and dated the date for payment of the net subscription amount for the Notes to the Issuer (the “Closing Date”). Each Global Certificate shall be authenticated manually by or on behalf of the Relevant Registrar.

3.3	The parties expect that the Global Certificate(s) and the Conditions will generally be substantially in the form of the Master Global Certificates and the Master Conditions.

4.	ISSUANCE OF NOTES

4.1
Upon the conclusion of any subscription agreement for the issuance of any Notes, the Issuer shall deliver to Deutsche Bank for authentication the Global Certificate(s) executed on behalf of the Issuer in relation to a specific issuance. In respect of USD-Notes, CAD-Notes and the DTC Global Certificate in case of Euro-Bonds and Designated Currency-Notes, Deutsche Bank shall hold the Global Certificate(s) in escrow for on-ward delivery to DBTCA. In respect of the CBF Global Certificate in case of Euro-Bonds, the Issuer shall deliver the authenticated CBF Global Certificate directly to CBF, unless otherwise agreed with Deutsche Bank.

4.2
The Relevant Registrar, as the case may be, shall hold in safe custody all unauthenticated Global Certificates delivered to it in accordance with Subsection 4.1 above and shall ensure that the same are authenticated and delivered only in accordance with the terms hereof and, if applicable, the relevant Global Certificate(s).

4.3.
The Relevant Registrar is authorized by the Issuer to authenticate such Global Certificate as may be required hereunder by the signature of any person duly authorized for such purpose by such Registrar.

4.4	In respect of USD-Notes, CAD-Notes and the DTC Global Certificate in case of Euro-Bonds and Designated Currency-Notes, DBTCA will act as custodian for DTC.

5.	PAYING AGENCY

5.1	In order to provide for the payment of the principal of, and interest on, the Notes, as such payment shall become due and payable the Issuer shall:

5.1.1
in the case of Euro-Bonds, and subject to Clause 5.5 below, pay to the Euro Paying Agent the amount in Euro of interest on, or principal of, all the Notes outstanding or maturing on such due date in same day funds by 10.00 a.m. in Frankfurt on each payment date to such account at such bank in Frankfurt as the Euro Paying Agent may specify;

5.1.2
in the case of USD-Notes pay to the U.S. Paying Agent the amount in USD of interest on, or principal of, all the Notes outstanding or maturing on such due date in same day funds by 10.00 a.m. in New York on each payment date to such account at such bank in New York as the U.S. Paying Agent may specify;

5.1.3
in the case of CAD-Notes pay to the CAD Paying Agent the amount in CAD of interest on, or principal of, all the Notes outstanding or maturing on such due date in same day funds by 10.00 a.m. in New York on each payment date to such account at such bank in New York as the CAD Paying Agent may specify;

5.1.4
in the case of Designated Currency-Notes pay to the Paying Agent for Designated Currency-Notes the amount in the Designated Currency of interest on, or principal of, all the Notes outstanding or maturing on such due date in same day funds by 10.00 a.m. in the Principal Financial Centre of the Designated Currency or such other time as may be specified by the Paying Agent for Designated Currency-Notes with three Frankfurt and New York Business Days prior notice to the Issuer on each payment date to such account at such bank in the Principal Financial Centre of the Designated Currency as the Paying Agent for Designated Currency-Notes may specify.

The Issuer hereby authorizes and directs the Relevant Paying Agent, from the amounts so paid to it to make payment of the principal of, and interest on, the Notes, as specified in Clause 5.3 below, on the relevant payment date as set forth in the Conditions.

5.2
Subject to Clause 5.5 below, the Relevant Paying Agent shall give payment instructions by facsimile or authenticated SWIFT message to the Issuer not later than five Frankfurt Business Days prior to each payment date stating the amount of principal and/or interest payable by the Issuer on the payment date and the account and bank to which payment is to be made.

5.3
Out of the sums paid to the Euro Paying Agent in respect of interest and principal on the Euro-Bonds, the Euro Paying Agent, subject to Clause 5.5 below, shall make payment to CBF in Euro and through DBTCA to, or to the order of, the Registered Holder of the DTC Global Certificate, as stipulated in Clause 10.1 and 10.2 below, in the amounts specified in the payment provisions of the Conditions. The Euro Paying Agent shall obtain from the Euro Registrar, and such Registrar shall supply, such details as are required for the Euro Paying Agent to make payment as stated above.

Out of the sums paid to the Paying Agent for Designated Currency-Notes in respect of interest and principal on the Designated Currency-Notes, such Paying Agent shall make payments to, or to the order of, the Registered Holder of the ICSD Global Certificate in the designated currency and to, or to the order of, the Registered Holder of the DTC Global Certificate, as stipulated in Clause 10.3 and 10.4 below, in the amounts specified in the payment provisions of the Conditions. The Paying Agent for Designated Currency-Notes shall obtain from the Registrar for Designated Currency-Notes, and such Registrar shall supply, such details as are required for the Paying Agent for Designated Currency-Notes to make payments as stated above.

Out of the sums paid to the U.S. Paying Agent in respect of interest and principal on the USD-Notes, the U.S. Paying Agent shall make payment to, or to the order of, the Registered Holder of the Global Certificate as specified in the Conditions.

Out of the sums paid to the CAD Paying Agent in respect of interest and principal on the CAD-Notes, the CAD Paying Agent shall make payment to, or to the order of, the Registered Holder of the Global

Certificate, as stipulated in Clause 10.5 and 10.6 below, in the amounts specified in the payment provisions of the Conditions.

If for any reason (other than negligence or willful misconduct on the part of the Relevant Paying Agent or its officers, employees or agents) the Relevant Paying Agent does not, by the time specified in Clause 5.1, receive unconditionally the full amount payable by the Issuer to the Relevant Paying Agent on the relevant payment date in respect of all the outstanding Notes, the Relevant Paying Agent shall forthwith notify the Issuer by facsimile and shall not be bound to make any payment of principal or interest in respect of the Notes until it has received to its order, subject to Clause 5.5, the full amount of the moneys then due and payable in respect of all the outstanding Notes, provided, however, that if the Relevant Paying Agent shall, in its discretion, make any payment of principal or interest on or after the payment date therefore in respect of the Notes prior to its unconditional receipt, subject to Clause 5.5, of the full amount payable in respect of all outstanding Notes, the Issuer will promptly pay such amount to the Relevant Paying Agent and shall compensate the Relevant Paying Agent at an agreed-upon rate for the use of such funds.

5.4
Without prejudice to the obligations of the Issuer to make payments in accordance with the provisions of Clause 5.1, if payment of the appropriate amount shall be made by or on behalf of the Issuer later than the time specified in Clause 5.1, but otherwise in accordance with the provisions thereof, the Relevant Paying Agent shall forthwith give notice to the Relevant Clearing System that it has received such amount. Promptly after the receipt of the appropriate amount the Relevant Paying Agent shall make or cause to be made payments as provided in Clauses 5.1, 5.2 and 5.3.

5.5
With regard to any Euro-Bonds issued on or after January 1, 2011, but excluding any increases of Euro-Bonds outstanding as of January 1, 2011, the Euro Paying Agent and the Issuer agree that until further written notice by the Issuer to the Euro Paying Agent, on each date on which any payment of principal or interest on any such Euro-Bonds becomes due, the Issuer itself shall make payment of any amount payable to CBF in accordance with the payment provisions of the Conditions directly to, or to the order of, CBF. Notwithstanding the foregoing, on each date on which any payment of principal or interest on any such Euro-Bonds becomes due, the Issuer shall continue to pay to the Euro Paying Agent in Euro any amount payable through DBTCA to, or to the order of, the Registered Holder of the DTC Global Certificate in accordance with the payment provisions of the Conditions, and the Euro Paying Agent shall make payment through DBTCA to, or to the order of, the Registered Holder of the DTC Global Certificate, as stipulated in Clause 10.1 and 10.2 below, in the amounts specified in the payment provisions of the Conditions. The Euro Registrar shall deliver to the Euro Paying Agent such details as are required for the Issuer to make payment as set forth in this Clause 5.5 and the Euro Paying Agent shall notify the Issuer of these details in accordance with Clause 5.2.

5.6
If the Issuer should default in the payment of principal under the Notes, the Relevant Paying Agent agrees, upon consultation with the Issuer, to calculate the default rate of interest, from time to time applicable, referred to in the interest provisions of the Conditions.

5.7
In respect of monies paid to it relating to any Notes, the Relevant Paying Agent shall not be entitled to exercise any lien, right of set-off or similar claim, and shall not be liable for interest thereon.

5.8
All payments by the Relevant Paying Agent hereunder shall be made without the Relevant Paying Agent charging any commission, fee or cost to the Relevant Clearing System or to any Holder, except as expressly provided for in the payment provisions of the Conditions.

5.9	The Relevant Paying Agent shall maintain records of all payments made in respect of the Notes and shall make such records available to the Issuer upon reasonable request.

6.	PUBLICATION OF NOTICES AND DOCUMENTS FOR INSPECTION

6.1
On behalf and at the request and expense of the Issuer, the Relevant Paying Agent shall cause to be published any notices and give any notices to the Relevant Clearing System required to be given by the Issuer in accordance with the Conditions.

6.2
The Issuer shall provide the Relevant Paying Agent at the time agreed with the Relevant Paying Agent from time to time with a copy of all notices in final form (prior to publication) to be issued in connection with the Notes.

6.3
The Issuer shall provide to the Relevant Paying Agent sufficient copies of all documents required by the Conditions to be available for issue or inspection, and the Relevant Paying Agent shall make such copies available to Holders upon their request.

7.	EARLY REDEMPTION AND REPAYMENT OF NOTES

7.1
If the Issuer decides to redeem any outstanding Notes prior to their Maturity Date in accordance with the Conditions, it shall give notice of such decision to the Relevant Paying Agent not later than 3.00 p.m., Frankfurt time, on the fifth Frankfurt Business Day immediately preceding the date on which the notice shall be published in accordance with the Conditions. The Relevant Paying Agent shall publish and deliver to the Relevant Clearing System such notice not later than three Frankfurt Business Days immediately preceding such date.

7.2
The Relevant Paying Agent shall, upon receipt of any repayment notice by the Registered Holder of the Global Certificate(s) representing Notes the Conditions of which provide for repayment at the option of the Holders, notify forthwith the Issuer thereof. The Relevant Paying Agent shall, upon payment by the Issuer of the applicable repayment price, together with accrued interest to the applicable repayment date, cancel the Notes in accordance with Clause 8.

8.	CANCELLATION OF NOTES

8.1
Promptly upon the Issuer’s request, the Relevant Registrar shall take all measures necessary to cancel any Notes which the Issuer has repurchased or whose maturity has been accelerated pursuant to the Conditions and which the Issuer has transferred for that purpose to the Registrar’s account with the Relevant Clearing System. The Relevant Registrar shall cause any such Notes (i) when represented by a CBF Global Certificate, to be cancelled in accordance with the procedures established for that purpose by CBF, resulting in a decrease in the aggregate amount of Notes represented by such CBF Global Certificate by the aggregate amount of Notes so cancelled, (ii) when represented by a ICSD Global Certificate, to be cancelled in accordance with the procedures established for that purpose by the ICSDs, resulting in a decrease in the aggregate amount of Notes represented by such ICSD Global Certificate by the aggregate amount of Notes so cancelled, and (iii) when represented by a Global Certificate in the case of USD-Notes and CAD-Notes , or a DTC Global Certificate in the case of Euro-Bonds or Designated Currency-Notes, respectively, to be cancelled in accordance with the procedures established for that purpose by DTC, resulting in a decrease in the aggregate amount of Notes represented by such Global Certificates by the aggregate amount of Notes so cancelled.

8.2
On the same day such cancellation is effected, the Relevant Registrar shall record such cancellation of Notes on the Register in such a way that the aggregate amount of Notes cancelled at any time together with the aggregate principal amount of Notes then outstanding and represented by the Global Certificate shall equal the aggregate principal amount of Notes originally issued by the Issuer.

8.3
The Relevant Registrar shall furnish the Issuer within ten Frankfurt Business Days from the date of such cancellation with a certificate of cancellation signed by an authorized officer confirming cancellation of such Notes and the corresponding decrease of the relevant Global Certificate.

9.	DUTIES OF THE REGISTRAR

9.1
Each of the Euro Registrar and the Registrar for Designated Currency-Notes shall maintain the Register pertaining to Euro-Bonds and Designated Currency-Notes, as the case may be, in Frankfurt, the U.S. Registrar and the CAD Registrar shall maintain the Register pertaining to USD-Notes and CAD-Notes in New York, in each case in accordance with the Conditions and subject to reasonable market practice. The respective Register shall show the aggregate amount of Notes represented by each Global Certificate at the date of issue and all subsequent transfers and exchanges involving a change in such amounts and the names of the Relevant Clearing System or its nominee (each a “Payee”). In accordance with reasonable practice, on the first Frankfurt Business Day after the Record Date for any interest payment on the Euro-Bonds or the Designated Currency-Notes, as the case may be, the Relevant Registrar shall send the payment details in respect of the Payee and the accounts to which transfers should be made to the Relevant Paying Agent. On the first New York Business Day after the Record Date for any interest payment on the USD-Notes or the CAD-Notes, the Relevant Registrar shall send the payment details in respect of the Payee and the respective accounts to which transfers should be made to the Relevant Paying Agent.

9.2
Transfers or exchanges of Euro-Bonds will be made in accordance with the Conditions, the procedures established for this purpose between CBF, DTC and the Euro Registrar, and CBF’s and DTC’s regulations applicable to such transfers or exchanges. Any such transfer or exchange which results in a change to the principal amount of Euro-Bonds held through CBF and DTC, respectively, is required to be notified by CBF and DTC to the Euro Registrar as a transfer from one Global Certificate to the other. The Euro Registrar shall enter promptly details of the transfer or exchange in the Register pertaining to the Euro-Bonds, which entry shall, without further action, cause the principal amount of each Global Certificate to be amended accordingly.

9.3
Transfers or exchanges of Designated Currency-Notes will be made in accordance with the Conditions, the procedures established for this purpose between the ICSDs, DTC and the Registrar for Designated Currency-Notes, and the ICSDs’ and DTC’s regulations applicable to such transfers or exchanges. Any such transfer or exchange which results in a change to the principal amount of Designated Currency-Notes held through the ICSDs and DTC, respectively, is required to be notified by the ICSDs and DTC to the Registrar for Designated Currency-Notes as a transfer from one Global Certificate to the other. The Registrar for Designated Currency-Notes shall enter promptly details of the transfer or exchange in the Register pertaining to the Designated Currency-Notes, which entry shall, without further action, cause the principal amount of each Global Certificate to be amended accordingly.

9.4
Each of the Euro Registrar and the Registrar for Designated Currency-Notes shall ensure that no transfers or exchanges of Euro-Bonds or Designated Currency-Notes, as the case may be, shall take place during the period commencing on the Record Date and ending on the related payment date (both dates inclusive) as provided in the Conditions.

9.5
Each Registrar shall at all reasonable times during office hours make the relevant Register available to the Issuer and the Paying Agent or any person authorized by either of them for inspections and for the taking of copies thereof or extracts therefrom, and the Registrar shall deliver to such persons information contained in the Register or relating to the Notes as they may reasonably request.

10.	PAYMENTS TO DTC HOLDERS IN RESPECT OF EURO-BONDS OR DESIGNATED CURRENCY-NOTES AND PAYMENTS TO HOLDERS OF CAD-NOTES

10.1
All amounts of principal and interest due in respect of the Euro-Bonds which are represented by the DTC Global Certificate (each a “DTC EUR Amount”) shall be paid in U.S. dollars (each such payment being referred to herein as a “Dollar Payment”), unless DTC has advised that the relevant Holder has made an effective election to receive all or a portion of its payment in Euro outside DTC (each a “Euro Payment”) in accordance with the procedures described in the payment provisions of the Conditions.

10.2	The Euro Paying Agent shall, from each DTC EUR Amount received by it, make Dollar Payments and Euro Payments in accordance with the payment provisions of the Conditions.

10.3
All amounts of principal and interest due in respect of the Designated Currency-Notes which are represented by the DTC Global Certificate (each a “DTC Designated Currency Amount”) shall be paid in U.S. dollars (each such payment being referred to herein as a “Dollar Payment”), unless DTC has advised that the relevant Holder has made an effective election to receive all or a portion of its payment in the Designated Currency outside DTC (each a “Designated Currency Payment”) in accordance with the procedures described in the payment provisions of the Conditions.

10.4
The Paying Agent for Designated Currency-Notes shall, from each DTC Designated Currency Amount received by it, make Dollar Payments and Designated Currency Payments in accordance with the payment provisions of the Conditions.

10.5
All amounts of principal and interest due in respect of the CAD-Notes (each a “CAD Amount”) shall be paid in U.S. dollars (each such payment being referred to herein as a “Dollar Payment”), unless DTC has advised that the relevant Holder has made an effective election to receive all or a portion of its payment in Canadian dollars outside DTC (each a “CAD Payment”) in accordance with the procedures described in the payment provisions of the Conditions.

10.6	The CAD Paying Agent shall, from each CAD Amount received by it, make Dollar Payments and CAD Payments in accordance with the payment provisions of the Conditions.

11.	FURTHER DUTIES OF THE ISSUER

If the Issuer is, in respect of any payment, required to withhold or deduct any amount for or on account of taxes or duties of whatever nature as specifically contemplated under the Conditions, the Issuer shall give notice thereof to the Relevant Paying Agent as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Relevant Paying Agent such information as it shall require to enable it to comply with such requirement.

12.	APPOINTMENT AND DUTIES OF THE EXCHANGE RATE AGENT

12.1
Deutsche Bank shall act as Exchange Rate Agent in respect of a specific issuance of Notes for which an Exchange Rate Agent is needed, unless another institution is appointed as Exchange Rate Agent in respect of such issuance in accordance with the Conditions. The Relevant Paying Agent shall inform the Exchange Rate Agent in a timely manner before any date on which a conversion is required to be made, taking into consideration the Conditions.

12.2
Notwithstanding the Relevant Paying Agent’s obligations with respect to the conversion of the Conversion Amount pursuant to the Conditions, the Exchange Rate Agent shall in respect of each issuance of Notes in relation to which it is appointed act as agent for the Relevant Paying Agent and perform such determinations and calculations as specified in the Conditions.

13.	APPOINTMENT AND DUTIES OF THE CALCULATION AGENT

13.1
The Calculation Agent in respect of a specific issuance of Notes shall act in accordance with the Conditions. If the Relevant Paying Agent shall act as Calculation Agent, such fact will be indicated in the Supplemental Agency Agreement. The Issuer will notify the Calculation Agent by forwarding the applicable pricing prospectus according to the time-line agreed with the Calculation Agent.

13.2	Subject to Clause 13.4, the Calculation Agent shall in respect of each issuance of Notes in relation to which it is appointed as such:

	13.2.1	obtain such quotes and rates and/or make such determinations, calculations, adjustments and notifications as may be required to be made by it as specified in the Conditions;

13.2.2
maintain a record of all quotations obtained by it and of all amounts, rates and other items determined or calculated by it and make such record available for inspection at all reasonable times during normal business hours by the Issuer and the Relevant Paying Agent; and

	13.2.3	shall communicate to the Relevant Paying Agent in a timely manner the determinations and calculations made by such Calculation Agent in respect of such Notes.

13.3	If the Calculation Agent is unable for any reason to perform the duties specified in Clause 13.2.1 above, it shall forthwith notify the Issuer and the Relevant Paying Agent of such fact.

13.4
If the Issuer has appointed a Determination Agent with respect to which the Calculation Agent is appointed, the determinations made by such Determination Agent in respect of the bases (such as interest rates, conversion rates, prices, indices or otherwise) for the calculations to be made by such Calculation Agent communicated by the Determination Agent to the Calculation Agent shall be binding on the Calculation Agent.

14.	CONDITIONS OF APPOINTMENT

14.1	The obligations of the Agents hereunder shall be several, and not joint.

14.2
The Issuer will pay to the Agents a remuneration for all services rendered by the Agents in connection with the Notes and reimburse the Agents for the expenses incurred in connection with their appointment or the exercise of their powers and duties hereunder; all as separately agreed upon by the Agents and the Issuer.

14.3
The Issuer will indemnify and hold harmless each of the Agents against any loss, liability or expense which it may incur or which may be made against it arising out of or in connection with its appointment or the exercise of its power and duties hereunder, except such as may result from such Agent’s own negligence or willful misconduct or that of its officers, employees or agents.

14.4
Each Agent will indemnify and hold harmless the Issuer against any loss, liability or expense incurred by the Issuer resulting from the negligence or willful misconduct on the part of such Agent (or such Agent’s officers, employees or agents) and arising out of or in connection with such Agent’s duties hereunder.

14.5	The indemnity provisions under Clauses 14.3 and 14.4 shall survive the termination or expiry of this Agreement.

14.6
Any Agent may consult with legal and other professional advisers selected in good faith and satisfactory to it, and the legal or other professional opinion of such advisers, as the case may be, shall be full and complete protection in respect of any action taken, omitted or suffered hereunder in good faith and in accordance with such opinion.

14.7
Each of the Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered in reliance upon any instruction or communication from the Issuer or any document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties, except as may result from its own negligence or willful misconduct or that of its officers, employees or agents.

14.8
In acting hereunder and in connection with the Notes, the Agents do not assume any relationship of agency or trust for the Holders, and shall not have any obligation towards them; except that all funds held by the Paying Agent for payment of principal of or interest on the Notes shall be held exclusively for the benefit of and for payment to the Holders, but need not be segregated from other funds, except as required by law and as set forth herein and in the Conditions, and shall be applied as set forth herein and in the Conditions.

14.9	Nothing herein shall be deemed to require any Agent to advance its own funds in the performance of its duties hereunder.

15.	CHANGES IN AGENTS

15.1
The Issuer may terminate the appointment of any Agent at any time by giving to the relevant Agent at least 30 days’ written notice to that effect specifying the date on which such removal shall become effective.

15.2	Any Agent may resign at any time by giving the Issuer at least 45 days’ written notice to that effect specifying the date on which such resignation shall become effective.

15.3
No removal under Clause 15.1 or resignation under Clause 15.2 shall take effect until a successor Agent has been appointed by the Issuer or, in accordance with Clause 15.4, on behalf of the Issuer and such Agent has accepted such appointment. A successor Agent shall be appointed by the Issuer by an instrument in writing given to the successor Agent. The Issuer will inform the superseded Agent in written form about its successor Agent immediately after the appointment of a successor Agent and acceptance by the latter of such appointment. Upon the appointment of such successor Agent, the acceptance by it of such appointment and the expiry of the notice period set forth under Clause 15.1 or Clause 15.2, respectively, the Agent so superseded shall cease to be an Agent hereunder.

15.4
In case of a removal of any Agent in accordance with Clause 15.1 or in case of a resignation of any Agent in accordance with Clause 15.2, that Agent shall be entitled on behalf of and in consultation with the Issuer to appoint as a successor Agent in its place a reputable financial institution having the capability to assume the function of its predecessor Agent, if the Issuer has not appointed a successor Agent by the day falling 10 days before the expiry of the notice period set forth under Clause 15.1 or 15.2, respectively. The Agent will inform the Issuer in written form about its successor Agent immediately after the appointment of such successor Agent and acceptance by the latter of such appointment. Upon the appointment of such successor Agent, the acceptance by it of such appointment and the expiry of the notice to be given under Clause 15.1 or 15.2, respectively, the Agent so superseded shall cease to be an Agent hereunder. The relevant Agent will bear all costs incurred by its resignation.

15.5
Notwithstanding the foregoing, the Issuer may terminate the appointment of any Agent at any time with immediate effect and without notice (fristlos) by an instrument in writing if such Agent or any affiliated company (verbundenes Unternehmen) of such Agent shall become unable to properly perform its duties under this Agreement, or shall admit in writing its inability to pay or meet its debts as they severally mature, or shall be subject to a banking moratorium declared under any law, or shall make an assignment or an arrangement for the benefit of its creditors, or shall enter into liquidation, or shall file a petition in bankruptcy or become or be declared bankrupt or insolvent, or if an order of any court shall be entered approving any petition filed by or against the Agent or any affiliated company of such Agent under the provisions of the relevant bankruptcy legislation or under the provisions of any similar legislation, or the Agent or any affiliated company of such Agent shall consent to the appointment of a receiver or an administrator of all or any substantial part of its property or such receiver or administrator shall be appointed, or if any public officer shall take charge or control of the Agent or any affiliated company of such Agent or of its property or affairs, or in the case of any event similar to the foregoing affecting such Agent or any affiliated company of such Agent. As soon as reasonably practicable the Issuer shall appoint a successor Agent in written form, such appointment becoming effective with its acceptance by the successor Agent. Until the effectiveness of the appointment of the successor Agent all rights and duties of any such Agent hereunder will be assumed by the Issuer.

15.6
Any Agent appointed hereunder shall execute and deliver to the Issuer an instrument accepting such appointment and, without any further act, deed or conveyance, upon its appointment becoming effective, any successor Agent shall become vested with all the authorities, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as Agent in accordance with this Agreement, and such predecessor Agent shall upon payment by the Issuer of any amounts due and payable to the predecessor Agent under Clauses 14.2 and 14.3 of this Agreement become obliged to deliver and pay over to any such successor Agent, and any such successor Agent shall be entitled to receive, all moneys (other than moneys received by the predecessor Agent from the Issuer in respect of amounts paid under Clauses 14.2 and 14.3 of this Agreement), documents and records held by the predecessor Agent hereunder. On the termination of its appointment the Agent shall pass all records and documents held by it pursuant to this Agreement to the respective successor Agent.

15.7
Upon its resignation or removal taking effect, the Paying Agent shall hold all moneys deposited with or held by it hereunder in respect of the Notes to the order of the successor Paying Agent, but shall have no other duties or responsibilities hereunder and shall be entitled to the payment by the Issuer of its remuneration for services rendered hereunder and to the reimbursement of its expenses incurred up to its resignation or removal taking effect in accordance with the terms of Clause 15.3.

15.8	Each Agent shall give not less than 30 days’ written notice to the Issuer of any proposed change in its specified office.

15.9
Any change in any Agent shall be notified by the Issuer to the respective other Agents and to the Payees. The Issuer shall also give or cause notice thereof to be given to the Holders in accordance with the Conditions.

16.	NOTICES

16.1
Unless hereunder otherwise specifically provided, any order, notice, request, direction or other communication from the Issuer made or given in relation to the Notes under any provision of this Agreement shall be sufficient if it is signed by two duly authorized officers of the Issuer, and delivered by the Issuer to the Registrar and the Paying Agent.

16.2	Notices shall be addressed to the relevant party hereto as follows:

(a)	If to the Issuer:

KfW
Palmengartenstraße 5-9
60325 Frankfurt am Main
Federal Republic of Germany

Telefax: 0049 69 7431 4324
Attention: Bereich FM

(b)	If to the Euro Registrar or the Registrar for Designated Currency-Notes:

Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Federal Republic of Germany

Telephone: 0049 69 910 62591
Telefax: 0049 69 910 43242
Attention: Trust and Security Services

(c)	If to the Euro Paying Agent or the Paying Agent for Designated Currency-Notes:

Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Federal Republic of Germany

Telephone: 0049 69 910 30094
Telefax: 0049 69 910 38672
Attention: Trust and Security Services

(d)	If to the U.S. Registrar or the CAD Registrar:

Deutsche Bank Trust Company Americas
	c/o Deutsche Bank National Trust Company	Deutsche Bank Trust Company Americas
	Global Debt Services	60 Wall Street
	Trust & Securities Services	27th Floor
	100 Plaza One, 6th Floor	New York, 10005
	Jersey City, NJ 07311-3901	United States
United States

Telefax: 001 732 578 4635
	Attention: Trust and Securities Services	Trust and Securities Services

(e)	If to the U.S. Paying Agent or the CAD Paying Agent:

Deutsche Bank Trust Company Americas
	c/o Deutsche Bank National Trust Company	Deutsche Bank Trust Company Americas
	Global Debt Services	60 Wall Street
	Trust & Securities Services	27th Floor
	100 Plaza One, 6th Floor	New York, 10005
	Jersey City, NJ 07311-3901	United States
United States

Telefax: 001 732 578 4635
	Attention: Trust and Securities Services	Trust and Securities Services

or at any other address of which any of the foregoing shall have notified the others in accordance with this Clause 16.2.

17.	MISCELLANEOUS

17.1
This Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained herein, or in any manner which the parties hereto may mutually deem necessary or desirable and which shall not be inconsistent with the Notes and which shall not, in their opinion, be materially prejudicial to the interest of the Holders.

17.2	This Agreement shall in all respects be governed by and construed in accordance with the laws of the Federal Republic of Germany without regard to conflict of laws principles.

17.3	Any action or other legal proceedings arising out of or in connection with this Agreement shall be brought in the District Court (Landgericht) in Frankfurt am Main, Germany.

17.4	This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.
This Agreement has been entered into on the date stated at the beginning.
KfW

DEUTSCHE BANK AKTIENGESELLSCHAFT

DEUTSCHE BANK TRUST COMPANY AMERICAS

c/o DEUTSCHE BANK NATIONAL TRUST COMPANY

Schedule 1A
German Language Version of the
TERMS AND CONDITIONS OF EURO-BONDS
ANLEIHEBEDINGUNGEN FÜR EURO-BONDS
§ 1
Allgemeine Bestimmungen
(1)      Gesamtnennbetrag und Stückelung. Die ___________ % Globalanleihe fällig ___________ der KfW, Frankfurt am Main, Bundesrepublik Deutschland (die “Emittentin”) im Gesamtnennbetrag von
EUR ___________
ist in ___________ untereinander gleichberechtigte Teilschuldverschreibungen in einer Stückelung von je EUR 1.000 (die “Schuldverschreibungen”) eingeteilt.
(2)      Globalurkunden. Schuldverschreibungen. Form. Die Schuldverschreibungen sind durch zwei oder mehr Dauerglobalurkunden ohne Zinsscheine verbrieft (die “Globalurkunden”). Eine der beiden Globalurkunden (die “CBF-Globalurkunde”) wird von der Clearstream Banking AG, Frankfurt am Main, (“CBF”) oder einem etwaigen Rechtsnachfolger verwahrt, bis sämtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfüllt sind. Die CBF-Globalurkunde lautet auf den Inhaber. Sie verbrieft die Schuldverschreibungen, die für Finanzinstitute verwahrt werden, die Kontoinhaber bei der CBF sind, einschließlich derjenigen Schuldverschreibungen, die über Euroclear Bank SA/NV, (“Euroclear”) und Clearstream Banking, société anonyme, Luxembourg, verwahrt werden, die beide über eine Kontenverbindung mit der CBF verfügen, und weiter einschließlich derjenigen Schuldverschreibungen, die über ein anderes Clearing System verwahrt werden, das über eine Kontenverbindung mit der CBF verfügt. Einzelurkunden und Zinsscheine über einzelne in der CBF-Globalurkunde verbriefte Schuldverschreibungen werden nicht ausgegeben.
Eine oder mehrere weitere Globalurkunde(n) (zusammen die “DTC-Globalurkunde”) werden von der Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (“DBTCA”), oder einem etwaigen Rechtsnachfolger als Verwahrer für The Depository Trust Company, New York (“DTC”) verwahrt, bis sämtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfüllt sind. Die DTC-Globalurkunde ist als Namenspapier ausgegeben und auf den Namen von Cede & Co. als dem Beauftragten von DTC (der “Eingetragene Gläubiger”) ausgestellt worden und verbrieft die Schuldverschreibungen, die den von teilnehmenden Finanzinstituten geführten Konten bei DTC gutgeschrieben sind. Einzelurkunden und Zinsscheine über einzelne in der DTC-Globalurkunde verbriefte Schuldverschreibungen werden nicht ausgegeben, es sei denn DTC ist nicht mehr in der Lage oder bereit, ihre Dienste weiterhin anzubieten und ein Nachfolger des Verwahrers der DTC-Globalurkunde wird nicht ernannt. In diesem Fall kann ein Inhaber von in der DTC-Globalurkunde verbrieften Schuldverschreibungen (ein “DTC-Anleihegläubiger”) die Ausgabe von Einzelurkunden über seine Schuldverschreibungen und zugehörigen Zinsscheinen verlangen.
Jede Person, die letztendlich Inhaberin einer Schuldverschreibung ist, wird als “Anleihegläubiger” bezeichnet.
Die CBF-Globalurkunde und die DTC-Globalurkunde tragen jeweils die eigenhändigen Unterschriften zweier ordnungsgemäß bevollmächtigter Vertreter der Emittentin und sind jeweils von der Registerstelle (wie in § 8 definiert) oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Die durch die CBF-Globalurkunde und die DTC-Globalurkunde verbrieften Schuldverschreibungen entsprechen zusammen dem jeweils ausstehenden Gesamtnennbetrag der Anleihe. Der Betrag, der jeweils auf die durch die CBF-Globalurkunde und die DTC-Globalurkunde verbrieften Schuldverschreibungen entfällt, ergibt sich aus dem Register (das “Register”), das die Registerstelle zu diesem Zweck führt. Kopien der CBF-Globalurkunde und der DTC-Globalurkunde sind bei der Zahlstelle (wie in § 8 definiert) kostenlos erhältlich.
(3)      Übertragung. Übertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus. Übertragungen von Schuldverschreibungen zwischen CBF-Kontoinhabern einerseits und DTC-Teilnehmern andererseits sowie der Austausch von Schuldverschreibungen nach Absatz (4) unten sind während des Zeitraums vom Stichtag (wie in § 5(2) definiert) bis zu dem zugehörigen Zahlungstag (jeweils einschließlich) ausgeschlossen.

(4)      Austausch. Die durch die DTC-Globalurkunde verbrieften Schuldverschreibungen können gegen die durch die CBF-Globalurkunde verbrieften Schuldverschreibungen ausgetauscht werden und umgekehrt. Ein solcher Austausch ist im Register zu vermerken und erfolgt durch Erhöhung oder Verminderung des Nennbetrags der durch die DTC-Globalurkunde verbrieften Schuldverschreibungen um den Nennbetrag der so ausgetauschten Schuldverschreibungen und eine gleich hohe Verminderung oder Erhöhung des Nennbetrags der durch die CBF-Globalurkunde verbrieften Schuldverschreibungen.
§ 2
Status
Die Schuldverschreibungen begründen nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin und stehen im gleichen Rang mit allen anderen gegenwärtigen und zukünftigen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin, soweit nicht zwingende gesetzliche Bestimmungen etwas anderes vorschreiben.
§ 3
Zinsen
(1)      Zinssatz und Fälligkeit. Die Schuldverschreibungen werden vom ___________ an mit jährlich ___________ % verzinst. Die Verzinsung der Schuldverschreibungen endet mit dem Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Rückzahlung fällig werden. Die Zinsen sind jährlich nachträglich am ___________ zur Zahlung fällig. Der erste Zinszahlungstermin ist der ___________ [Einzufügen im Falle einer kurzen oder langen ersten Zinsperiode: für den Zeitraum vom ___________ (einschließlich) bis zum ___________ (ausschließlich). Der Zinsbetrag für diesen Zeitraum beläuft sich auf EUR ___________ für den Gesamtnennbetrag der Schuldverschreibungen].
(2)      Verzug. Sofern die Emittentin die Schuldverschreibungen nicht am Fälligkeitstag zurückzahlt, werden die Schuldverschreibungen, vorbehaltlich der Bestimmungen des § 5(3), vom Fälligkeitstag bis zur tatsächlichen Rückzahlung der Schuldverschreibungen zum gesetzlichen Verzugszinssatz verzinst.
(3)      Stückzinsen. Sind Zinsen auf einen Zeitraum zu berechnen, der nicht ein Jahr ist, so werden sie auf der Grundlage der taggenauen (ICMA) Zinsberechnungsmethode ermittelt.
§ 4
Fälligkeit; [Vorzeitige Rückzahlung;] Rückkauf
(1)      Die Schuldverschreibungen sind am ___________ zu ihrem Nennbetrag zurückzuzahlen. Vorbehaltlich der Bestimmungen in [Einzufügen im Falle eines vorzeitigen Rückzahlungsrechts: Absatz (2) unten und] § 7 ist weder die Emittentin noch ein Anleihegläubiger berechtigt, die Schuldverschreibungen vor ihrer Fälligkeit zur Rückzahlung zu kündigen.
(2)      [Einzufügen im Falle eines vorzeitigen Rückzahlungsrechts: Die Schuldverschreibungen können am ___________ nach Wahl der Emittentin insgesamt, jedoch nicht teilweise, mit einer Vorankündigungsfrist von mindestens fünf New Yorker Geschäftstagen (wie in § 5(3) definiert) durch Bekanntmachung gemäß § 10 zum Nennbetrag zusammen mit den Stückzinsen bis zum vorzeitigen Rückzahlungstag (ausschließlich) zur Rückzahlung gekündigt werden.]
[(3)]      Die Emittentin ist berechtigt, Schuldverschreibungen jederzeit im Markt oder anderweitig zu jedem beliebigen Preis zu kaufen und wieder zu verkaufen.
§ 5
Zahlungen
(1)        Zahlungen. (a) Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen erfolgen am jeweiligen Zahlungstag (wie in Absatz (4) unten beschrieben) an die CBF in Euro und an den Eingetragenen

Gläubiger, der bei Geschäftsschluss am jeweiligen Stichtag (wie in Absatz (2) unten beschrieben) in das von der Registerstelle geführte Register eingetragen ist, oder nach dessen Order in US-Dollar oder Euro nach Maßgabe der nachfolgenden Bestimmungen. Der Betrag der Zahlungen an die CBF einerseits und den Eingetragenen Gläubiger oder nach dessen Order andererseits bemisst sich nach der Höhe des Nennbetrages der Schuldverschreibungen, die durch die CBF-Globalurkunde und die DTC-Globalurkunde verbrieft werden, so wie er durch die Registerstelle (wie in § 8 definiert) bei Geschäftsschluss am jeweiligen Stichtag festgestellt wird.
(b)      Ein DTC-Anleihegläubiger erhält Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen in US-Dollar, soweit er nicht gemäß den nachfolgend beschriebenen Verfahren Zahlungen in Euro wählt. Soweit DTC-Anleihegläubiger für eine Zahlung von Kapital oder Zinsen keine derartige Wahl getroffen haben, wird der für alle diese DTC-Anleihegläubiger bei dieser Zahlung bestimmte Gesamtbetrag (der “Euro-Umtauschbetrag”) von der Zahlstelle in US-Dollar umgetauscht und durch Überweisung in gleichtägig verfügbaren Mitteln an den Eingetragenen Gläubiger oder dessen Order zur Auszahlung über das Abrechnungssystem der DTC an die betreffenden DTC-Teilnehmer gezahlt. Alle Kosten eines derartigen Umtauschs werden von diesen Zahlungen abgezogen. Jeder derartige Umtausch basiert auf dem Ankaufskurs der Zahlstelle vor oder um 11.00 Uhr (New Yorker Zeit) am zweiten Umtausch-Geschäftstag vor dem jeweiligen Zahlungstag für den Kauf des Euro-Umtauschbetrages durch die Zahlstelle gegen US-Dollar zur Abrechnung an diesem Zahlungstag. “Umtausch-Geschäftstag” ist ein Tag, der zugleich ein New Yorker Geschäftstag und ein Frankfurter Geschäftstag ist (wie jeweils in Absatz (3) unten beschrieben). Falls es einen derartigen Ankaufskurs nicht gibt, wird die Zahlstelle von einer im Devisenhandel führenden Bank in New York City, die von der Zahlstelle zu diesem Zweck ausgewählt wird, einen Ankaufskurs einholen. Falls kein Ankaufskurs einer im Devisenhandel führenden Bank erhältlich ist, erfolgt die Zahlung des Euro-Umtauschbetrages in Euro auf das Konto oder die Konten, die der Zahlstelle von der DTC bezeichnet werden. Bis dieses Konto oder diese Konten derart bezeichnet sind, werden die noch von der Zahlstelle gehaltenen Mittel mit einem Zinssatz, der von der Zahlstelle für bei ihr als Tagesgeld angelegte Einlagen gestellt wird, verzinst, soweit die Zahlstelle vernünftigerweise in der Lage ist, diese Mittel wieder anzulegen.
(c)      Ein DTC-Anleihegläubiger kann Zahlung von Kapital und Zinsen auf die Schuldverschreibungen in Euro wählen, indem er die DTC durch den betreffenden DTC-Teilnehmer dazu veranlasst, die Zahlstelle zu dem nachfolgend bestimmten Zeitpunkt über (i) die Wahl dieses DTC-Anleihegläubigers, diese Zahlung ganz oder zum Teil in Euro zu empfangen, und (ii) den Auftrag zur Überweisung auf ein Euro-Konto zu benachrichtigen. Eine derartige Wahl hat für die jeweilige Zahlung durch den DTC-Anleihegläubiger zu dem Zeitpunkt und in der Art und Weise zu erfolgen, wie sie von den jeweils anwendbaren Verfahrensregeln der DTC gefordert wird, und ist gemäß diesen Verfahrensregeln unwiderruflich. Die Benachrichtigung seitens der DTC über diese Wahl, den Überweisungsauftrag und den in Euro gemäß diesem Absatz (1)(c) zahlbaren Betrag muss bei der Zahlstelle vor 17.00 Uhr (New Yorker Zeit) am fünften New Yorker Geschäftstag nach dem jeweiligen Stichtag für Zinsen und vor 17.00 Uhr (New Yorker Zeit) am achten New Yorker Geschäftstag vor dem Zahlungstag für die Zahlung von Kapital eingegangen sein. Zahlungen in Euro gemäß diesem Absatz (1)(c) erfolgen durch Überweisung von gleichtägig verfügbaren Mitteln auf die von der DTC bezeichneten Euro-Konten.
(d)      Zahlungen der oder im Namen der Emittentin an die CBF und an den Eingetragenen Gläubiger, der bei Geschäftsschluss am jeweiligen Stichtag eingetragen ist, oder nach dessen Order befreien die Emittentin in Höhe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.
(2)      Stichtag. Der Stichtag (der “Stichtag”) für die Zwecke von Übertragungsbeschränkungen (wie in § 1(3) bestimmt) und für Zahlungen (wie in Absatz (1) oben bestimmt) von Kapital und Zinsen ist der jeweils frühere der beiden folgenden Termine: (a) der Tag, nach dem sich aufgrund der jeweils geltenden Regeln der CBF die Empfangsberechtigung der CBF-Kontoinhaber für Zahlungen auf Schuldverschreibungen bestimmt, die auf Euro lauten und in bei der CBF verwahrten Dauerglobalurkunden verbrieft sind, und (b) der zehnte New Yorker Geschäftstag vor dem jeweiligen Zahlungstag.
(3)      Geschäftstage. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in Euro auf eine Schuldverschreibung an CBF und den Eingetragenen Gläubiger oder dessen Order kein Frankfurter Geschäftstag, so wird die betreffende Zahlung erst am nächstfolgenden Frankfurter Geschäftstag geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in US-Dollar an den Eingetragenen Gläubiger oder nach dessen Order kein Frankfurter Geschäftstag oder kein New Yorker Geschäftstag, so wird die betreffende Zahlung erst am nächsten Tag, der zugleich ein Frankfurter und New Yorker Geschäftstag ist, geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ein “Frankfurter Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in Frankfurt am Main für den Geschäftsverkehr geöffnet sind. Ein “New Yorker Geschäftstag” ist jeder Tag, außer einem Samstag oder Sonntag, der weder ein gesetzlicher Feiertag noch ein Tag ist, an dem Banken berechtigt oder gesetzlich, durch Vorschrift oder durch Anordnung verpflichtet sind, in New York City zu schließen.
(4)      Zahlungstag und Fälligkeitstag. Im Sinne dieser Anleihebedingungen ist “Zahlungstag” der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemäß vorstehendem Absatz (3), die Zahlung tatsächlich zu leisten ist, und “Fälligkeitstag” der vorgesehene Zinszahlungstermin oder Tag der Fälligkeit der Schuldverschreibung ohne Berücksichtigung einer solchen Anpassung.
(5)      Substitution der Zahlstelle. Die Zahlstelle ist berechtigt, sich hinsichtlich ihrer Aufgaben und Verpflichtungen nach dem vorstehenden Absatz (1)(a) bis (c) hinsichtlich Zahlungen an den Eingetragenen Gläubiger oder nach dessen Order durch die mit ihr verbundene Gesellschaft DBTCA zu substituieren, sofern, soweit gesetzlich erforderlich, eine zusätzliche Zahlstelle in der Bundesrepublik Deutschland aufrecht erhalten wird.
§ 6
Steuern
Sämtliche Zahlungen der Emittentin auf die Schuldverschreibungen sind ohne Abzug oder Einbehalt von Steuern oder sonstigen Abgaben zu leisten, es sei denn, die Emittentin ist rechtlich verpflichtet, solche Steuern oder Abgaben abzuziehen oder einzubehalten. Fallen derartige Abzüge oder Einbehalte an, so ist die Emittentin nicht verpflichtet, irgendwelche zusätzlichen Beträge auf die Schuldverschreibungen zu zahlen.
§ 7
Kündigung durch Anleihegläubiger
Jeder Anleihegläubiger ist berechtigt, seine Schuldverschreibungen zur Rückzahlung zum Nennbetrag zuzüglich bis zum Rückzahlungstag aufgelaufener Zinsen zu kündigen, falls die Emittentin nach Maßgabe dieser Anleihebedingungen zahlbare Beträge nicht innerhalb von 30 Tagen nach dem betreffenden Fälligkeitstag zahlt. Das Kündigungsrecht erlischt, wenn die Emittentin die betreffende Zahlung an die CBF und an den Eingetragenen Gläubiger oder nach dessen Order geleistet hat, bevor der Anleihegläubiger das Kündigungsrecht ausgeübt hat. Die Kündigung zur Rückzahlung hat in der Weise zu erfolgen, dass der Anleihegläubiger der Emittentin eine schriftliche Kündigungserklärung übergibt oder durch eingeschriebenen Brief übermittelt und dabei durch eine Bescheinigung seiner Depotbank (wie in § 11(3) definiert) gemäß § 11(3)(a) nachweist, dass er im Zeitpunkt der Kündigung Anleihegläubiger der betreffenden Schuldverschreibungen ist.
§ 8
Die Erfüllungsgehilfen
(1)      Anfängliche Erfüllungsgehilfen und bezeichnete Geschäftsstellen. Die anfängliche Zahlstelle und die anfängliche Registerstelle (zusammen die “Erfüllungsgehilfen”) und ihre anfänglichen Geschäftsstellen, durch welche sie handeln (die “Bezeichneten Geschäftsstellen”), sind am Ende dieser Anleihebedingungen aufgeführt.
(2)      Änderung der Erfüllungsgehilfen und ihrer Bezeichneten Geschäftsstellen. Die Emittentin behält sich das Recht vor, jederzeit die Bestellung der Zahlstelle oder der Registerstelle zu ändern oder zu beenden oder einer Änderung der Geschäftsstelle, durch welche sie handeln, zuzustimmen, vorausgesetzt, dass stets eine Registerstelle und eine Zahlstelle vorhanden sein muss, und weiter vorausgesetzt, dass solange die Schuldverschreibungen an einer Börse oder Börsen zugelassen sind (und die Regeln dieser Börse(n) es erfordern), die Emittentin eine Zahlstelle mit Bezeichneter Geschäftsstelle an dem Börsenort bzw. den Börsenorten zu unterhalten hat. Die Emittentin hat jede Änderung in der Person der Erfüllungsgehilfen oder ihrer Bezeichneten Geschäftsstellen durch Veröffentlichung gemäß § 10 bekannt zu machen.
(3)      Keine Rechtsbeziehungen. Die Erfüllungsgehilfen handeln als solche ausschließlich als Erfüllungsgehilfen der Emittentin und haben keinerlei rechtliche Beziehung welcher Art auch immer mit dem Eingetragenen Gläubiger oder einem Anleihegläubiger und sind diesen gegenüber in keinem Fall verantwortlich.

§ 9
Begebung weiterer Schuldverschreibungen
Die Emittentin behält sich vor, von Zeit zu Zeit ohne Zustimmung der Anleihegläubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tages des Verzinsungsbeginns) in der Weise zu begeben, dass sie mit den Schuldverschreibungen zusammengefasst werden, eine einheitliche Emission mit ihnen bilden und ihren Gesamtnennbetrag erhöhen. Der Begriff “Schuldverschreibungen” umfasst im Fall einer solchen Erhöhung auch solche zusätzlichen Schuldverschreibungen.
§ 10
Bekanntmachungen
Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, erfolgen (a) in der Bundesrepublik Deutschland im elektronischen Bundesanzeiger und, soweit darüber hinaus rechtlich erforderlich, in den weiteren gesetzlich bestimmten Medien und (b) zusätzlich in einer in englischer Sprache erscheinenden und in New York City allgemein verbreiteten führenden Tageszeitung (voraussichtlich The Wall Street Journal). Sämtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veröffentlichung folgt oder, sofern die Veröffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veröffentlichung folgt.
§ 11
Anwendbares Recht; Gerichtsstand;
Geltendmachung von Ansprüchen; Sprache
(1)      Anwendbares Recht. Form und Inhalt der Schuldverschreibungen, die Rechte und Pflichten der Anleihegläubiger und der Emittentin bestimmen sich in jeder Hinsicht nach deutschem Recht. Jede Verfügung über bei der DTC verwahrte Schuldverschreibungen, einschließlich Übertragungen und Verpfändungen, die zwischen DTC-Teilnehmern und zwischen der DTC selbst und DTC-Teilnehmern durchgeführt werden, unterliegen dem Recht des Staates New York.
(2)      Gerichtsstand. Zuständig für alle Klagen oder sonstigen Verfahren aus oder im Zusammenhang mit den Schuldverschreibungen ist ausschließlich das Landgericht in Frankfurt am Main.
(3)      Geltendmachung von Ansprüchen. Jeder Anleihegläubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleihegläubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleihegläubigers bezeichnet, (ii) einen Nennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleihegläubigers gutgeschrieben sind, und (iii) bestätigt, daß die Depotbank der CBF oder der DTC sowie der Registerstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemäß (i) und (ii) enthält, und Bestätigungsvermerke der CBF oder der DTC sowie des betroffenen CBF-Kontoinhabers oder DTC-Teilnehmers trägt, sowie (b) einer von einem Vertretungsberechtigten der CBF oder der DTC oder der Registerstelle beglaubigten Ablichtung der CBF-Globalurkunde oder der DTC-Globalurkunde. Im Sinne der vorstehenden Bestimmungen ist “Depotbank” ein Bank- oder sonstiges Finanzinstitut (einschließlich CBF, DTC und ihrer Teilnehmer, einschließlich jedes anderen Clearing Systems, das eine Kontenverbindung mit CBF unterhält oder DTC-Teilnehmer ist) von allgemein anerkanntem Ansehen, das eine Genehmigung für das Wertpapier-Depotgeschäft hat und bei dem der Anleihegläubiger Schuldverschreibungen im Depot verwahren lässt.
(4)      Sprache. Diese Anleihebedingungen sind in deutscher Sprache abgefasst. Eine Übersetzung in die englische Sprache ist beigefügt. Der deutsche Text ist verbindlich und maßgeblich. Die Übersetzung in die englische Sprache ist unverbindlich.

Registerstelle und Zahlstelle
Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Bundesrepublik Deutschland

Non-binding English Translation of the
TERMS AND CONDITIONS OF EURO-BONDS
§ 1
General Provisions
(1)      Aggregate Principal Amount and Denomination. The issue of the ___________ % Global Bonds due ___________ of KfW, Frankfurt am Main, Federal Republic of Germany (the “Issuer”) in the aggregate principal amount of
EUR ___________
is divided into ___________ bonds in the denomination of EUR 1,000 each, which rank pari passu among themselves (the “Bonds”).
(2)      Global Certificates, Bonds and Form. The Bonds will be represented by two or more permanent global certificates without interest coupons (the “Global Certificates”). One of the Global Certificates (the “CBF Global Certificate”) is kept in custody by Clearstream Banking AG, Frankfurt am Main (“CBF”), or any successor, until all obligations of the Issuer under the Bonds have been satisfied. The CBF Global Certificate is issued in bearer form and represents the Bonds credited to accounts of financial institutions that are accountholders of CBF, including such Bonds which are held through Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking, société anonyme, Luxembourg, each of which maintains an account with CBF, and further including such Bonds which are held through any other clearing system which maintains an account with CBF. Definitive certificates and interest coupons for individual Bonds represented by the CBF Global Certificate shall not be issued.
The other Global Certificate or Global Certificates (together, the “DTC Global Certificate”) will be kept in custody by Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (“DBTCA”), or any successor, as custodian for The Depository Trust Company, New York (“DTC”) until all obligations of the Issuer under the Bonds have been satisfied. The DTC Global Certificate is issued in registered form in the name of Cede & Co., as nominee of DTC (the “Registered Holder”), and represents the Bonds credited to accounts maintained with DTC by financial institutions that are participants in DTC. Definitive certificates and interest coupons for individual Bonds represented by the DTC Global Certificate shall not be issued, unless DTC is unable or unwilling to continue providing its services and a successor securities depositary is not obtained. In such a case, a holder of Bonds represented by the DTC Global Certificate (a “DTC Holder”) may request the issue of definitive certificates representing its individual Bonds and corresponding interest coupons.
Each person ultimately holding a Bond is referred to as a “Holder”.
The CBF Global Certificate and the DTC Global Certificate shall each be manually signed by two authorized representatives of the Issuer and manually authenticated by or on behalf of the Registrar (as defined in § 8). The Bonds represented by the CBF Global Certificate and the DTC Global Certificate, respectively, will together equal the aggregate principal amount of the Bonds outstanding at any time. The amount of Bonds represented by each of the CBF Global Certificate and the DTC Global Certificate is evidenced by the register (the “Register”) kept by the Registrar. Copies of the CBF Global Certificate and the DTC Global Certificate are available free of charge at the Paying Agent (as defined in § 8).
(3)      Transfer. Transfers of Bonds shall require appropriate entries in securities accounts. Transfers of Bonds between CBF accountholders, on the one hand, and DTC participants, on the other hand, and exchanges of Bonds pursuant to § 1(4) below may not be effected during the period commencing on the Record Date (as defined in § 5(2)) and ending on the related payment date (both dates inclusive).
(4)      Exchange. The Bonds represented by the DTC Global Certificate may be exchanged for Bonds represented by the CBF Global Certificate, and vice versa. Such exchanges shall be recorded in the Register and shall be effected by an increase or a decrease in the principal amount of the DTC Global Certificate by the principal amount of Bonds so exchanged and a corresponding decrease or increase in the principal amount of the CBF Global Certificate.

§ 2
Status
The Bonds constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.
§ 3
Interest
(1)      Interest Rate and Due Dates. The Bonds bear interest at the rate of ___________ % per annum as from __________. The Bonds shall cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest shall be payable annually in arrears on __________. The first interest payment date shall be ___________ [Insert in case of short or long first coupon: for the period commencing on ___________ (inclusive) and ending on ___________ (exclusive). The interest amount for this period shall total Euro ___________ for the aggregate principal amount of EUR ___________].
(2)      Late Payment. Should the Issuer fail to redeem the Bonds on the due date therefor, interest on the Bonds shall, subject to the provisions of § 5(3), accrue beyond the due date until actual redemption of the Bonds at the default rate of interest established by law.
(3)      Accrued Interest. If it is necessary to compute interest for a period of other than a full year, interest shall be calculated on the basis of the actual/actual (ICMA) interest determination method.
§ 4
Maturity, [Early Redemption,] Repurchase
(1)      The Bonds shall be redeemed at par on __________. Subject to the provisions of [Insert in case of a call option: §4(2) below and] § 7, neither the Issuer nor any Holder shall be entitled to redeem the Bonds prior to their stated maturity.
(2)      [Insert in case of a call option: The Bonds may be redeemed, in whole but not in part, on ___________ at the option of the Issuer upon not less than five New York Business Days (as defined in § 5(3)) prior written notice given in accordance with § 10 at par together with interest accrued to, but excluding, the early redemption date.]
[(3)]    The Issuer may at any time purchase and resell Bonds in the open market or otherwise at any price.
§ 5
Payments
(1)      Payments. (a) Payments of principal of, and interest on, the Bonds shall be made on the relevant payment date (as described in § 5(4) below) to CBF in Euro and to, or to the order of, the Registered Holder registered at the close of business on the relevant Record Date (as described in § 5(2) below) in the Register kept by the Registrar in U.S. dollars or Euro as set forth below. The amount of payments to CBF and to, or to the order of, the Registered Holder, respectively, shall correspond to the principal amount of Bonds represented by the CBF Global Certificate and the DTC Global Certificate, as established by the Registrar (as defined in § 8) at the close of business on the relevant Record Date.
(b)      Any DTC Holder shall receive payments of principal and interest in respect of the Bonds in U.S. dollars, unless such DTC Holder elects to receive payments in Euro in accordance with the procedures set out below. To the extent that DTC Holders shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such DTC Holders in respect of such payment (the “Euro Conversion Amount”) shall be converted by the Paying Agent into U.S. dollars and paid by wire transfer of same day funds to, or to the order of, the Registered Holder for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of the Paying Agent, at or prior to 11:00 a.m. (New York time), on the second Conversion Business Day preceding the relevant payment date, for the purchase by the Paying Agent of the Euro Conversion Amount with U.S. dollars for settlement on such payment date. “Conversion Business Day” means a day which is a New York Business Day and a Frankfurt Business Day (all as defined in § 5(3) below). If such bid quotation is not available, the Paying Agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the Paying Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the Euro Conversion Amount will be made in Euro to the account or accounts specified by DTC to the Paying Agent. Until such account or accounts are so specified, the funds still held by the Paying Agent shall bear interest at the rate of interest quoted by the Paying Agent for deposits with it on an overnight basis, to the extent that the Paying Agent is reasonably able to reinvest such funds.
(c)      Any DTC Holder may elect to receive payment of principal and interest with respect to the Bonds in Euro by causing DTC, through the relevant DTC participant, to notify the Paying Agent by the time specified below of (i) such DTC Holder’s election to receive all or a portion of such payment in Euro and (ii) wire transfer instructions to a Euro account. Such election in respect of any payment shall be made by the DTC Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and the amount payable in Euro pursuant to this § 5(1)(c) must be received by the Paying Agent prior to 5:00 p.m. (New York time) on the fifth New York Business Day following the relevant Record Date in the case of interest and prior to 5:00 p.m. (New York time) on the eighth New York Business Day prior to the payment date for the payment of principal. Any payments under this § 5(1)(c) in Euro shall be made by wire transfer of same day funds to Euro accounts designated by DTC.
(d)      All payments made by or on behalf of the Issuer to CBF and to, or to the order of, the Registered Holder at the close of business on the relevant Record Date, respectively, shall discharge the liability of the Issuer under the Bonds to the extent of the sums so paid.
(2)      Record Date. The record date (the “Record Date”) for purposes of transfer restrictions (as determined in § 1(3)) and payments (as determined in § 5(1) above) of principal and interest shall be, in respect of each such payment, the earlier of the following dates: (a) the date determined in accordance with the conventions observed by CBF from time to time for the entitlement of CBF accountholders to payments in respect of debt securities denominated in Euro and represented by permanent global certificates held in custody by CBF; and (b) the tenth New York Business Day prior to the relevant payment date.
(3)      Business Days. If any due date for payment of principal or interest in Euro in respect of any Bonds to CBF and to, or to the order of, the Registered Holder is not a Frankfurt Business Day, such payment will not be made until the next following Frankfurt Business Day, and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars in respect of any Bond to, or to the order of, the Registered Holder is not a Frankfurt Business Day or not a New York Business Day, such payment shall not be made until the next day which is both a Frankfurt Business Day and a New York Business Day, and no further interest shall be paid in respect of the delay in such payment. “Frankfurt Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main. “New York Business Day” means any day (other than a Saturday or Sunday), that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York City.
(4)      Payment Date and Due Date. For the purposes of these Terms and Conditions, “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the above §5(3), and “due date” means the interest payment date or the maturity date provided for herein, without taking account of any such adjustment.
(5)      Substitution of Paying Agent. The Paying Agent may, in respect of its functions and duties under § 5(1)(a) through (c) above with respect to payments to, or to the order of, the Registered Holder, substitute for itself its affiliate DBTCA, if and to the extent, if so required by law, an additional Paying Agent will be maintained in the Federal Republic of Germany.

§ 6
Taxes
All payments by the Issuer in respect of the Bonds shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Bonds.
§ 7
Termination for Default
Any Holder may, at its option, declare its Bonds due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date. The right to declare Bonds due shall cease if the Issuer has made payment to CBF and to, or to the order of, the Registered Holder before the Holder has exercised such right. Any notice declaring Bonds due shall be made by means of a written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice is a Holder of the relevant Bonds by means of a certificate of the Holder’s Custodian (as defined in § 11(3)) pursuant to § 11(3)(a).
§ 8
The Agents
(1)      Initial Agents and Specified Offices. The initial Paying Agent and Registrar (together, the “Agents”) and their initial offices through which they act (the “Specified Offices”) are set forth at the end of these Terms and Conditions.
(2)      Change of Agents and their Specified Offices. The Issuer reserves the right at any time to vary or terminate the appointment of the Paying Agent or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Registrar and Paying Agent, and provided further that so long as the Bonds are listed on any stock exchange(s) (and the rules of such stock exchange(s) so require), the Issuer shall maintain a Paying Agent with a Specified Office in the city in which such stock exchange(s) is (are) located. The Issuer shall give notice of any change in the Agents or their Specified Offices by publication in accordance with § 10.
(3)      No Legal Relationship. The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Registered Holder or the Holders and are not in any event accountable to the Registered Holder or any Holder.
§ 9
Further Issues
The Issuer reserves the right, from time to time without the consent of the Holders, to issue additional bonds, on terms identical in all respects to those set forth herein (except that the date from which interest shall accrue may vary), so that such additional bonds shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the Bonds. The term “Bonds” shall, in the event of such increase, also include such additional bonds.
§ 10
Notices
All notices regarding the Bonds shall be published (a) in the Federal Republic of Germany in the electronic Federal Gazette (elektronischer Bundesanzeiger), and, to the extent legally required, in addition thereto, in any other form of media prescribed by law, and (b) also in a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the date of first publication.

§ 11
Governing Law, Jurisdiction, Enforcement, Language
(1)      Governing Law. The Bonds, both as to form and content, as well as the rights and duties of the Holders and the Issuer shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Any disposition of the Bonds held through DTC, including transfers and pledges, executed between DTC participants, and between DTC itself and DTC participants, shall be governed by the laws of the State of New York.
(2)      Jurisdiction. Any action or other legal proceedings arising out of or in connection with the Bonds may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
(3)      Enforcement. Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Bonds on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying a principal amount of Bonds credited on the date of such statement to such Holder’s securities account maintained with such Custodian and (iii) confirming that the Custodian has given a written notice to CBF or DTC, as the case may be, and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of CBF or DTC and the relevant CBF accountholder or DTC participant and (b) a copy of the CBF Global Certificate or the DTC Global Certificate certified as being a true copy by a duly authorized officer of CBF or DTC, as the case may be, or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognised standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of any Bonds and includes CBF, DTC and its participants, including any other clearing system which maintains an account with CBF or participates in DTC.
(4)      Language. These Terms and Conditions are written in the German language and accompanied by an English language translation. The German text shall be controlling and binding. The English language translation is provided for convenience only.
Registrar and Paying Agent
Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Federal Republic of Germany

Schedule 1B
English Language Version of the
TERMS AND CONDITIONS OF DESIGNATED CURRENCY-NOTES
§ 1
General Provisions
(1)      Aggregate Principal Amount and Denomination.   The issue of the _______% Global Notes due _______ of KfW, Frankfurt am Main, Federal Republic of Germany (the “Issuer”) in the aggregate principal amount of
[INSERT DESIGNATED CURRENCY] ______________
is divided into _____________ notes in the denomination of [INSERT DESIGNATED CURRENCY] [1,000] each, which rank pari passu among themselves (the “Notes”).
(2)      Global Certificates, Notes and Form.   The Notes are represented by two or more permanent global certificates without interest coupons (the “Global Certificates”). One of the Global Certificates (the “ICSD Global Certificate”) is kept in custody by or on behalf of Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking, société anonyme, Luxembourg (“CBL” and, together with Euroclear, the “ICSDs” and each an “ICSD”), or any successors, until all obligations of the Issuer under the Notes have been satisfied. The ICSD Global Certificate is issued in registered form in the name of [Insert name of common depositary for the ICSDs] (the “ICSD Registered Holder”) as common depositary for the ICSDs, and represents the Notes credited to accounts of financial institutions that are accountholders of the ICSDs, including such Notes which are held through any other clearing system which maintains an account with the ICSDs. Definitive certificates and interest coupons for individual Notes represented by the ICSD Global Certificate shall not be issued.
The other Global Certificate or Global Certificates (together, the “DTC Global Certificate”) is kept in custody by Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (“DBTCA”), or any successor, as custodian for The Depository Trust Company, New York (“DTC”) until all obligations of the Issuer under the Notes have been satisfied. The DTC Global Certificate is issued in registered form in the name of Cede & Co., as nominee of DTC (the “DTC Registered Holder”, together with the ICSD Registered Holder, the “Registered Holders”), and represents the Notes credited to accounts maintained with DTC by financial institutions that are participants in DTC. Definitive certificates and interest coupons for individual Notes represented by the DTC Global Certificate shall the not be issued, unless DTC is unable or unwilling to continue providing its services and a successor securities depositary is not obtained. In such a case, a holder of Notes represented by the DTC Global Certificate (a “DTC Holder”) may request the issue of definitive certificates representing its individual Notes and corresponding interest coupons.
Each person ultimately holding a Note is referred to as a “Holder”.
The ICSD Global Certificate and the DTC Global Certificate shall each be manually signed by two authorized representatives of the Issuer and manually authenticated by or on behalf of the Registrar (as defined in § 8). The Notes represented by the ICSD Global Certificate and the DTC Global Certificate, respectively, will together equal the aggregate principal amount of the Notes outstanding at any time. The amount of Notes represented by each of the ICSD Global Certificate and the DTC Global Certificate is evidenced by the register (the “Register”) kept by the Registrar. Copies of the ICSD Global Certificate and the DTC Global Certificate are available free of charge at the Paying Agent (as defined in § 8).
(3)      Transfer.   Transfers of Notes shall require appropriate entries in securities accounts. Transfers of Notes between the ICSD accountholders, on the one hand, and DTC participants, on the other hand, and exchanges of Notes pursuant to § 1(4) below may not be effected during the period commencing on the Record Date (as defined in § 5(3)) and ending on the related payment date (both dates inclusive).
(4)      Exchange.   The Notes represented by the DTC Global Certificate may be exchanged for Notes represented by the ICSD Global Certificate, and vice versa. Such exchanges shall be recorded in the Register and shall be effected by an increase or a decrease in the principal amount of the DTC Global Certificate by the principal amount of Notes so exchanged and a corresponding decrease or increase in the principal amount of the ICSD Global Certificate.

§ 2
Status
The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.
§ 3
Interest
(1)      Interest Rate and Due Dates.   The Notes bear interest at the rate of _______% per annum as from _____________. The Notes shall cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest shall be payable in two equal semi-annual installments [Insert in case of short or long first coupon:, subject to the last sentence of this subsection,] in arrears on __________ and _________. The first interest payment date shall be __________ [Insert in case of short or long first coupon: for the period commencing on __________ (inclusive) and ending on __________ (exclusive). The interest amount for this period shall total [INSERT DESIGNATED CURRENCY] _______________ for the aggregate principal amount of [INSERT DESIGNATED CURRENCY] ______________].
(2)      Late Payment.   Should the Issuer fail to redeem the Notes on the due date therefor, interest on the Notes shall, subject to the provisions of § 5(2) and § 5(4), accrue beyond the due date until actual redemption of the Notes at the default rate of interest established by law.
(3)      Accrued Interest.   If it is necessary to compute interest for a period of other than a full year, interest shall be calculated on the basis of [insert relevant method].
§ 4
Maturity, [Early Redemption,] Repurchase
(1)      The Notes shall be redeemed at par on _________. Subject to the provisions of [Insert in the case of a call option: § 4(2) below and] § 7, neither the Issuer nor any Holder shall be entitled to redeem the Notes prior to their stated maturity.
(2)      [Insert in the case of a call option: The Notes may be redeemed, in whole but not in part, on __________________ at the option of the Issuer upon not less than five New York Business Days (as defined in § 5(4)) prior written notice given in accordance with § 10 at par together with interest accrued to, but excluding, the early redemption date.]
[(3)]    The Issuer may at any time purchase and resell Notes in the open market or otherwise at any price.
§ 5
Payments
(1)
Payments.   (a) Payments of principal of, and interest on, the Notes shall be made on the relevant payment date (as described in § 5(5) below) to, or to the order of, the Registered Holders registered at the close of business on the relevant Record Date (as described in § 5(3) below) in the Register kept by the Registrar. Payments to or to the order of the ICSD Registered Holder shall be made in [INSERT DESIGNATED CURRENCY]. Payments to or to the order of the DTC Registered Holder shall be made in U.S. dollars or [INSERT DESIGNATED CURRENCY] as set forth below. The amount of payments to or to the order of the Registered Holders, respectively, shall correspond to the principal amount of Notes represented by the ICSD Global Certificate and the DTC Global Certificate, as established by the Registrar (as defined in § 8) at the close of business on the relevant Record Date.

          (b)      Any DTC Holder shall receive payments of principal and interest in respect of the Notes in U.S. dollars, unless such DTC Holder elects to receive payments in [INSERT DESIGNATED CURRENCY] in accordance with the procedures set out below. To the extent that DTC Holders shall not have made such election in respect of any payment of principal or interest, and provided that there is no event as described in § 5(2) below, the aggregate amount designated for all such DTC Holders in respect of such payment (the “[INSERT DESIGNATED CURRENCY] Conversion Amount”) shall be converted by the Paying Agent into U.S. dollars and paid by wire transfer of same day funds to, or to the order of, the DTC Registered Holder for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of the Paying Agent, at or prior to 11:00 a.m. (New York time), on the second Conversion Business Day preceding the relevant payment date, for the purchase by the Paying Agent of the [INSERT DESIGNATED CURRENCY] Conversion Amount with U.S. dollars for settlement on such payment date. “Conversion Business Day” means a day which is a New York Business Day, a [INSERT PRINCIPAL FINANCIAL CENTRE OF THE DESIGNATED CURRENCY] Business Day and a Frankfurt Business Day (all as defined in § 5(4) below). If such bid quotation is not available, the Paying Agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the Paying Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the [INSERT DESIGNATED CURRENCY] Conversion Amount shall be made in [INSERT DESIGNATED CURRENCY] to the account or accounts specified by DTC to the Paying Agent. Until such account or accounts are so specified, the funds still held by the Paying Agent shall bear interest at the rate of interest quoted by the Paying Agent for deposits with it on an overnight basis, to the extent that the Paying Agent is reasonably able to reinvest such funds.

          (c)      Any DTC Holder may elect to receive payment of principal and interest with respect to the Notes in [INSERT DESIGNATED CURRENCY] by causing DTC, through the relevant DTC participant, to notify the Paying Agent by the time specified below of (i) such DTC Holder’s election to receive all or a portion of such payment in [INSERT DESIGNATED CURRENCY] and (ii) wire transfer instructions to a [INSERT DESIGNATED CURRENCY] account. Such election in respect of any payment shall be made by the DTC Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and the amount payable in [INSERT DESIGNATED CURRENCY] pursuant to this § 5(1)(c) must be received by the Paying Agent prior to 5:00 p.m. (New York time) on the fifth New York Business Day following the relevant Record Date in the case of interest and prior to 5:00 p.m. (New York time) on the eighth New York Business Day prior to the payment date for the payment of principal. Any payments under this § 5(1)(c) in [INSERT DESIGNATED CURRENCY] shall be made by wire transfer of same day funds to [INSERT DESIGNATED CURRENCY] accounts designated by DTC.

          (d)       All payments made by or on behalf of the Issuer to, or to the order of, the Registered Holders at the close of business on the relevant Record Date, respectively, shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid.

(2)      Availability of [INSERT DESIGNATED CURRENCY].   If the Issuer determines (i) that any amount payable on a relevant payment date in [INSERT DESIGNATED CURRENCY] or any successor currency to it provided for by law (the “Successor Currency”) is not available to it in freely negotiable and convertible funds for reasons beyond the Issuer’s control, (ii) that [INSERT DESIGNATED CURRENCY] or the Successor Currency is no longer used for the settlement of international financial transactions, (iii) that the settlement of payments in [INSERT DESIGNATED CURRENCY] or the Successor Currency by a clearing system may not be effected or is disrupted on a relevant payment date, or (iv) that due to other reasons beyond the Issuer’s control either any amount in [INSERT DESIGNATED CURRENCY] or the Successor Currency payable on a relevant payment date is not available to the Issuer, or payments of such amounts may not be effected, the Issuer may fulfill its payment obligations by making such payment in U.S. dollars on, or as soon as reasonably practicable after, the respective payment date on the basis of the applicable exchange rate. No further interest or any other payment shall be due as a result thereof. The applicable exchange rate for [INSERT DESIGNATED CURRENCY] or the Successor Currency is (i) if available, the noon dollar buying rate in New York City for cable transfers for [INSERT DESIGNATED CURRENCY] or the Successor Currency on the second New York Business Day preceding the particular payment date as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York, or any successor rate thereto, (ii) if the rate under (i) is not available, the spot foreign exchange rate at which [INSERT DESIGNATED CURRENCY] or the Successor Currency is offered in exchange for U.S. dollars at noon, Frankfurt time, on the second Conversion Business Day preceding the date on which the payment is effected, or (iii) if the rate under (ii) is not available, the spot foreign exchange rate for [INSERT DESIGNATED CURRENCY] or the Successor Currency as determined by the Issuer in its equitable discretion.
(3)      Record Date.   The record date (the “Record Date”) for purposes of transfer restrictions (as determined in § 1(3)) and payments (as determined in § 5(1) above) of principal and interest shall be, in respect of each such payment, the earlier of the following dates: (a) the date determined in accordance with the conventions observed by the ICSDs from time to time for the entitlement of ICSDs accountholders to payments in respect of debt securities denominated in [INSERT DESIGNATED CURRENCY] and represented by permanent global certificates held in custody by or on behalf of the ICSDs; and (b) the tenth New York Business Day preceding the relevant payment date.
(4)      Business Days.   If any due date for payment of principal or interest in [INSERT DESIGNATED CURRENCY] in respect of any Note, to or to the order of, the Registered Holders is not a [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Business Day, such payment shall not be made until the next [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Business Day, and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars in respect of any Note, to or to the order of, the DTC Registered Holder is not a [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Business Day or not a New York Business Day, such payment shall not be made until the next day which is both a [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Business Day and a New York Business Day, and no further interest shall be paid in respect of the delay in such payment. “New York Business Day” means any day (other than a Saturday or Sunday), that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York City. “[PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY]. “Frankfurt Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main.
(5)      Payment Date and Due Date.   For the purposes of these Terms and Conditions “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the above § 5(4), and “due date” means the interest payment date or the maturity date provided for herein, without taking account of any such adjustment.
(6)      Substitution of Paying Agent.   The Paying Agent may, in respect of its functions and duties under § 5(1)(a) through (c) above with respect to payments to, or to the order of, the DTC Registered Holder, substitute for itself its affiliate DBTCA, if and to the extent, if so required by law, an additional Paying Agent shall be maintained in the Federal Republic of Germany.
§ 6
Taxes
All payments by the Issuer in respect of the Notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.
§ 7
Termination for Default
Any Holder may, at its option, through the ICSDs or DTC, declare its Notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date. The right to declare Notes due shall cease if the Issuer has made payment to, or to the order of, the Registered Holders before the Holder has exercised such right. Any notice declaring Notes due shall be made by means of a written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice is a Holder of the relevant Notes by means of a certificate of the Holder’s Custodian (as defined in § 11(3)) pursuant to § 11(3)(a).
§ 8
The Agents
(1)      Initial Agents and Specified Offices.   The initial Paying Agent and Registrar (together, the “Agents”) and their initial offices through which they act (the “Specified Offices”) are set forth at the end of these Terms and Conditions.

(2)      Change of Agents and their Specified Offices.   The Issuer reserves the right at any time to vary or terminate the appointment of the Paying Agent or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Registrar and Paying Agent, and provided further that so long as the Notes are listed on any stock exchange(s) (and the rules of such stock exchange(s) so require), the Issuer shall maintain a Paying Agent with a Specified Office in the city in which such stock exchange(s) is (are) located. The Issuer shall give notice of any change in the Agents or their Specified Offices by publication in accordance with § 10.
(3)      No Legal Relationship.   The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Registered Holders or the Holders and are not in any event accountable to the Registered Holders or any Holder.
§ 9
Further Issues
The Issuer reserves the right, from time to time without the consent of the Holders, to issue additional notes, on terms identical in all respects to those set forth herein (except that the date from which interest shall accrue may vary), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the Notes. The term “Notes” shall, in the event of such increase, also include such additional notes.
§ 10
Notices
All notices regarding the Notes shall be published (a) in the Federal Republic of Germany in the electronic Federal Gazette (elektronischer Bundesanzeiger) and, to the extent legally required, in addition thereto, in any other form of media prescribed by law, and (b) also in a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the date of first publication.
§ 11
Governing Law, Jurisdiction, Enforcement, Language
(1)      Governing Law.   The Notes, both as to form and content, as well as the rights and duties of the Holders and the Issuer shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Any disposition of the Notes held through the ICSDs, including transfers and pledges, executed between ICSD accountholders and between an ICSD and its accountholders shall be governed by the laws applicable to the clearance and settlement services of such ICSD. Any disposition of the Notes held through DTC, including transfers and pledges, executed between DTC participants and between DTC itself and DTC participants shall be governed by the laws of the State of New York.
(2)      Jurisdiction.   Any action or other legal proceedings arising out of or in connection with the Notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
(3)      Enforcement.   Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Notes on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying a principal amount of Notes credited on the date of such statement to such Holder’s securities account maintained with such Custodian and (iii) confirming that the Custodian has given a written notice to the relevant ICSD or DTC, as the case may be, and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of the relevant ICSD or DTC and the relevant ICSD accountholder or DTC participant and (b) a copy of the ICSD Global Certificate or the DTC Global Certificate certified as being a true copy by a duly authorized officer of the ICSDs (or of a depositary of the ICSDs) or DTC, as the case may be, or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of any Notes and includes the ICSDs or DTC and their accountholders or its participants, as the case may be, including any other clearing system which participates in the ICSDs or DTC.

(4)      Language.   These Terms and Conditions are written in the English language and accompanied by a German language translation. The English text shall be controlling and binding. The German language translation is provided for convenience only.
Registrar and Paying Agent

Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Federal Republic of Germany

Non-binding German Translation of the
TERMS AND CONDITIONS OF DESIGNATED CURRENCY-NOTES
ANLEIHEBEDINGUNGEN FÜR DESIGNATED CURRENCY-NOTES
§ 1
Allgemeine Bestimmungen
(1)      Gesamtnennbetrag und Stückelung.   Die _______ % Globalanleihe fällig _______ der KfW, Frankfurt am Main, Bundesrepublik Deutschland (die “Emittentin”) im Gesamtnennbetrag von
[INSERT DESIGNATED CURRENCY] ______________
ist in _____________ untereinander gleichberechtigte Teilschuldverschreibungen in einer Stückelung von je [INSERT DESIGNATED CURRENCY] _____________ (die “Schuldverschreibungen”) eingeteilt.
(2)      Globalurkunden. Schuldverschreibungen. Form.   Die Schuldverschreibungen sind durch zwei oder mehr Dauerglobalurkunden ohne Zinsscheine verbrieft (die “Globalurkunden”). Eine der beiden Globalurkunden (die “ICSD-Globalurkunde”) wird von oder im Namen der Euroclear Bank SA/NV (“Euroclear”) und der Clearstream Banking, société anonyme, Luxembourg (“CBL” und zusammen mit Euroclear die “ICSDs”, und jeder ein “ICSD”) oder einem etwaigen Rechtsnachfolger verwahrt, bis sämtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfüllt sind. Die ICSD-Globalurkunde ist als Namenspapier auf den Namen von [Namen des gemeinsamen Verwahrers für die ICSDs einfügen] (der “ICSD Eingetragene Gläubiger”) als dem gemeinsamen Verwahrer der ICSDs ausgestellt worden und verbrieft die Schuldverschreibungen, die den Konten der Finanzinstitute gutgeschrieben sind, die Kontoinhaber bei den ICSDs sind, einschließlich derjenigen Schuldverschreibungen, die über ein anderes Clearing System verwahrt werden, das über eine Kontenverbindung mit den ICSDs verfügt. Einzelurkunden und Zinsscheine über einzelne in der ICSD-Globalurkunde verbriefte Schuldverschreibungen werden nicht ausgegeben.
Eine oder mehrere weitere Globalurkunde(n) (zusammen die “DTC-Globalurkunde”) werden von der Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (“DBTCA”) oder einem etwaigen Rechtsnachfolger als Verwahrer für The Depository Trust Company, New York (“DTC”) verwahrt, bis sämtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfüllt sind. Die DTC-Globalurkunde ist als Namenspapier ausgegeben und auf den Namen von Cede & Co. als dem Beauftragten von DTC (der “DTC Eingetragene Gläubiger”, zusammen mit dem ICSD Eingetragenen Gläubiger die “Eingetragenen Gläubiger”) ausgestellt und verbrieft die Schuldverschreibungen, die den von teilnehmenden Finanzinstituten geführten Konten bei DTC gutgeschrieben sind. Einzelurkunden und Zinsscheine über einzelne in der DTC-Globalurkunde verbriefte Schuldverschreibungen werden nicht ausgegeben, es sei denn DTC ist nicht mehr in der Lage oder bereit, ihre Dienste weiterhin anzubieten und ein Nachfolger des Verwahrers der DTC-Globalurkunde wird nicht ernannt. In diesem Fall kann ein Inhaber von in der DTC-Globalurkunde verbrieften Schuldverschreibungen (ein “DTC-Anleihegläubiger”) die Ausgabe von Einzelurkunden über seine Schuldverschreibungen und zugehörigen Zinsscheinen verlangen.
Jede Person, die letztendlich Inhaberin einer Schuldverschreibung ist, wird als “Anleihegläubiger” bezeichnet.
Die ICSD-Globalurkunde und die DTC-Globalurkunde tragen jeweils die eigenhändigen Unterschriften zweier ordnungsgemäß bevollmächtigter Vertreter der Emittentin und sind jeweils von der Registerstelle (wie in § 8 definiert) oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Die durch die ICSD-Globalurkunde und die DTC-Globalurkunde verbrieften Schuldverschreibungen entsprechen zusammen dem jeweils ausstehenden Gesamtnennbetrag der Anleihe. Der Betrag, der jeweils auf die durch die ICSD-Globalurkunde und die DTC-Globalurkunde verbrieften Schuldverschreibungen entfällt, ergibt sich aus dem Register (das “Register”), das die Registerstelle zu diesem Zweck führt. Kopien der ICSD-Globalurkunde und der DTC-Globalurkunde sind bei der Zahlstelle (wie in § 8 definiert) kostenlos erhältlich.
(3)      Übertragung.   Übertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus. Übertragungen von Schuldverschreibungen zwischen ICSD-Kontoinhabern einerseits und DTC-Teilnehmern andererseits sowie der Austausch von Schuldverschreibungen nach § 1(4) unten sind während des Zeitraums vom Stichtag (wie in § 5(3) definiert) bis zu dem zugehörigen Zahlungstag (jeweils einschließlich) ausgeschlossen.

(4)      Austausch.   Die durch die DTC-Globalurkunde verbrieften Schuldverschreibungen können gegen die durch die ICSD-Globalurkunde verbrieften Schuldverschreibungen ausgetauscht werden und umgekehrt. Ein solcher Austausch ist im Register zu vermerken und erfolgt durch Erhöhung oder Verminderung des Nennbetrags der DTC-Globalurkunde verbrieften Schuldverschreibungen um den Nennbetrag der so ausgetauschten Schuldverschreibungen und eine gleich hohe Verminderung oder Erhöhung des Nennbetrags der durch die ICSD-Globalurkunde verbrieften Schuldverschreibungen.
§ 2
Status
Die Schuldverschreibungen begründen nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin und stehen im gleichen Rang mit allen anderen gegenwärtigen und zukünftigen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin, soweit nicht zwingende gesetzliche Bestimmungen etwas anderes vorschreiben.
§ 3
Zinsen
(1)      Zinssatz und Fälligkeit.   Die Schuldverschreibungen werden vom ____________ an mit jährlich ____________ % verzinst. Die Verzinsung der Schuldverschreibungen endet mit dem Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Rückzahlung fällig werden. Die Zinsen sind in zwei gleichen halbjährlichen Zahlungen [Einzufügen im Falle einer kurzen oder langen ersten Zinsperiode: (vorbehaltlich des letzten Satzes dieses Absatzes)] nachträglich am ____________ und ____________ zur Zahlung fällig. Der erste Zinszahlungstermin ist der ____________ [Einzufügen im Falle einer kurzen oder langen ersten Zinsperiode: für den Zeitraum vom ____________ (einschließlich) bis zum ____________ (ausschließlich). Der Zinsbetrag für diesen Zeitraum beläuft sich auf [INSERT DESIGNATED CURRENCY] __________________ für den Gesamtnennbetrag der Schuldverschreibungen].
(2)      Verzug.   Sofern die Emittentin die Schuldverschreibungen nicht am Fälligkeitstag zurückzahlt, werden die Schuldverschreibungen, vorbehaltlich der Bestimmungen des § 5(2) und des § 5(4), vom Fälligkeitstag bis zur tatsächlichen Rückzahlung der Schuldverschreibungen zum gesetzlichen Verzugszinssatz verzinst.
(3)      Stückzinsen.   Sind Zinsen auf einen Zeitraum zu berechnen, der nicht ein Jahr ist, so werden sie auf der Grundlage [relevante Methode einfügen] bestimmt.
§ 4
Fälligkeit; [Vorzeitige Rückzahlung;] Rückkauf
(1)      Die Schuldverschreibungen sind am __________________ zu ihrem Nennbetrag zurückzuzahlen. Vorbehaltlich der Bestimmungen in [Einzufügen im Falle eines vorzeitigen Rückzahlungsrechts: § 4(2) unten und] § 7 ist weder die Emittentin noch ein Anleihegläubiger berechtigt, die Schuldverschreibungen vor ihrer Fälligkeit zur Rückzahlung zu kündigen.
(2)      [Einzufügen im Falle eines vorzeitigen Rückzahlungsrechts:    Die Schuldverschreibungen können am __________________ nach Wahl der Emittentin insgesamt, jedoch nicht teilweise, mit einer Vorankündigungsfrist von mindestens fünf New Yorker Geschäftstagen (wie in § 5(4) definiert) durch Bekanntmachung gemäß § 10 zum Nennbetrag zusammen mit den Stückzinsen bis zum vorzeitigen Rückzahlungstag (ausschließlich) zur Rückzahlung gekündigt werden.]
[(3)]    Die Emittentin ist berechtigt, Schuldverschreibungen jederzeit im Markt oder anderweitig zu jedem beliebigen Preis zu kaufen und wieder zu verkaufen.
§ 5
Zahlungen
(1)
Zahlungen.   (a) Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen erfolgen am jeweiligen Zahlungstag (wie in § 5(5) unten beschrieben) an die Eingetragenen Gläubiger, die bei Geschäftsschluss am jeweiligen Stichtag (wie in § 5(3) unten beschrieben) in das von der Registerstelle geführte Register eingetragen sind, oder nach deren Order. Zahlungen an den ICSD Eingetragenen Gläubiger oder nach dessen Order erfolgen in [INSERT DESIGNATED CURRENCY]. Zahlungen an den DTC Eingetragenen Gläubiger oder nach dessen Order erfolgen in US-Dollar oder [INSERT

DESIGNATED CURRENCY] nach Maßgabe der nachfolgenden Bestimmungen. Der Betrag der Zahlungen einerseits an den ICSD Eingetragenen Gläubiger oder nach dessen Order und andererseits an den DTC Eingetragenen Gläubiger oder nach dessen Order bemisst sich nach der Höhe des Nennbetrages der Schuldverschreibungen, die durch die ICSD-Globalurkunde und die DTC-Globalurkunde verbrieft werden, so wie er durch die Registerstelle (wie in § 8 definiert) bei Geschäftsschluss am jeweiligen Stichtag festgestellt wird.

(b)      Ein DTC-Anleihegläubiger erhält Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen in US-Dollar, soweit er nicht gemäß den nachfolgend beschriebenen Verfahren Zahlungen in [INSERT DESIGNATED CURRENCY] wählt. Soweit DTC-Anleihegläubiger für eine Zahlung von Kapital oder Zinsen keine derartige Wahl getroffen haben und kein Fall des § 5(2) vorliegt, wird der für alle diese DTC-Anleihegläubiger bei dieser Zahlung bestimmte Gesamtbetrag (der “[INSERT DESIGNATED CURRENCY]-Umtauschbetrag”) von der Zahlstelle in US-Dollar umgetauscht und durch Überweisung in gleichtägig verfügbaren Mitteln an den DTC-Eingetragenen Gläubiger oder dessen Order zur Auszahlung über das Abrechnungssystem der DTC an die betreffenden DTC-Teilnehmer gezahlt. Alle Kosten eines derartigen Umtauschs werden von diesen Zahlungen abgezogen. Jeder derartige Umtausch basiert auf dem Ankaufskurs der Zahlstelle vor oder um 11.00 Uhr (New Yorker Zeit) am zweiten Umtausch-Geschäftstag vor dem jeweiligen Zahlungstag für den Kauf des [INSERT DESIGNATED CURRENCY]-Umtauschbetrages durch die Zahlstelle gegen US-Dollar zur Abrechnung an diesem Zahlungstag. “Umtausch-Geschäftstag” ist ein Tag, der ein New Yorker Geschäftstag (wie in § 5(4) unten definiert), ein Geschäftstag in [INSERT PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] und ein Frankfurter Geschäftstag ist (wie jeweils in § 5(4) unten definiert). Falls es einen derartigen Ankaufskurs nicht gibt, wird die Zahlstelle von einer im Devisenhandel führenden Bank in New York City, die von der Zahlstelle zu diesem Zweck ausgewählt wird, einen Ankaufskurs einholen. Falls kein Ankaufskurs einer im Devisenhandel führenden Bank erhältlich ist, erfolgt die Zahlung des [INSERT DESIGNATED CURRENCY]-Umtauschbetrages in [INSERT DESIGNATED CURRENCY] auf das Konto oder die Konten, die der Zahlstelle von der DTC bezeichnet werden. Bis dieses Konto oder diese Konten derart bezeichnet sind, werden die noch von der Zahlstelle gehaltenen Mittel mit einem Zinssatz, der von der Zahlstelle für bei ihr als Tagesgeld angelegte Einlagen gestellt wird, verzinst, soweit die Zahlstelle vernünftigerweise in der Lage ist, diese Mittel wieder anzulegen.

(c)      Ein DTC-Anleihegläubiger kann Zahlung von Kapital und Zinsen auf die Schuldverschreibungen in [INSERT DESIGNATED CURRENCY] wählen, indem er die DTC durch den betreffenden DTC-Teilnehmer dazu veranlasst, die Zahlstelle zu dem nachfolgend bestimmten Zeitpunkt über (i) die Wahl dieses DTC-Anleihegläubigers, diese Zahlung ganz oder zum Teil in [INSERT DESIGNATED CURRENCY] zu empfangen, und (ii) den Auftrag zur Überweisung auf ein [INSERT DESIGNATED CURRENCY]-Konto zu benachrichtigen. Eine derartige Wahl hat für die jeweilige Zahlung durch den DTC-Anleihegläubiger zu dem Zeitpunkt und in der Art und Weise zu erfolgen, wie sie von den jeweils anwendbaren Verfahrensregeln der DTC gefordert wird, und ist gemäß diesen Verfahrensregeln unwiderruflich. Die Benachrichtigung seitens der DTC über diese Wahl, den Überweisungsauftrag und den in [INSERT DESIGNATED CURRENCY] gemäß diesem Absatz (1)(c) zahlbaren Betrag muss bei der Zahlstelle vor 17.00 Uhr (New Yorker Zeit) am fünften New Yorker Geschäftstag nach dem jeweiligen Stichtag für Zinsen und vor 17.00 Uhr (New Yorker Zeit) am achten New Yorker Geschäftstag vor dem Zahlungstag für die Zahlung von Kapital eingegangen sein. Zahlungen in [INSERT DESIGNATED CURRENCY] gemäß diesem § 5(1)(c) erfolgen durch Überweisung von gleichtägig verfügbaren Mitteln auf die von der DTC bezeichneten [INSERT DESIGNATED CURRENCY]-Konten.

(d)      Zahlungen der oder im Namen der Emittentin an die Eingetragenen Gläubiger, die bei Geschäftsschluss am jeweiligen Stichtag eingetragen sind, oder nach deren Order befreien die Emittentin in Höhe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.

(2)      Verfügbarkeit des [INSERT DESIGNATED CURRENCY].   Stellt die Emittentin fest, dass (i) an einem Zahlungstag ein in [INSERT DESIGNATED CURRENCY] oder einer gesetzlich eingeführten Nachfolge-Währung (die “Nachfolge-Währung”) fälliger Betrag in frei übertragbaren und konvertierbaren Geldern aufgrund von Umständen, die außerhalb ihrer Verantwortung liegen, für sie nicht verfügbar ist, oder dass (ii) der [INSERT DESIGNATED CURRENCY] oder die Nachfolge-Währung nicht länger für die Abwicklung internationaler Finanztransaktionen verwendet wird, oder dass (iii) die Abwicklung von Zahlungen in [INSERT DESIGNATED CURRENCY] oder der Nachfolge-Währung durch ein Clearingsystem an einem Zahlungstag nicht erfolgen kann oder gestört ist, oder dass (iv) aufgrund von anderen, außerhalb ihrer Verantwortung liegenden Umständen, an einem Zahltag weder der fällige Betrag in [INSERT DESIGNATED CURRENCY] oder in der Nachfolge-Währung für die Emittentin verfügbar ist noch Zahlungen dieser Beträge erfolgen können, kann die Emittentin ihre Zahlungsverpflichtungen durch die Zahlung in US-Dollar an dem jeweiligen Zahlungstag oder sobald nach dem Zahlungstag vernünftigerweise möglich, auf Grundlage des maßgeblichen Wechselkurses erfüllen. Weitere Zinsen oder sonstige Zahlungen sind aufgrund einer solchen Zahlung nicht geschuldet. Der maßgebliche Wechselkurs für [INSERT DESIGNATED CURRENCY] oder die Nachfolge-Währung ist (i), sofern verfügbar, der Mittagsankaufkurs für US-Dollar in New York City für telegrafische Überweisungen von [INSERT DESIGNATED CURRENCY] oder der Nachfolge-Währung an dem zweiten New Yorker Geschäftstag vor dem jeweiligen Zahlungstag, wie er von der Federal Reserve Bank of New York für Zollzwecke offiziell festgelegt (oder, falls nicht so festgelegt, anders bestimmt) wurde oder (ii) falls der Kurs unter (i) nicht verfügbar ist, der Kassa-Wechselkurs zu dem der [INSERT DESIGNATED CURRENCY] oder die Nachfolge-Währung zwei Umtausch-Geschäftstage vor dem Tag, an dem die Zahlung durchgeführt wird, um 12:00 Uhr Mittags Frankfurter Zeit im Austausch gegen US-Dollar angeboten wird, oder (iii) falls der Wechselkurs unter (ii) nicht verfügbar ist, der durch die Emittentin nach billigem Ermessen festgelegte Kassa-Wechselkurs der [INSERT DESIGNATED CURRENCY] oder der Nachfolge-Währung.
(3)      Stichtag.   Der Stichtag (der “Stichtag”) für die Zwecke von Übertragungsbeschränkungen (wie in § 1(3) bestimmt) und Zahlungen (wie in § 5(1) oben bestimmt) von Kapital und Zinsen ist der jeweils frühere der beiden folgenden Termine: (a) der Tag, nach dem sich aufgrund der jeweils geltenden Regeln der ICSDs die Empfangsberechtigung der ICSD-Kontoinhaber für Zahlungen auf Schuldverschreibungen bestimmt, die auf [INSERT DESIGNATED CURRENCY] lauten und in bei oder im Namen von ICSD verwahrten Dauerglobalurkunden verbrieft sind, und (b) der zehnte New Yorker Geschäftstag vor dem jeweiligen Zahlungstag.
(4)      Geschäftstage.   Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in [INSERT DESIGNATED CURRENCY] auf eine Schuldverschreibung an die Eingetragenen Gläubiger oder deren Order kein [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Geschäftstag, so wird die betreffende Zahlung erst am nächstfolgenden [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Geschäftstag geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in US-Dollar auf eine Schuldverschreibung an den DTC Eingetragenen Gläubiger oder dessen Order kein [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Geschäftstag oder kein New Yorker Geschäftstag, so wird die betreffende Zahlung erst am nächsten Tag, der zugleich ein [PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Geschäftstag und ein New Yorker Geschäftstag ist, geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ein “New Yorker Geschäftstag” ist jeder Tag, außer einem Samstag oder Sonntag, der weder ein gesetzlicher Feiertag noch ein Tag ist, an dem Banken berechtigt oder gesetzlich, durch Vorschrift oder durch Anordnung verpflichtet sind, in New York City zu schließen. Ein “[INSERT PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in [INSERT PRINCIPAL FINANCIAL CENTRE OF THE COUNTRY ISSUING THE DESIGNATED CURRENCY] für den Geschäftsverkehr geöffnet sind. Ein “Frankfurter Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in Frankfurt am Main für den Geschäftsverkehr geöffnet sind.
(5)      Zahlungstag und Fälligkeitstag.   Im Sinne dieser Anleihebedingungen ist “Zahlungstag” der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemäß vorstehendem § 5(4), die Zahlung tatsächlich zu leisten ist, und “Fälligkeitstag” der vorgesehene Zinszahlungstermin oder Tag der Fälligkeit der Schuldverschreibung ohne Berücksichtigung einer solchen Anpassung.
(6)      Substitution der Zahlstelle.   Die Zahlstelle ist berechtigt, sich hinsichtlich ihrer Aufgaben und Verpflichtungen nach dem vorstehenden § 5(1)(a) bis (c) hinsichtlich Zahlungen an den DTC Eingetragenen Gläubiger oder nach dessen Order durch die mit ihr verbundene Gesellschaft DBTCA zu substituieren, sofern, soweit gesetzlich erforderlich, eine zusätzliche Zahlstelle in der Bundesrepublik Deutschland aufrecht erhalten wird.

§ 6
Steuern
Sämtliche Zahlungen der Emittentin auf die Schuldverschreibungen sind ohne Abzug oder Einbehalt von Steuern oder sonstigen Abgaben zu leisten, es sei denn, die Emittentin ist rechtlich verpflichtet, solche Steuern oder Abgaben abzuziehen oder einzubehalten. Fallen derartige Abzüge oder Einbehalte an, so ist die Emittentin nicht verpflichtet, irgendwelche zusätzlichen Beträge auf die Schuldverschreibungen zu zahlen.
§ 7
Kündigung durch Anleihegläubiger
Jeder Anleihegläubiger ist berechtigt, seine Schuldverschreibungen durch die ICSDs oder die DTC zur Rückzahlung zum Nennbetrag zuzüglich bis zum Rückzahlungstag aufgelaufener Zinsen zu kündigen, falls die Emittentin nach Maßgabe dieser Anleihebedingungen zahlbare Beträge nicht innerhalb von 30 Tagen nach dem betreffenden Fälligkeitstag zahlt. Das Kündigungsrecht erlischt, wenn die Emittentin die betreffende Zahlung an die Eingetragenen Gläubiger oder nach deren Order geleistet hat, bevor der Anleihegläubiger das Kündigungsrecht ausgeübt hat. Die Kündigung zur Rückzahlung hat in der Weise zu erfolgen, dass der Anleihegläubiger der Emittentin eine schriftliche Kündigungserklärung übergibt oder durch eingeschriebenen Brief übermittelt und dabei durch eine Bescheinigung seiner Depotbank (wie in § 11(3) definiert) gemäß § 11(3)(a) nachweist, dass er im Zeitpunkt der Kündigung Anleihegläubiger der betreffenden Schuldverschreibungen ist.
§ 8
Die Erfüllungsgehilfen
(1)      Anfängliche Erfüllungsgehilfen und bezeichnete Geschäftsstellen.   Die anfängliche Zahlstelle und die anfängliche Registerstelle (zusammen die “Erfüllungsgehilfen”) und ihre anfänglichen Geschäftsstellen, durch welche sie handeln (die “Bezeichneten Geschäftsstellen”), sind am Ende dieser Anleihebedingungen aufgeführt.
(2)      Änderung der Erfüllungsgehilfen und ihrer Bezeichneten Geschäftsstellen.   Die Emittentin behält sich das Recht vor, jederzeit die Bestellung der Zahlstelle oder der Registerstelle zu ändern oder zu beenden oder einer Änderung der Geschäftsstellen, durch welche sie handeln, zuzustimmen, vorausgesetzt, dass stets eine Registerstelle und eine Zahlstelle vorhanden sein muss, und weiter vorausgesetzt, dass solange die Schuldverschreibungen an einer Börse oder Börsen zugelassen sind (und die Regeln dieser Börse(n) es erfordern), die Emittentin eine Zahlstelle mit Bezeichneter Geschäftsstelle an dem Börsenort bzw. den Börsenorten zu unterhalten hat. Die Emittentin hat jede Änderung in der Person der Erfüllungsgehilfen oder ihrer Bezeichneten Geschäftsstellen durch Veröffentlichung gemäß § 10 bekannt zu machen.
(3)      Keine Rechtsbeziehungen.   Die Erfüllungsgehilfen handeln als solche ausschließlich als Erfüllungsgehilfen der Emittentin und haben keinerlei rechtliche Beziehung welcher Art auch immer mit den Eingetragenen Gläubigern oder einem Anleihegläubiger und sind diesen gegenüber in keinem Fall verantwortlich.
§ 9
Begebung weiterer Schuldverschreibungen
Die Emittentin behält sich vor, von Zeit zu Zeit ohne Zustimmung der Anleihegläubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tages des Verzinsungsbeginns) in der Weise zu begeben, dass sie mit den Schuldverschreibungen zusammengefasst werden, eine einheitliche Emission mit ihnen bilden und ihren Gesamtnennbetrag erhöhen. Der Begriff “Schuldverschreibungen” umfasst im Fall einer solchen Erhöhung auch solche zusätzlichen Schuldverschreibungen.
§ 10
Bekanntmachungen
Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, erfolgen (a) in der Bundesrepublik Deutschland im elektronischen Bundesanzeiger, und, soweit darüber hinaus rechtlich erforderlich, in den weiteren gesetzlich bestimmten Medien, und (b) zusätzlich in einer in englischer Sprache erscheinenden und in New York City allgemein verbreiteten führenden Tageszeitung (voraussichtlich The Wall Street Journal).

Sämtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veröffentlichung folgt oder, sofern die Veröffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veröffentlichung folgt.
§ 11
Anwendbares Recht; Gerichtsstand;
Geltendmachung von Ansprüchen; Sprache
(1)      Anwendbares Recht.   Form und Inhalt der Schuldverschreibungen, die Rechte und Pflichten der Anleihegläubiger und der Emittentin bestimmen sich in jeder Hinsicht nach deutschem Recht. Jede Verfügung über bei den ICSDs verwahrte Schuldverschreibungen, einschließlich Übertragungen und Verpfändungen von Schuldverschreibungen, die zwischen ICSD-Kontoinhabern und zwischen einem ICSD und ICSD-Kontoinhabern durchgeführt werden, unterliegen dem auf die Clearing- und Abwicklungs-Dienstleistungen des jeweiligen ICSD’s anwendbaren Recht. Jede Verfügung über bei der DTC verwahrte Schuldverschreibungen, einschließlich Übertragungen und Verpfändungen, die zwischen DTC-Teilnehmern und zwischen der DTC selbst und DTC-Teilnehmern durchgeführt werden, unterliegen dem Recht des Staates New York.
(2)      Gerichtsstand.   Zuständig für alle Klagen oder sonstigen Verfahren aus oder im Zusammenhang mit den Schuldverschreibungen ist ausschließlich das Landgericht in Frankfurt am Main.
(3)      Geltendmachung von Ansprüchen.   Jeder Anleihegläubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleihegläubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleihegläubigers bezeichnet, (ii) einen Nennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleihegläubigers gutgeschrieben sind, und (iii) bestätigt, dass die relevante Depotbank entweder dem jeweiligen ICSD oder der DTC sowie der Registerstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemäß (i) und (ii) enthält, und Bestätigungsvermerke des jeweiligen ICSD’s oder der DTC sowie des betroffenen ICSD-Kontoinhabers oder DTC-Teilnehmers trägt, sowie (b) einer von einem Vertretungsberechtigten entweder der ICSDs (oder eines Verwahrers für die ICSDs) oder der DTC, oder der Registerstelle beglaubigte Ablichtung der ICSD-Globalurkunde oder der DTC-Globalurkunde. Im Sinne der vorstehenden Bestimmungen ist “Depotbank” ein Bank- oder sonstiges Finanzinstitut (einschließlich der ICSDs und ihrer Kontoinhaber sowie der DTC und ihrer Teilnehmer, einschließlich jedes anderen Clearing Systems, das ICSD-Kontoinhaber oder DTC-Teilnehmer ist) von allgemein anerkanntem Ansehen, das eine Genehmigung für das Wertpapier-Depotgeschäft hat und bei dem der Anleihegläubiger Schuldverschreibungen im Depot verwahren lässt.
(4)      Sprache.   Diese Anleihebedingungen sind in englischer Sprache abgefasst. Eine Übersetzung in die deutsche Sprache ist beigefügt. Der englische Text ist verbindlich und maßgeblich. Die Übersetzung in die deutsche Sprache ist unverbindlich.
Registerstelle und Zahlstelle
Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Bundesrepublik Deutschland

Schedule 1C
English Language Version of the
TERMS AND CONDITIONS OF USD-NOTES
§ 1
General Provisions
(1)      Aggregate Principal Amount and Denomination.   The issue of the _______ % Global Notes due _______ of KfW, Frankfurt am Main, Federal Republic of Germany (the “Issuer”) in the aggregate principal amount of
U.S.$ ______________
is divided into _____________ notes in the denomination of U.S. $1,000 each, which rank pari passu among themselves (the “Notes”).
(2)      Global Certificate, Notes and Form.   The Notes are represented by one or more permanent global certificates without interest coupons (the “Global Certificates”). The Global Certificates are kept in custody by Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, or any successor, as custodian for The Depository Trust Company, New York (“DTC”) until all obligations of the Issuer under the Notes have been satisfied. The Global Certificates are issued in registered form in the name of Cede & Co., as nominee of DTC (the “Registered Holder”), recorded in a register (the “Register”) kept by the Registrar (as defined in § 8) and represent the Notes credited to accounts maintained with DTC by financial institutions that are participants in DTC. Each person ultimately holding a Note is referred to as a “Holder”. Each Global Certificate is manually signed by two authorized representatives of the Issuer and manually authenticated by or on behalf of the Registrar. Copies of the Global Certificates are available free of charge at the Paying Agent (as defined in § 8). Definitive certificates and interest coupons for individual Notes shall not be issued, unless DTC is unable or unwilling to continue providing its services and a successor securities depositary is not obtained. In such a case, a Holder may request the issue of definitive certificates representing its individual Notes and corresponding interest coupons.
(3)      Transfer.   The Notes may be transferred through DTC or its participants. Transfers of Notes shall require appropriate entries in securities accounts.
§ 2
Status
The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.
§ 3
Interest
(1)      Interest Rate and Due Dates.   The Notes bear interest at the rate of _______% per annum as from _____________. The Notes shall cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest shall be payable in two equal semi-annual installments [Insert in case of short or long first coupon:, subject to the last sentence of this subsection,] in arrears on __________ and _________. The first interest payment date shall be _____________ [Insert in case of short or long first coupon: for the period commencing on _______________ (inclusive) and ending on ________________ (exclusive). The interest amount for this period shall total U.S.$ _______________ for the aggregate principal amount of U.S.$ ______________].
(2)      Late Payment.   Should the Issuer fail to redeem the Notes on the due date therefor, interest on the Notes shall, subject to the provisions of § 5(3), accrue beyond the due date until actual redemption of the Notes at the default rate of interest established by law.
(3)      Accrued Interest.   If it is necessary to compute interest for a period of other than a full year, interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

§ 4
Maturity, [Early Redemption,] Repurchase
(1)      The Notes shall be redeemed at par on ________________. Subject to the provisions of [insert in case of a call option: § 4(2) below and] § 7, neither the Issuer nor any Holder shall be entitled to redeem the Notes prior to their stated maturity.
(2)      [Insert in case of a call option: The Notes may be redeemed, in whole but not in part, on ___________ at the option of the Issuer upon not less than five New York Business Days (as defined in § 5(3)) prior written notice given in accordance with § 10 at par together with interest accrued to, but excluding, the early redemption date.]
[(3)]    The Issuer may at any time purchase and resell Notes in the open market or otherwise at any price.
§ 5
Payments
(1)      Payments.   (a) Payments of principal of, and interest on, the Notes shall be made in United States dollars on the relevant payment date (as described in § 5(4) below) to, or to the order of, the Registered Holder registered at the close of business on the relevant Record Date (as defined in § 5(2) below) in the Register kept by the Registrar. The funds will be distributed through the relevant DTC participants to the Holders as of the Record Date.
(b)      All payments made by or on behalf of the Issuer to, or to the order of, the Registered Holder at the close of business on the relevant Record Date shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid.
(2)      Record Date.   The record date (the “Record Date”) for purposes of payments (as determined in § 5(1) above) of principal and interest shall be, in respect of each such payment, the tenth New York Business Day prior to the relevant payment date.
(3)      New York Business Day.   If any due date for payment of principal or interest to, or to the order of, the Registered Holder is not a New York Business Day, such payment shall not be made until the next day which is a New York Business Day, and no further interest shall be paid in respect of the delay in such payment. “New York Business Day” means any day (other than a Saturday or Sunday), that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York City.
(4)      Payment Date and Due Date.   For the purposes of these Terms and Conditions “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the above § 5(3), and “due date” means the interest payment date or the maturity date provided for herein, without taking account of any such adjustment.
§ 6
Taxes
All payments by the Issuer in respect of the Notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.
§ 7
Termination for Default
Any Holder may, at its option, through DTC, declare its Notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date. The right to declare Notes due shall cease if the Issuer has made payment to, or to the order of, the Registered Holder before the Holder has exercised such right. Any notice declaring Notes due shall be made by means of a written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice is a Holder of the relevant Notes by means of a certificate of the Holder’s Custodian (as defined in § 11(3)) pursuant to § 11(3)(a).

§ 8
The Agents
(1)      Initial Agents and Specified Offices.   The initial Paying Agents and Registrar (together, the “Agents”) and their initial offices through which they act (the “Specified Offices”) are set forth at the end of these Terms and Conditions.
(2)      Change of Agents and their Specified Offices.   The Issuer reserves the right at any time to vary or terminate the appointment of the Paying Agents or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Registrar and Paying Agent, and provided further that so long as the Notes are listed on any stock exchange(s) (and the rules of such stock exchange(s) so require), the Issuer shall maintain a Paying Agent with a Specified Office in the city in which such stock exchange(s) is (are) located. The Issuer shall give notice of any change in the Agents or their Specified Offices by publication in accordance with § 10.
(3)      No Legal Relationship.   The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Registered Holder or the Holders and are not in any event accountable to the Registered Holder or any Holder.
§ 9
Further Issues
The Issuer reserves the right, from time to time without the consent of the Holders, to issue additional notes, on terms identical in all respects to those set forth herein (except that the date from which interest shall accrue may vary), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the Notes. The term “Notes” shall, in the event of such increase, also include such additional notes.
§ 10
Notices
All notices regarding the Notes shall be published (a) in the Federal Republic of Germany in the electronic Federal Gazette (elektronischer Bundesanzeiger) and, to the extent legally required, in addition thereto, in any other form of media prescribed by law, and (b) also in a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the date of first publication.
§ 11
Governing Law, Jurisdiction, Enforcement, Language
(1)      Governing Law.   The Notes, both as to form and content, as well as the rights and duties of the Holders and the Issuer shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Any disposition of the Notes, including transfers and pledges, executed between DTC participants and between DTC itself and DTC participants shall be governed by the laws of the State of New York.
(2)      Jurisdiction.   Any action or other legal proceedings arising out of or in connection with the Notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
(3)      Enforcement.   Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Notes on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying a principal amount of Notes credited on the date of such statement to such Holder’s securities account maintained with such Custodian and (iii) confirming that the Custodian has given a written notice to DTC and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of DTC and the relevant DTC participant and (b) copies of the Global Certificates certified as being true copies by a duly authorized officer of DTC or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of any Notes and includes DTC and its participants, including any other clearing system which participates in DTC.

(4)      Language.   These Terms and Conditions are written in the English language and accompanied by a German language translation. The English text shall be controlling and binding. The German language translation is provided for convenience only.
Registrar and Paying Agent
Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Global Debt Services
Trust & Securities Services
100 Plaza One, 6th Floor
Jersey City, NJ 07311-3901
U.S.A.
Additional Paying Agent
Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Federal Republic of Germany

Non-binding German Translation of the
TERMS AND CONDITIONS OF USD-NOTES
ANLEIHEBEDINGUNGEN FÜR USD-NOTES
§ 1
Allgemeine Bestimmungen
(1)      Gesamtnennbetrag und Stückelung.   Die _______ % Globalanleihe fällig _______ der KfW, Frankfurt am Main, Bundesrepublik Deutschland (die “Emittentin”) im Gesamtnennbetrag von
U.S.$ ______________
ist in _____________ untereinander gleichberechtigte Teilschuldverschreibungen in einer Stückelung von je U.S. $1.000 (die “Schuldverschreibungen”) eingeteilt.
(2)      Globalurkunde. Schuldverschreibungen. Form.   Die Schuldverschreibungen werden durch eine oder mehrere Dauerglobalurkunden ohne Zinsscheine (die “Globalurkunden”) verbrieft. Die Globalurkunden werden von der Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (“DBTCA”) oder einem etwaigen Rechtsnachfolger als Verwahrer für The Depository Trust Company, New York (“DTC”) verwahrt, bis sämtliche Verpflichtungen der Emittentin aus den Schuldverschreibungen erfüllt sind. Die Globalurkunden sind als Namenspapiere auf den Namen von Cede & Co. als dem Beauftragten von DTC (der “Eingetragene Gläubiger”) ausgestellt und in ein Register (das “Register”) eingetragen, welches von der Registerstelle (wie in § 8 definiert) geführt wird und verbriefen die Schuldverschreibungen, die den von teilnehmenden Finanzinstituten geführten Konten bei DTC gutgeschrieben sind. Jede Person, die letztendlich Inhaberin einer Schuldverschreibung ist, wird als “Anleihegläubiger” bezeichnet. Die Globalurkunden tragen jeweils die eigenhändigen Unterschriften zweier ordnungsgemäß bevollmächtigter Vertreter der Emittentin und sind jeweils von der Registerstelle oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Kopien der Globalurkunden sind bei den Zahlstellen (wie in § 8 definiert) kostenlos erhältlich. Einzelurkunden und Zinsscheine über einzelne Schuldverschreibungen werden nicht ausgegeben, es sei denn DTC ist nicht mehr in der Lage oder bereit, ihre Dienste weiterhin anzubieten und ein Nachfolger des Verwahrers der DTC-Globalurkunde wird nicht ernannt. In diesem Fall kann ein Anleihegläubiger die Ausgabe von Einzelurkunden über seine Schuldverschreibungen und zugehörigen Zinsscheinen verlangen.
(3)      Übertragung.   Die Schuldverschreibungen können durch DTC oder deren Teilnehmer übertragen werden. Übertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus.
§ 2
Status
Die Schuldverschreibungen begründen nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin und stehen im gleichen Rang mit allen anderen gegenwärtigen und zukünftigen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin, soweit nicht zwingende gesetzliche Bestimmungen etwas anderes vorschreiben.
§ 3
Zinsen
(1)      Zinssatz und Fälligkeit.   Die Schuldverschreibungen werden vom ____________ an mit jährlich _______% verzinst. Die Verzinsung der Schuldverschreibungen endet mit dem Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Rückzahlung fällig werden. Die Zinsen sind in zwei gleichen halbjährlichen Zahlungen [Einzufügen im Falle einer kurzen oder langen ersten Zinsperiode: (vorbehaltlich des letzten Satzes dieses Absatzes)] nachträglich am _______ und ____________ zur Zahlung fällig. Der erste Zinszahlungstermin ist der ____________ [Einzufügen im Falle einer kurzen oder langen ersten Zinsperiode: für den Zeitraum vom ______________ (einschließlich) bis zum _______________ (ausschließlich). Der Zinsbetrag für diesen Zeitraum beläuft sich auf U.S.D. __________________ für den Gesamtnennbetrag der Schuldverschreibungen].

(2)      Verzug.   Sofern die Emittentin die Schuldverschreibungen nicht am Fälligkeitstag zurückzahlt, werden die Schuldverschreibungen, vorbehaltlich der Bestimmungen des § 5(3), vom Fälligkeitstag bis zur tatsächlichen Rückzahlung der Schuldverschreibungen zum gesetzlichen Verzugszinssatz verzinst.
(3)      Stückzinsen.   Sind Zinsen auf einen Zeitraum zu berechnen, der nicht ein Jahr ist, so werden sie auf der Grundlage eines Jahres von 360 Tagen bestehend aus zwölf Monaten von je 30 Tagen ermittelt.
§ 4
Fälligkeit; [Vorzeitige Rückzahlung;] Rückkauf
(1)      Die Schuldverschreibungen sind am __________________ zu ihrem Nennbetrag zurückzuzahlen. Vorbehaltlich der Bestimmungen in [einzufügen im Falle eines vorzeitigen Rückzahlungsrechts: § 4(2) unten und] § 7 ist weder die Emittentin noch ein Anleihegläubiger berechtigt, die Schuldverschreibungen vor ihrer Fälligkeit zur Rückzahlung zu kündigen.
(2)      [Einzufügen im Falle eines vorzeitigen Rückzahlungsrechts: Die Schuldverschreibungen können am ___________nach Wahl der Emittentin insgesamt, jedoch nicht teilweise, mit einer Vorankündigungsfrist von mindestens fünf New Yorker Geschäftstagen (wie in § 5(3) definiert) durch Bekanntmachung gemäß § 10 zum Nennbetrag zusammen mit den Stückzinsen bis zum Rückzahlungstag (ausschließlich) zur vorzeitigen Rückzahlung gekündigt werden.]
[(3)]    Die Emittentin ist berechtigt, Schuldverschreibungen jederzeit im Markt oder anderweitig zu jedem beliebigen Preis zu kaufen und wieder zu verkaufen.
§ 5
Zahlungen
(1)      Zahlungen.   (a) Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen erfolgen am jeweiligen Zahlungstag (wie in § 5(4) unten beschrieben) in United States Dollars an den Eingetragenen Gläubiger, der bei Geschäftsschluss am jeweiligen Stichtag (wie in § 5(2) unten beschrieben) in das von der Registerstelle geführte Register eingetragen ist oder nach dessen Order. Die Beträge werden durch die jeweiligen DTC-Teilnehmer an die Anleihegläubiger zum Stichtag verteilt.
(b)      Zahlungen der oder im Namen der Emittentin an den Eingetragenen Gläubiger, der bei Geschäftsschluss am jeweiligen Stichtag eingetragen ist, oder nach dessen Order befreien die Emittentin in Höhe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.
(2)      Stichtag.   Der Stichtag (der “Stichtag”) für die Zwecke von Zahlungen (wie in § 5(1) oben bestimmt) von Kapital und Zinsen ist hinsichtlich jeder derartigen Zahlung der zehnte New Yorker Geschäftstag vor dem jeweiligen Zahlungstag.
(3)      New Yorker Geschäftstag.   Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen an den Eingetragenen Gläubiger oder nach dessen Order kein New Yorker Geschäftstag, so wird die betreffende Zahlung erst am nächsten Tag, der ein New Yorker Geschäftstag ist, geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ein “New Yorker Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), der weder ein gesetzlicher Feiertag noch ein Tag ist, an dem Banken berechtigt oder gesetzlich, durch Vorschrift oder durch Anordnung verpflichtet sind, in New York City zu schließen.
(4)      Zahlungstag und Fälligkeitstag.   Im Sinne dieser Anleihebedingungen ist “Zahlungstag” der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemäß vorstehendem § 5(3), die Zahlung tatsächlich zu leisten ist, und “Fälligkeitstag” der vorgesehene Zinszahlungstermin oder Tag der Fälligkeit der Schuldverschreibung ohne Berücksichtigung einer solchen Anpassung.
§ 6
Steuern
Sämtliche Zahlungen der Emittentin auf die Schuldverschreibungen sind ohne Abzug oder Einbehalt von Steuern oder sonstigen Abgaben zu leisten, es sei denn, die Emittentin ist rechtlich verpflichtet, solche Steuern oder Abgaben abzuziehen oder einzubehalten. Fallen derartige Abzüge oder Einbehalte an, so ist die Emittentin nicht verpflichtet, irgendwelche zusätzlichen Beträge auf die Schuldverschreibungen zu zahlen.

§ 7
Kündigung durch Anleihegläubiger
Jeder Anleihegläubiger ist berechtigt, seine Schuldverschreibungen durch DTC zur Rückzahlung zum Nennbetrag zuzüglich bis zum Rückzahlungstag aufgelaufener Zinsen zu kündigen, falls die Emittentin nach Maßgabe dieser Anleihebedingungen zahlbare Beträge nicht innerhalb von 30 Tagen nach dem betreffenden Fälligkeitstag zahlt. Das Kündigungsrecht erlischt, wenn die Emittentin die betreffende Zahlung an den Eingetragenen Gläubiger oder nach dessen Order geleistet hat, bevor der Anleihegläubiger das Kündigungsrecht ausgeübt hat. Die Kündigung zur Rückzahlung hat in der Weise zu erfolgen, dass der Anleihegläubiger der Emittentin eine schriftliche Kündigungserklärung übergibt oder durch eingeschriebenen Brief übermittelt und dabei durch eine Bescheinigung seiner Depotbank (wie in § 11(3) definiert) gemäß § 11(3)(a) nachweist, dass er im Zeitpunkt der Kündigung Anleihegläubiger der betreffenden Schuldverschreibungen ist.
§ 8
Die Erfüllungsgehilfen
(1)      Anfängliche Erfüllungsgehilfen und bezeichnete Geschäftsstellen.   Die anfänglichen Zahlstellen und die anfängliche Registerstelle (zusammen die “Erfüllungsgehilfen”) und ihre anfänglichen Geschäftsstellen, durch welche sie handeln (die “Bezeichneten Geschäftsstellen”), sind am Ende dieser Anleihebedingungen aufgeführt.
(2)      Änderung der Erfüllungsgehilfen und ihrer Bezeichneten Geschäftsstellen.   Die Emittentin behält sich das Recht vor, jederzeit die Bestellung der Zahlstellen oder der Registerstelle zu ändern oder zu beenden oder einer Änderung der Geschäftsstellen, durch welche sie handeln, zuzustimmen, vorausgesetzt, dass stets eine Registerstelle und eine Zahlstelle vorhanden sein muss, und weiter vorausgesetzt, dass solange die Schuldverschreibungen an einer Börse oder Börsen zugelassen sind (und die Regeln dieser Börse(n) es erfordern), die Emittentin eine Zahlstelle mit Bezeichneter Geschäftsstelle an dem Börsenort bzw. den Börsenorten zu unterhalten hat. Die Emittentin hat jede Änderung in der Person der Erfüllungsgehilfen oder ihrer Bezeichneten Geschäftsstellen durch Veröffentlichung gemäß § 10 bekannt zu machen.
(3)      Keine Rechtsbeziehungen.   Die Erfüllungsgehilfen handeln als solche ausschließlich als Erfüllungsgehilfen der Emittentin und haben keinerlei rechtliche Beziehung welcher Art auch immer mit dem Eingetragenen Gläubiger oder einem Anleihegläubiger und sind diesen gegenüber in keinem Fall verantwortlich.
§ 9
Begebung weiterer Schuldverschreibungen
Die Emittentin behält sich vor, von Zeit zu Zeit ohne Zustimmung der Anleihegläubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tages des Verzinsungsbeginns) in der Weise zu begeben, dass sie mit den Schuldverschreibungen zusammengefasst werden, eine einheitliche Emission mit ihnen bilden und ihren Gesamtnennbetrag erhöhen. Der Begriff “Schuldverschreibungen” umfasst im Fall einer solchen Erhöhung auch solche zusätzlichen Schuldverschreibungen.
§ 10
Bekanntmachungen
Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, erfolgen (a) in der Bundesrepublik Deutschland im elektronischen Bundesanzeiger, und, soweit darüber hinaus rechtlich erforderlich, in den weiteren gesetzlich bestimmten Medien, und (b) zusätzlich in einer in englischer Sprache erscheinenden und in New York City allgemein verbreiteten führenden Tageszeitung (voraussichtlich The Wall Street Journal). Sämtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veröffentlichung folgt oder, sofern die Veröffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veröffentlichung folgt.
§ 11
Anwendbares Recht; Gerichtsstand;
Geltendmachung von Ansprüchen; Sprache
(1)      Anwendbares Recht.   Form und Inhalt der Schuldverschreibungen, die Rechte und Pflichten der Anleihegläubiger und der Emittentin bestimmen sich in jeder Hinsicht nach deutschem Recht. Jede Verfügung

über bei der DTC verwahrte Schuldverschreibungen, einschließlich Übertragungen und Verpfändungen, die zwischen DTC-Teilnehmern und zwischen der DTC selbst und DTC-Teilnehmern durchgeführt werden, unterliegen dem Recht des Staates New York.
(2)      Gerichtsstand.   Zuständig für alle Klagen oder sonstigen Verfahren aus oder im Zusammenhang mit den Schuldverschreibungen ist ausschließlich das Landgericht in Frankfurt am Main.
(3)      Geltendmachung von Ansprüchen.   Jeder Anleihegläubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleihegläubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleihegläubigers bezeichnet, (ii) einen Nennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleihegläubigers gutgeschrieben sind, und (iii) bestätigt, dass die Depotbank der DTC sowie der Registerstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemäß (i) und (ii) enthält, und Bestätigungsvermerke der DTC sowie des betroffenen DTC-Teilnehmers trägt, sowie (b) von einem Vertretungsberechtigten der DTC oder der Registerstelle beglaubigte Ablichtungen der Globalurkunden. Im Sinne der vorstehenden Bestimmungen ist “Depotbank” ein Bank- oder sonstiges Finanzinstitut (einschließlich DTC und ihrer Teilnehmer, einschließlich jedes anderen Clearing Systems, das DTC Teilnehmer ist) von allgemein anerkanntem Ansehen, das eine Genehmigung für das Wertpapier-Depotgeschäft hat und bei dem der Anleihegläubiger Schuldverschreibungen im Depot verwahren lässt.
(4)      Sprache.   Diese Anleihebedingungen sind in englischer Sprache abgefasst. Eine Übersetzung in die deutsche Sprache ist beigefügt. Der englische Text ist verbindlich und maßgeblich. Die Übersetzung in die deutsche Sprache ist unverbindlich.
Registerstelle und Zahlstelle
Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Global Debt Services
Trust & Securities Services
100 Plaza One, 6th Floor
Jersey City, NJ 07311-3901
U.S.A
Zusätzliche Zahlstelle
Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Bundesrepublik Deutschland

Schedule 1D
English Language Version of the
TERMS AND CONDITIONS OF CAD-NOTES
§ 1
General Provisions
(1)      Aggregate Principal Amount and Denomination.   The issue of the ___________ % Global Notes due ___________ of KfW, Frankfurt am Main, Federal Republic of Germany (the “Issuer”) in the aggregate principal amount of
CAD ___________
is divided into ___________ notes in the denomination of CAD 1,000 each which rank pari passu among themselves (the “Notes”).
(2)      Global Certificate, Notes and Form.   The Notes are represented by one or more permanent global certificates without interest coupons (the “Global Certificates”). The Global Certificates are kept in custody by Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, or any successor, as custodian for The Depository Trust Company, New York (“DTC”). The Global Certificates are in registered form in the name of Cede & Co., as nominee of DTC (the “Registered Holder”), recorded in a register (the “Register”) kept by the Registrar (as defined in § 8) and represent the Notes credited to accounts maintained with DTC by financial institutions that are participants in DTC. Each person ultimately holding a Note is referred to as a “Holder”. Each Global Certificate is manually signed by two authorized representatives of the Issuer and manually authenticated by or on behalf of the Registrar. Copies of the Global Certificates are available free of charge at the Paying Agents (as defined in § 8). Definitive certificates and interest coupons for individual Notes shall the not be issued, unless DTC is unable or unwilling to continue providing its services and a successor securities depositary is not obtained. In such a case, a Holder may request the issue of definitive certificates representing its individual Notes and corresponding interest coupons.
(3)      Transfer.   The Notes may be transferred through DTC or its participants. Transfers of Notes shall require appropriate entries in securities accounts.
§ 2
Status
The Notes constitute unsecured and unsubordinated obligations of the Issuer and rank pari passu with all other present and future unsecured and unsubordinated obligations of the Issuer, but subject to any applicable mandatory statutory exceptions.
§ 3
Interest
(1)      Interest Rate and Due Dates.   The Notes bear interest at the rate of ___________ % per annum as from __________. The Notes shall cease to bear interest upon the end of the day preceding the day on which they become due for redemption. Interest shall be payable in two equal semi-annual installments [Insert in case of short or long first coupon: , subject to the last sentence of this subsection,] in arrears on ___________ and __________. The first interest payment date shall be ___________ [Insert in case of short or long first coupon: for the period commencing on ___________ (inclusive) and ending on ___________ (exclusive). The interest amount for this period shall total CAD ___________ for the aggregate principal amount of CAD ___________].
(2)      Late Payment.   Should the Issuer fail to redeem the Notes on the due date therefore, interest on the Notes shall, subject to the provisions of § 5(2) and § 5(4), accrue beyond the due date until actual redemption of the Notes at the default rate of interest established by law.
(3)      Accrued Interest.   Whenever it is necessary to compute any amount of accrued interest in respect of the Notes for a period of less than one full year, other than with respect to regular semi-annual interest payments, such interest shall be calculated on the basis of the actual number of days in the period and a year of 365 or 366 days, as the case may be.

§ 4
Maturity, [Early Redemption,] Repurchase
(1)      The Notes shall be redeemed at par on __________. Subject to the provisions of [insert in case of a call option: § 4(2) below and] § 7, neither the Issuer nor any Holder shall be entitled to redeem the Notes prior to their stated maturity.
(2)      [Insert in case of a call option: The Notes may be redeemed, in whole but not in part, on ___________ at the option of the Issuer upon not less than five New York Business Days (as defined in § 5(4)) prior written notice given in accordance with § 10 at par together with interest accrued to, but excluding, the early redemption date.]
[(3)]    The Issuer may at any time purchase and resell Notes in the open market or otherwise at any price.
§ 5
Payments
(1)      Payments.   (a) Payments of principal of, and interest on, the Notes shall be made on the relevant payment date (as described in § 5(5) below) to, or to the order of, the Registered Holder registered at the close of business on the relevant Record Date (as defined § 5(3) below) in the Register kept by the Registrar in U.S. dollars or CAD as set forth below.
(b)      Any Holder shall receive payments of principal and interest in respect of the Notes in U.S. dollars, unless such Holder elects to receive payments in CAD in accordance with the procedures set out below. To the extent that Holders shall not have made such election in respect of any payment of principal or interest and provided that there is no event as described in § 5(2) below, the aggregate amount designated for all such Holders in respect of such payment (the “CAD Conversion Amount”) shall be converted by the Paying Agent into U.S. dollars and paid by wire transfer of same day funds to, or to the order of, the Registered Holder for payment through DTC’s settlement system to the relevant DTC participants. All costs of any such conversion shall be deducted from such payments. Any such conversion shall be based on the bid quotation of the Paying Agent, at or prior to 11:00 a.m. (New York time), on the second Conversion Business Day preceding the relevant payment date, for the purchase by the Paying Agent of the CAD Conversion Amount with U.S. dollars for settlement on such payment date. “Conversion Business Day” means a day which is a New York Business Day, a Toronto Business Day and a Frankfurt Business Day (all as defined in § 5(4) below). If such bid quotation is not available, the Paying Agent shall obtain a bid quotation from a leading foreign exchange bank in New York City selected by the Paying Agent for such purpose. If no bid quotation from a leading foreign exchange bank is available, payment of the CAD Conversion Amount will be made in CAD to the account or accounts specified by DTC to the Paying Agent. Until such account or accounts are so specified, the funds still held by the Paying Agent shall bear interest at the rate of interest quoted by the Paying Agent for deposits with it on an overnight basis, to the extent that the Paying Agent is reasonably able to reinvest such funds.
(c)      Any Holder may elect to receive payment of principal and interest with respect to the Notes in CAD by causing DTC, through the relevant DTC participant, to notify the Paying Agent by the time specified below of (i) such Holder’s election to receive all or a portion of such payment in CAD and (ii) wire transfer instructions to a CAD account. Such election in respect of any payment shall be made by the Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable. DTC’s notification of such election, wire transfer instructions and of the amount payable in CAD pursuant to this subsection (1)(c) must be received by the Paying Agent prior to 5:00 p.m. (New York time) on the fifth New York Business Day following the relevant Record Date in the case of interest and prior to 5:00 p.m. (New York time) on the eighth New York Business Day prior to the payment date (as defined in § 5(5) below) for the payment of principal. Any payments under this § 5(1)(c) in CAD shall be made by wire transfer of same day funds to CAD accounts designated by DTC.
(d)      All payments made by or on behalf of the Issuer to, or to the order of, the Registered Holder at the close of business on the relevant Record Date shall discharge the liability of the Issuer under the Notes to the extent of the sums so paid.
(2)      Availability of CAD.   If the Issuer determines (i) that any amount payable on a relevant payment date in CAD or any successor currency to it provided for by law (the “Successor Currency”) is not available to it in freely negotiable and convertible funds for reasons beyond the Issuer’s control, (ii) that CAD or the Successor Currency is no longer used for the settlement of international financial transactions, (iii) that the settlement of payments in CAD or the Successor Currency by a clearing system may not be effected or is disrupted on a relevant payment date, or (iv) that due to other reasons beyond the Issuer’s control either any amount in CAD or the Successor Currency payable on a relevant payment date is not available to the Issuer, or payments of such amounts may not be effected, the Issuer may fulfill its payment obligations by making such payment in U.S. dollars on, or as soon as reasonably practicable after, the respective payment date on the basis of the applicable exchange rate. No further interest or any other payment shall be due as a result thereof. The applicable exchange rate for CAD or the Successor Currency is (i) if available, the noon dollar buying rate in New York City for cable transfers for CAD or the Successor Currency on the second New York Business Day preceding the particular payment date as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York, or any successor rate thereto, (ii) if the rate under (i) is not available, the spot foreign exchange rate at which CAD or the Successor Currency is offered in exchange for U.S. dollars at noon, Frankfurt time, on the second Conversion Business Day preceding the date on which the payment is effected, or (iii) if the rate under (ii) is not available, the spot foreign exchange rate for CAD or the Successor Currency as determined by the Issuer in its equitable discretion.
(3)      Record Date.   The record date (the “Record Date”) for purposes of payments (as determined in § 5(1) above) of principal and interest shall be, in respect of each such payment, the tenth New York Business Day prior to the relevant payment date.
(4)      Business Days.   If any due date for payment of principal or interest in CAD in respect of any Note, to or to the order of the Registered Holder is not a Toronto Business Day, such payment will not be made until the next following Toronto Business Day, and no further interest shall be paid in respect of the delay in such payment. If any due date for payment of principal or interest in U.S. dollars in respect of any Note to, or to the order of, the Registered Holder is not a Toronto Business Day or not a New York Business Day, such payment shall not be made until the next day which is both a Toronto Business Day and a New York Business Day, and no further interest shall be paid in respect of the delay in such payment. “New York Business Day” means any day (other than a Saturday or Sunday), that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York City. “Toronto Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Toronto. “Frankfurt Business Day” means any day (other than a Saturday or Sunday) on which credit institutions are open for business in Frankfurt am Main.
(5)      Payment Date and Due Date.   For the purposes of these Terms and Conditions “payment date” means the day on which the payment is actually to be made, where applicable as adjusted in accordance with the above § 5(4), and “due date” means the interest payment date or the maturity date provided for herein, without taking account of any such adjustment.
§ 6
Taxes
All payments by the Issuer in respect of the Notes shall be made without deduction or withholding of taxes or other duties, unless such deduction or withholding is required by law. In the event of such deduction or withholding, the Issuer shall not be required to pay any additional amounts in respect of the Notes.
§ 7
Termination for Default
Any Holder may, at its option, through DTC, declare its Notes due and demand repayment thereof at their principal amount plus interest accrued to the date of repayment if the Issuer shall fail to pay any amount payable hereunder within 30 days from the relevant due date. The right to declare Notes due shall cease if the Issuer has made payment to, or to the order of, the Registered Holder before the Holder has exercised such right. Any notice declaring Notes due shall be made by means of a written notice to be delivered by hand or registered mail to the Issuer together with proof that such Holder at the time of such notice is a Holder of the relevant Notes by means of a certificate of the Holder’s Custodian (as defined in § 11(3)) pursuant to § 11(3)(a).

§ 8
The Agents
(1)      Initial Agents and Specified Offices.   The initial Paying Agents and Registrar (together, the “Agents”) and their initial offices through which they act (the “Specified Offices”) are set forth at the end of these Terms and Conditions.
(2)      Change of Agents and their Specified Offices.   The Issuer reserves the right at any time to vary or terminate the appointment of the Paying Agents or Registrar or approve any change in the office through which they act, provided that there shall at all times be a Registrar and Paying Agent, and provided further that so long as the Notes are listed on any stock exchange(s) (and the rules of such stock exchange(s) so require), the Issuer shall maintain a Paying Agent with a Specified Office in the city in which such stock exchange(s) is (are) located. The Issuer shall give notice of any change in the Agents or their Specified Offices by publication in accordance with § 10.
(3)      No Legal Relationship.   The Agents in such capacity are acting exclusively as agents of the Issuer and do not have any legal relationship of whatever nature with the Registered Holder or the Holders and are not in any event accountable to the Registered Holder or any Holder.
§ 9
Further Issues
The Issuer reserves the right, from time to time without the consent of the Holders, to issue additional notes, on terms identical in all respects to those set forth herein (except that the date from which interest shall accrue may vary), so that such additional notes shall be consolidated with, form a single issue with and increase the aggregate principal amount of, the Notes. The term “Notes” shall, in the event of such increase, also include such additional notes.
§ 10
Notices
All notices regarding the Notes shall be published (a) in the Federal Republic of Germany electronic Federal Gazette (elektronischer Bundesanzeiger), and, to the extent legally required, in addition thereto, in any other form of media prescribed by law; (b) also in a leading daily newspaper printed in the English language and of general circulation in New York City (expected to be The Wall Street Journal); and (c) a leading daily newspaper printed in the English language and of general circulation in Canada (expected to be the The Globe and Mail). Any notice will become effective for all purposes on the third day following the date of its publication, or, if published more than once or on different dates, on the third day following the date of first publication.
§ 11
Governing Law, Jurisdiction, Enforcement, Language
(1)      Governing Law.   The Notes, both as to form and content, as well as the rights and duties of the Holders and the Issuer shall be governed by and shall be construed in accordance with the laws of the Federal Republic of Germany. Any disposition of the Notes, including transfers and pledges, executed between DTC participants and between DTC itself and DTC participants shall be governed by the laws of the State of New York.
(2)      Jurisdiction.   Any action or other legal proceedings arising out of or in connection with the Notes may exclusively be brought in the District Court (Landgericht) in Frankfurt am Main.
(3)      Enforcement.   Any Holder may in any proceedings against the Issuer or to which the Holder and the Issuer are parties protect and enforce in its own name its rights arising under its Notes on the basis of (a) a certificate issued by its Custodian (i) stating the full name and address of the Holder, (ii) specifying a principal amount of Notes credited on the date of such statement to such Holder’s securities account maintained with such Custodian and (iii) confirming that the Custodian has given a written notice to DTC and the Registrar containing the information pursuant to (i) and (ii) and bearing acknowledgements of DTC and the relevant DTC participant and (b) copies of the Global Certificates certified as being true copies by a duly authorized officer of DTC or the Registrar. For purposes of the foregoing, “Custodian” means any bank or other financial institution of recognized standing authorized to engage in securities custody business with which the Holder maintains a securities account in respect of any Notes and includes DTC and its participants, including any other clearing system which participates in DTC.
(4)      Language.   These Terms and Conditions are written in the English language and accompanied by a German language translation. The English text shall be controlling and binding. The German language translation is provided for convenience only.
Registrar and Paying Agent
Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Global Debt Services
Trust & Securities Services
100 Plaza One, 6th Floor
Jersey City, NJ 07311-3901
U.S.A
Additional Paying Agent
Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Federal Republic of Germany

Non-binding German Translation of the
TERMS AND CONDITIONS OF CAD-NOTES
ANLEIHEBEDINGUNGEN FÜR CAD-NOTES
§ 1
Allgemeine Bestimmungen
(1)      Gesamtnennbetrag und Stückelung.   Die ___________ % Globalanleihe fällig ___________ der KfW, Frankfurt am Main, Bundesrepublik Deutschland (die “Emittentin”) im Gesamtnennbetrag von
CAD ___________
ist in ___________ untereinander gleichberechtigte Teilschuldverschreibungen in einer Stückelung von je CAD 1.000 (die “Schuldverschreibungen”) eingeteilt.
(2)      Globalurkunde. Schuldverschreibungen. Form.   Die Schuldverschreibungen werden durch eine oder mehrere Dauerglobalurkunden ohne Zinsscheine (die “Globalurkunden”) verbrieft. Die Globalurkunden werden von der Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (“DBTCA”) oder einem etwaigen Rechtsnachfolger als Verwahrer für The Depository Trust Company, New York (“DTC”) verwahrt). Die Globalurkunden sind als Namenspapiere auf den Namen von Cede & Co. als dem Beauftragten von DTC (der “Eingetragene Gläubiger”) ausgestellt und in ein Register (das “Register”) eingetragen, welches von der Registerstelle (wie in § 8 definiert)geführt wird und verbriefen die Schuldverschreibungen, die den von teilnehmenden Finanzinstituten geführten Konten bei DTC gutgeschrieben sind. Jede Person, die letztendlich Inhaberin einer Schuldverschreibung ist, wird als “Anleihegläubiger” bezeichnet. Die Globalurkunden tragen jeweils die eigenhändigen Unterschriften zweier ordnungsgemäß bevollmächtigter Vertreter der Emittentin und sind jeweils von der Registerstelle oder in deren Namen mit einer handschriftlichen Kontrollunterschrift versehen. Kopien der Globalurkunden sind bei den Zahlstellen (wie in § 8 definiert) kostenlos erhältlich. Einzelurkunden und Zinsscheine über einzelne Schuldverschreibungen werden nicht ausgegeben, es sei denn DTC ist nicht mehr in der Lage oder bereit, ihre Dienste weiterhin anzubieten und ein Nachfolger des Verwahrers der DTC-Globalurkunde wird nicht ernannt. In diesem Fall kann ein Anleihegläubiger die Ausgabe von Einzelurkunden über seine Schuldverschreibungen und zugehörigen Zinsscheinen verlangen.
(3)      Übertragung.   Die Schuldverschreibungen können durch DTC oder deren Teilnehmer übertragen werden. Übertragungen von Schuldverschreibungen setzen entsprechende Depotbuchungen voraus.
§ 2
Status
Die Schuldverschreibungen begründen nicht besicherte und nicht nachrangige Verbindlichkeiten der Emittentin und stehen im gleichen Rang mit allen anderen gegenwärtigen und zukünftigen nicht besicherten und nicht nachrangigen Verbindlichkeiten der Emittentin, soweit nicht zwingende gesetzliche Bestimmungen etwas anderes vorschreiben.
§ 3
Zinsen
(1)      Zinssatz und Fälligkeit.   Die Schuldverschreibungen werden vom ___________ an mit jährlich ___________ % verzinst. Die Verzinsung der Schuldverschreibungen endet mit dem Ablauf des Tages, der dem Tag vorangeht, an dem sie zur Rückzahlung fällig werden. Die Zinsen sind in zwei gleichen halbjährlichen Zahlungen [Einzufügen im Falle einer kurzen oder langen ersten Zinsperiode: (vorbehaltlich des letzten Satzes dieses Absatzes)] nachträglich am ___________ und ___________ zur Zahlung fällig. Der erste Zinszahlungstermin ist der ___________ [Einzufügen im Falle einer kurzen oder langen ersten Zinsperiode: für den Zeitraum vom ___________ (einschließlich) bis zum ___________ (ausschließlich). Der Zinsbetrag für diesen Zeitraum beläuft sich auf CAD ___________ für den Gesamtnennbetrag der Schuldverschreibungen].
(2)      Verzug.   Sofern die Emittentin die Schuldverschreibungen nicht am Fälligkeitstag zurückzahlt, werden die Schuldverschreibungen, vorbehaltlich der Bestimmungen des § 5(2) und § 5(4), vom Fälligkeitstag bis zur tatsächlichen Rückzahlung der Schuldverschreibungen zum gesetzlichen Verzugszinssatz verzinst.

(3)      Stückzinsen.   Sind Beträge von Stückzinsen in bezug auf die Schuldverschreibungen (ausser regulären halbjährlichen Zinszahlungen) für einen Zeitraum von weniger als einem Jahr zu berechnen, so werden diese auf der Grundlage der tatsächlichen Anzahl von Tagen in diesem Zeitraum und eines Jahres von 365 oder 366 Tagen ermittelt.
§ 4
Fälligkeit; [Vorzeitige Rückzahlung;] Rückkauf
(1)      Die Schuldverschreibungen sind am ___________ zu ihrem Nennbetrag zurückzuzahlen. Vorbehaltlich der Bestimmungen in [Einzufügen im Falle eines vorzeitigen Rückzahlungsrechts: § 4(2) unten und] § 7 ist weder die Emittentin noch ein Anleihegläubiger berechtigt, die Schuldverschreibungen vor ihrer Fälligkeit zur Rückzahlung zu kündigen.
(2)      [Einzufügen im Falle eines vorzeitigen Rückzahlungsrechts: Die Schuldverschreibungen können am ___________ nach Wahl der Emittentin insgesamt, jedoch nicht teilweise, mit einer Vorankündigungsfrist von mindestens fünf New Yorker Geschäftstagen (wie in § 5(4) unten definiert) durch Bekanntmachung gemäß § 10 zum Nennbetrag zusammen mit den Stückzinsen bis zum Rückzahlungstag (ausschließlich) zur vorzeitigen Rückzahlung gekündigt werden.]
[(3)]    Die Emittentin ist berechtigt, Schuldverschreibungen jederzeit im Markt oder anderweitig zu jedem beliebigen Preis zu kaufen und wieder zu verkaufen.
§ 5
Zahlungen
(1)      Zahlungen.   (a) Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen erfolgen am jeweiligen Zahlungstag (wie in § 5(5) unten beschrieben) an den Eingetragenen Gläubiger, der bei Geschäftsschluß am jeweiligen Stichtag (wie in § 5(3) unten beschrieben) in das von der Registerstelle geführte Register eingetragen ist oder nach dessen Order in US-Dollar oder CAD nach Maßgabe der nachfolgenden Bestimmungen.
(b)      Ein Anleihegläubiger erhält Zahlungen von Kapital und Zinsen auf die Schuldverschreibungen in US-Dollar, soweit er nicht gemäß den nachfolgend beschriebenen Verfahren Zahlungen in CAD wählt. Soweit Anleihegläubiger für eine Zahlung von Kapital oder Zinsen keine derartige Wahl getroffen haben und kein Fall des § 5(2) vorliegt, wird der für alle diese Anleihegläubiger bei dieser Zahlung bestimmte Gesamtbetrag (der “CAD-Umtauschbetrag”) von der Zahlstelle in US-Dollar umgetauscht und durch Überweisung in gleichtägig verfügbaren Mitteln an den Eingetragenen Gläubiger oder dessen Order zur Auszahlung über das Abrechnungssystem der DTC an die betreffenden DTC-Teilnehmer gezahlt. Alle Kosten eines derartigen Umtauschs werden von diesen Zahlungen abgezogen. Jeder derartige Umtausch basiert auf dem Ankaufskurs der Zahlstelle vor oder um 11.00 Uhr (New Yorker Zeit) am zweiten Umtausch-Geschäftstag vor dem jeweiligen Zahlungstag für den Kauf des CAD-Umtauschbetrages durch die Zahlstelle gegen US-Dollar zur Abrechnung an diesem Zahlungstag. “Umtausch-Geschäftstag” ist ein Tag, der ein New Yorker Geschäftstag, ein Toronto Geschäftstag und ein Frankfurter Geschäftstag (jeweils wie in § 5(4) unten definiert). Falls es einen derartigen Ankaufskurs nicht gibt, wird die Zahlstelle von einer im Devisenhandel führenden Bank in New York City, die von der Zahlstelle zu diesem Zweck ausgewählt wird, einen Ankaufskurs einholen. Falls kein Ankaufskurs einer im Devisenhandel führenden Bank erhältlich ist, erfolgt die Zahlung des CAD-Umtauschbetrages in CAD auf das Konto oder die Konten, die der Zahlstelle von der DTC bezeichnet werden. Bis dieses Konto oder diese Konten derart bezeichnet sind, werden die noch von der Zahlstelle gehaltenen Mittel mit einem Zinssatz, der von der Zahlstelle für bei ihr als Tagesgeld angelegte Einlagen gestellt wird, verzinst, soweit die Zahlstelle vernünftigerweise in der Lage ist, diese Mittel wieder anzulegen.
(c)      Ein Anleihegläubiger kann Zahlung von Kapital und Zinsen auf die Schuldverschreibungen in CAD wählen, indem er die DTC durch den betreffenden DTC-Teilnehmer dazu veranlaßt, die Zahlstelle zu dem nachfolgend bestimmten Zeitpunkt über (i) die Wahl dieses Anleihegläubigers, diese Zahlung ganz oder zum Teil in CAD zu empfangen, und (ii) den Auftrag zur Überweisung auf ein CAD-Konto zu benachrichtigen. Eine derartige Wahl hat für die jeweilige Zahlung durch den Anleihegläubiger zu dem Zeitpunkt und in der Art und Weise zu erfolgen, wie sie von den jeweils anwendbaren Verfahrensregeln der DTC gefordert wird, und ist gemäß diesen Verfahrensregeln unwiderruflich. Die Benachrichtigung seitens der DTC über diese Wahl, den Überweisungsauftrag und den in CAD gemäß diesem Absatz (1)(c) zahlbaren Betrag muß bei der Zahlstelle vor 17.00 Uhr (New Yorker Zeit) am fünften New Yorker Geschäftstag nach dem jeweiligen Stichtag für Zinsen und vor 17.00 Uhr (New Yorker Zeit) am achten New Yorker Geschäftstag vor dem Zahlungstag für die Zahlung von Kapital eingegangen sein. Zahlungen in CAD gemäß diesem Absatz (1)(c) erfolgen durch Überweisung von gleichtägig verfügbaren Mitteln auf die von der DTC bezeichneten CAD-Konten.
(d)      Zahlungen der oder im Namen der Emittentin an den Eingetragenen Gläubiger, der bei Geschäftsschluss am jeweiligen Stichtag eingetragen ist, oder nach dessen Order befreien die Emittentin in Höhe der geleisteten Zahlungen von ihren Verbindlichkeiten aus den Schuldverschreibungen.
(2)      Verfügbarkeit des CAD.   Stellt die Emittentin fest, dass (i) an einem Zahlungstag ein in CAD oder einer gesetzlich eingeführten Nachfolge-Währung (die “Nachfolge-Währung”) fälliger Betrag in frei übertragbaren und konvertierbaren Geldern aufgrund von Umständen, die außerhalb ihrer Verantwortung liegen, für sie nicht verfügbar ist, oder dass (ii) der CAD oder die Nachfolge-Währung nicht länger für die Abwicklung internationaler Finanztransaktionen verwendet wird, oder dass (iii) die Abwicklung von Zahlungen in CAD oder der Nachfolge-Währung durch ein Clearingsystem an einem Zahlungstag nicht erfolgen kann oder gestört ist, oder dass (iv) aufgrund von anderen, außerhalb ihrer Verantwortung liegenden Umständen, an einem Zahltag weder der fällige Betrag in CAD oder in der Nachfolge-Währung für die Emittentin verfügbar ist noch Zahlungen dieser Beträge erfolgen können, kann die Emittentin ihre Zahlungsverpflichtungen durch die Zahlung in US-Dollar an dem jeweiligen Zahlungstag oder sobald nach dem Zahlungstag vernünftigerweise möglich, auf Grundlage des maßgeblichen Wechselkurses erfüllen. Weitere Zinsen oder sonstige Zahlungen sind aufgrund einer solchen Zahlung nicht geschuldet. Der maßgebliche Wechselkurs für CAD oder die Nachfolge-Währung ist (i), sofern verfügbar, der Mittagsankaufkurs für US-Dollar in New York City für telegrafische Überweisungen von CAD oder der Nachfolge-Währung an dem zweiten New Yorker Geschäftstag vor dem jeweiligen Zahlungstag, wie er von der Federal Reserve Bank of New York für Zollzwecke offiziell festgelegt (oder, falls nicht so festgelegt, anders bestimmt) wurde oder (ii) falls der Kurs unter (i) nicht verfügbar ist, der Kassa-Wechselkurs zu dem der CAD oder die Nachfolge-Währung zwei Umtausch-Geschäftstage vor dem Tag, an dem die Zahlung durchgeführt wird, um 12:00 Uhr Mittags Frankfurter Zeit im Austausch gegen US-Dollar angeboten wird, oder (iii) falls der Wechselkurs unter (ii) nicht verfügbar ist, der durch die Emittentin nach billigem Ermessen festgelegte Kassa-Wechselkurs der CAD oder der Nachfolge-Währung.
(3)      Stichtag.   Der Stichtag (der “Stichtag”) für die Zwecke von Zahlungen (wie in § 5(1) oben bestimmt) von Kapital und Zinsen ist hinsichtlich jeder derartigen Zahlung der zehnte New Yorker Geschäftstag vor dem jeweiligen Zahlungstag.
(4)      Geschäftstage.   Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in CAD auf eine Schuldverschreibung an den Eingetragenen Gläubiger oder nach dessen Order kein Toronto Geschäftstag, so wird die betreffende Zahlung erst am nächstfolgenden Toronto Geschäftstag geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ist ein Fälligkeitstag für die Zahlung von Kapital oder Zinsen in US-Dollar auf eine Schuldverschreibung an den Eingetragenen Gläubiger oder nach dessen Order kein Toronto Geschäftstag oder nicht ein New Yorker Geschäftstag, so wird die betreffende Zahlung erst am nächsten Tag, der zugleich ein Toronto Geschäftstag und ein New Yorker Geschäftstag ist, geleistet, ohne dass wegen dieser Zahlungsverzögerung zusätzliche Zinsen gezahlt werden. Ein “New Yorker Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), der weder ein gesetzlicher Feiertag noch ein Tag ist, an dem Banken berechtigt oder gesetzlich, durch Vorschrift oder durch Anordnung verpflichtet sind, in New York City zu schließen. Ein “Toronto Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in Toronto für den Geschäftsverkehr geöffnet sind. Ein “Frankfurter Geschäftstag” ist jeder Tag (außer einem Samstag oder Sonntag), an dem Kreditinstitute in Frankfurt am Main für den Geschäftsverkehr geöffnet sind.
(5)      Zahlungstag und Fälligkeitstag.   Im Sinne dieser Anleihebedingungen ist “Zahlungstag” der Tag, an dem, gegebenenfalls aufgrund einer Anpassung gemäß vorstehendem § 5(4), die Zahlung tatsächlich zu leisten ist, und “Fälligkeitstag” der vorgesehene Zinszahlungstermin oder Tag der Fälligkeit der Schuldverschreibung ohne Berücksichtigung einer solchen Anpassung.
§ 6
Steuern
Sämtliche Zahlungen der Emittentin auf die Schuldverschreibungen sind ohne Abzug oder Einbehalt von Steuern oder sonstigen Abgaben zu leisten, es sei denn, die Emittentin ist rechtlich verpflichtet, solche Steuern oder Abgaben abzuziehen oder einzubehalten. Fallen derartige Abzüge oder Einbehalte an, so ist die Emittentin nicht verpflichtet, irgendwelche zusätzlichen Beträge auf die Schuldverschreibungen zu zahlen.

§ 7
Kündigung durch Anleihegläubiger
Jeder Anleihegläubiger ist berechtigt, seine Schuldverschreibungen durch DTC zur Rückzahlung zum Nennbetrag zuzüglich bis zum Rückzahlungstag aufgelaufener Zinsen zu kündigen, falls die Emittentin nach Maßgabe dieser Anleihebedingungen zahlbare Beträge nicht innerhalb von 30 Tagen nach dem betreffenden Fälligkeitstag zahlt. Das Kündigungsrecht erlischt, wenn die Emittentin die betreffende Zahlung an den Eingetragenen Gläubiger oder nach dessen Order geleistet hat, bevor der Anleihegläubiger das Kündigungsrecht ausgeübt hat. Die Kündigung zur Rückzahlung hat in der Weise zu erfolgen, dass der Anleihegläubiger der Emittentin eine schriftliche Kündigungserklärung übergibt oder durch eingeschriebenen Brief übermittelt und dabei durch eine Bescheinigung seiner Depotbank (wie in § 11(3) definiert) gemäß § 11(3)(a) nachweist, dass er im Zeitpunkt der Kündigung Anleihegläubiger der betreffenden Schuldverschreibungen ist.
§ 8
Die Erfüllungsgehilfen
(1)      Anfängliche Erfüllungsgehilfen und bezeichnete Geschäftsstellen.   Die anfänglichen Zahlstellen und die anfängliche Registerstelle (zusammen die “Erfüllungsgehilfen”) und ihre anfänglichen Geschäftsstellen, durch welche sie handeln (die “Bezeichneten Geschäftsstellen”), sind am Ende dieser Anleihebedingungen aufgeführt.
(2)      Änderung der Erfüllungsgehilfen und ihrer Bezeichneten Geschäftsstellen.   Die Emittentin behält sich das Recht vor, jederzeit die Bestellung der Zahlstellen oder der Registerstelle zu ändern oder zu beenden oder einer Änderung der Geschäftsstelle, durch welche sie handeln, zuzustimmen, vorausgesetzt, dass stets eine Registerstelle und eine Zahlstelle vorhanden sein muss, und weiter vorausgesetzt, dass solange die Schuldverschreibungen an einer Börse oder Börsen zugelassen sind (und die Regeln dieser Börse(n) es erfordern), die Emittentin eine Zahlstelle mit Bezeichneter Geschäftsstelle an dem Börsenort bzw. den Börsenorten zu unterhalten hat. Die Emittentin hat jede Änderung in der Person der Erfüllungsgehilfen oder ihrer Bezeichneten Geschäftsstellen durch Veröffentlichung gemäß § 10 bekannt zu machen.
(3)      Keine Rechtsbeziehungen.   Die Erfüllungsgehilfen handeln als solche ausschließlich als Erfüllungsgehilfen der Emittentin und haben keinerlei rechtliche Beziehung welcher Art auch immer mit dem Eingetragenen Gläubiger oder einem Anleihegläubiger und sind diesen gegenüber in keinem Fall verantwortlich.
§ 9
Begebung weiterer Schuldverschreibungen
Die Emittentin behält sich vor, von Zeit zu Zeit ohne Zustimmung der Anleihegläubiger weitere Schuldverschreibungen mit gleicher Ausstattung (gegebenenfalls mit Ausnahme des Tages des Verzinsungsbeginns) in der Weise zu begeben, dass sie mit den Schuldverschreibungen zusammengefasst werden, eine einheitliche Emission mit ihnen bilden und ihren Gesamtnennbetrag erhöhen. Der Begriff “Schuldverschreibungen” umfasst im Fall einer solchen Erhöhung auch solche zusätzlichen Schuldverschreibungen.
§ 10
Bekanntmachungen
Alle Bekanntmachungen, die die Schuldverschreibungen betreffen, erfolgen (a) in der Bundesrepublik Deutschland im elektronischen Bundesanzeiger und, soweit darüber hinaus rechtlich erforderlich, in den weiteren gesetzlich bestimmten Medien; (b) zusätzlich in einer in englischer Sprache erscheinenden und in New York City allgemein verbreiteten führenden Tageszeitung (voraussichtlich The Wall Street Journal) und (c) in einer in englischer Sprache erscheinenden und in Kanada allgemein verbreiteten führenden Tageszeitung (voraussichtlich The Globe and Mail). Sämtliche Bekanntmachungen werden wirksam am dritten Tag, der auf die Veröffentlichung folgt oder, sofern die Veröffentlichung mehr als einmal oder an verschiedenen Tagen erfolgt, am dritten Tag, der auf die erste Veröffentlichung folgt.

§ 11
Anwendbares Recht; Gerichtsstand;
Geltendmachung von Ansprüchen; Sprache
(1)      Anwendbares Recht.   Form und Inhalt der Schuldverschreibungen, die Rechte und Pflichten der Anleihegläubiger und der Emittentin bestimmen sich in jeder Hinsicht nach deutschem Recht. Jede Verfügung über bei der DTC verwahrte Schuldverschreibungen, einschließlich Übertragungen und Verpfändungen, die zwischen DTC-Teilnehmern und zwischen der DTC selbst und DTC-Teilnehmern durchgeführt werden, unterliegen dem Recht des Staates New York.
(2)      Gerichtsstand.   Zuständig für alle Klagen oder sonstigen Verfahren aus oder im Zusammenhang mit den Schuldverschreibungen ist ausschließlich das Landgericht in Frankfurt am Main.
(3)      Geltendmachung von Ansprüchen.   Jeder Anleihegläubiger kann in Rechtsstreitigkeiten gegen die Emittentin oder in Rechtsstreitigkeiten, an denen der Anleihegläubiger und die Emittentin beteiligt sind, im eigenen Namen seine Rechte aus den ihm zustehenden Schuldverschreibungen unter Vorlage folgender Unterlagen wahrnehmen und durchsetzen: (a) einer Bescheinigung seiner Depotbank, die (i) den vollen Namen und die volle Anschrift des Anleihegläubigers bezeichnet, (ii) einen Nennbetrag von Schuldverschreibungen angibt, die am Ausstellungstag dieser Bescheinigung dem bei dieser Depotbank bestehenden Depot des Anleihegläubigers gutgeschrieben sind, und (iii) bestätigt, dass die Depotbank der DTC sowie der Registerstelle eine schriftliche Mitteilung gemacht hat, die die Angaben gemäß (i) und (ii) enthält, und Bestätigungsvermerke der DTC sowie des betroffenen DTC-Teilnehmers trägt, sowie (b) von einem Vertretungsberechtigten der DTC oder der Registerstelle beglaubigte Ablichtungen der Globalurkunden. Im Sinne der vorstehenden Bestimmungen ist “Depotbank” ein Bank- oder sonstiges Finanzinstitut (einschließlich DTC und ihrer Teilnehmer, einschließlich jedes anderen Clearing Systems, das DTC Teilnehmer ist) von allgemein anerkanntem Ansehen, das eine Genehmigung für das Wertpapier-Depotgeschäft hat und bei dem der Anleihegläubiger Schuldverschreibungen im Depot verwahren lässt.
(4)      Sprache.   Diese Anleihebedingungen sind in englischer Sprache abgefasst. Eine Übersetzung in die deutsche Sprache ist beigefügt. Der englische Text ist verbindlich und maßgeblich. Die Übersetzung in die deutsche Sprache ist unverbindlich.
Registerstelle und Zahlstelle
Deutsche Bank Trust Company Americas
c/o Deutsche Bank National Trust Company
Global Debt Service
Trust & Securities Services
100 Plaza One, 6th Floor
Jersey City, NJ 07311-3901
U.S.A
Zusätzliche Zahlstelle
Deutsche Bank Aktiengesellschaft
Große Gallusstraße 10-14
60272 Frankfurt am Main
Bundesrepublik Deutschland

Schedule 2A
German Language Version of the
FORM OF THE CBF GLOBAL CERTIFICATE FOR EURO-BONDS

ISIN___________	Common Code ___________
CUSIP ___________	WKN _____________
KfW
Frankfurt am Main, Bundesrepublik Deutschland
EUR ________ ________ % Globalanleihe fällig ________
DIESE GLOBALURKUNDE IST ERSTELLT WORDEN, UM WÄHREND DER GESAMTEN LAUFZEIT DER SCHULDVERSCHREIBUNGEN VON DER CLEARSTREAM BANKING AG (“CBF” ODER “VERWAHRER”) VERWAHRT ZU WERDEN UND ALS GRUNDLAGE FÜR DIE LIEFERUNG UND ÜBERTRAGUNG VON SCHULDVERSCHREIBUNGEN IM VERWAHR- UND EFFEKTENGIROSYSTEM DER CBF ZU DIENEN. DIESE GLOBALURKUNDE WIRD VON DER CBF VERWAHRT, BIS SÄMTLICHE VERPFLICHTUNGEN DER KFW AUS DEN SCHULDVERSCHREIBUNGEN ERFÜLLT SIND. ZAHLUNGEN DER KFW AN DIE CBF BEFREIEN DIE KFW IN HÖHE DER GELEISTETEN ZAHLUNGEN VON IHREN VERBINDLICHKEITEN AUS DEN SCHULDVERSCHREIBUNGEN.
INHABER-GLOBALURKUNDE
über einen Nennbetrag von
bis zu ________ Euro
(EUR ________)
Schuldverschreibungen
der ________% Globalanleihe fällig ________ im Gesamtnennbetrag von ________ Euro (EUR ________) der KfW (die “Emittentin”).
Diese Globalurkunde verbrieft bis zu ________ Teilschuldverschreibungen in einer Stückelung von je EUR 1.000 (die “Schuldverschreibungen”). Sie ist von der Emittentin als Inhaberurkunde begeben und bei der CBF zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen im Verwahr- und Effektengirosystem der CBF zu ermöglichen. Einzelurkunden über einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben.
Die tatsächliche Zahl der durch diese Globalurkunde jeweils verbrieften Schuldverschreibungen sind den Konten der teilnehmenden Finanzinstitute beim Verwahrer gutgeschrieben, die ihrerseits auf dem Register der Deutsche Bank Aktiengesellschaft, Frankfurt am Main (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”) beruhen. Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.
Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen (die “Anleihebedingungen”) dem Inhaber dieser Urkunde bei Fälligkeit der Schuldverschreibungen den Nennbetrag der Teilschuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Nennbetrag Zinsen zu zahlen.
Die Anleihebedingungen sind Teil dieser Globalurkunde.
Diese Globalurkunde ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.

Frankfurt am Main, Bundesrepublik Deutschland
________
KfW
___________________   __________________

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Aktiengesellschaft
als Registerstelle)

Non-binding English Translation of the
FORM OF THE CBF GLOBAL CERTIFICATE FOR EURO-BONDS

ISIN___________	Common Code ___________
CUSIP ___________	WKN _____________
KfW
Frankfurt am Main, Federal Republic of Germany
EUR ________ ________% Global Bonds due ________
THIS GLOBAL CERTIFICATE HAS BEEN CREATED IN ORDER TO BE HELD IN CUSTODY BY CLEARSTREAM BANKING AG (“CBF” OR THE “DEPOSITARY”) AND TO SERVE AS THE BASIS FOR THE DELIVERY AND TRANSFER OF BONDS TO BE HELD IN THE CBF DEPOSITARY AND CLEARING SYSTEM THROUGHOUT THE LIFE OF THE BONDS. THIS GLOBAL CERTIFICATE WILL BE KEPT IN CUSTODY BY CBF UNTIL ALL OBLIGATIONS OF KFW UNDER THE BONDS HAVE BEEN SATISFIED. ALL PAYMENTS MADE BY KFW TO CBF SHALL DISCHARGE THE LIABILITY OF KFW UNDER THE BONDS TO THE EXTENT OF THE SUMS SO PAID.
GLOBAL BEARER CERTIFICATE
representing a principal amount of
up to ________ Euro (EUR ________)
Bonds
of the ________% Global Bonds due ________ in the aggregate principal amount of ________ Euro (EUR ________) issued by KfW (the “Issuer”).
This Global Certificate represents up to ________ bonds in the denomination of EUR 1,000 each (the “Bonds”). It has been issued by the Issuer as a bearer instrument and been deposited with CBF in order to permit delivery and transfer of Bonds within the CBF depositary and clearing system. Definitive certificates representing individual Bonds and interest coupons shall not be issued.
The actual number of Bonds represented from time to time by this Global Certificate are recorded in the accounts of the Depositary for its participating financial institutions, which in turn shall be based on the register (the “Register”) maintained by Deutsche Bank Aktiengesellschaft, Frankfurt am Main, or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.
The Issuer hereby undertakes to pay to the bearer hereof, on the maturity date of the Bonds, the principal amount of the Bonds represented hereby and to pay interest on the principal amount of the Bonds represented hereby, all in accordance with the Terms and Conditions of the Bonds (the “Terms and Conditions”) attached hereto.
The Terms and Conditions form part of this Global Certificate.
This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.

Frankfurt am Main, Federal Republic of Germany
________
KfW
___________________  __________________

Authentication signature
for and on behalf of
Deutsche Bank Aktiengesellschaft,
as Registrar

German Language Version of the
FORM OF THE DTC GLOBAL CERTIFICATE FOR EURO-BONDS

ISIN___________	Common Code ___________
CUSIP ___________	WKN _____________
KfW
Frankfurt am Main, Bundesrepublik Deutschland
EUR ________ ________% Globalanleihe fällig ________
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
NAMENS-GLOBALURKUNDE
über einen Nennbetrag von
bis zu ________Euro
(EUR ________)
Schuldverschreibungen
der ________% Globalanleihe fällig ________ im Gesamtnennbetrag von ________ Euro (EUR ________) der KfW (die “Emittentin”).
Diese Globalurkunde verbrieft bis zu ________ Teilschuldverschreibungen in einer Stückelung von je EUR 1.000 (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namenspapier an Cede & Co. als Beauftragte der DTC begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb dieses Systems im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als “Verwahrer” bezeichnet. Die Globalurkunde wird nur in gewissen Ausnahmefällen gemäß § 1 der beigefügten Anleihebedingungen (die “Anleihebedingungen”) gegen Einzelurkunden über einzelne Schuldverschreibungen und Zinsscheine ausgetauscht.
Die tatsächliche Zahl der in dieser Globalurkunde jeweils verbrieften Schuldverschreibungen sind den Konten der teilnehmenden Finanzinstitute beim Verwahrer gutgeschrieben, die ihrerseits auf dem Register der Deutsche Bank Aktiengesellschaft, Frankfurt am Main (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”) beruhen. Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.
Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen an oder nach Order von Cede & Co. oder an ihren bzw. nach Order ihres eingetragenen Zessionars am Tag der Fälligkeit der Schuldverschreibungen den Nennbetrag der Teilschuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Nennbetrag Zinsen zu zahlen.
Diese Globalurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Globalurkunde.
Diese Globalurkunde ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.
Frankfurt am Main, Bundesrepublik Deutschland
________
KfW
__________________   ___________________

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Aktiengesellschaft
als Registerstelle)

Non-binding English Translation of the
FORM OF THE DTC GLOBAL CERTIFICATE FOR EURO-BONDS

ISIN___________	Common Code ___________
CUSIP ___________	WKN _____________
KfW
Frankfurt am Main, Federal Republic of Germany
Euro ________ ________% Global Bonds due ________
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
up to ________ Euro
(EUR________)
Bonds
of the ________ % Global Bonds due ________ in the aggregate principal amount of ________ Euro (EUR ________), issued by KfW (the “Issuer”).
This Global Certificate represents up to ________ bonds in the denomination of Euro 1,000 each (the “Bonds”). It has been issued by the Issuer in registered form to Cede & Co., as nominee of DTC, and been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Bonds in book-entry form without physical delivery of definitive certificates within that system. DTC and its successor, if any, as depositary for this Global Certificate shall herein also be referred to as the “Depositary”. The Global Certificate shall only be exchanged for definitive certificates representing individual Bonds and interest coupons in certain limited circumstances in accordance with § 1 of the Terms and Conditions of the Bonds (the “Terms and Conditions”) attached hereto.
The actual number of Bonds represented from time to time by this Global Certificate are recorded in the accounts of the Depositary for its participating financial institutions, which in turn shall be based on the register (the “Register”) maintained by Deutsche Bank Aktiengesellschaft, Frankfurt am Main, or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.
The Issuer hereby undertakes to pay to or to the order of Cede & Co. or its registered assign, on the maturity date of the Bonds, the principal amount of the Bonds represented hereby and to pay interest on the principal amount of the Bonds represented hereby, all in accordance with the Terms and Conditions attached hereto.
This Global Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.
The Terms and Conditions form part of this Global Certificate.

This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.
Frankfurt am Main, Federal Republic of Germany
________
KfW
___________________  __________________

Authentication signature
for and on behalf of
Deutsche Bank Aktiengesellschaft,
as Registrar

Schedule 2B
English Language Version of the
FORM OF THE ICSD GLOBAL CERTIFICATE FOR DESIGNATED CURRENCY-NOTES
[INSERT DESIGNATED CURRENCY] ___________

ISIN XS●	Common Code ●
WKN ●
KfW
Frankfurt am Main, Federal Republic of Germany
[INSERT DESIGNATED CURRENCY] ___________ ___________% Global Notes
due ___________
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG (“CBL”, EACH AN “ICSD” AND TOGETHER THE “ICSDS”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [insert name of common depositary for the ICSDs] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE ICSDS (AND ANY PAYMENT IS MADE TO [insert name of common depositary for the ICSDs] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE ICSDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, [insert name of common depositary for the ICSDs], HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
up to ___________ [INSERT DESIGNATED CURRENCY]
([INSERT DESIGNATED CURRENCY] ___________)
Notes
of the ___________% Global Notes due ___________ in the aggregate principal amount of [INSERT DESIGNATED CURRENCY] ___________ ([INSERT DESIGNATED CURRENCY] ___________), issued by KfW (the “Issuer”).
This Global Certificate represents up to ___________ notes in the denomination of [INSERT DESIGNATED CURRENCY AND DENOMINATION] ___________ each (the “Notes”). It has been issued by the Issuer in registered form to and deposited with [Insert name of common depositary for the ICSDs], as common depositary of the ICSDs in order to permit delivery and transfer of Notes in book-entry form without physical delivery of definitive certificates within the clearing system of the ICSDs. The ICSDs and their respective successors, if any, as depositaries for this Global Certificate shall together herein also be referred to as the “Depositary”. Definitive Certificates representing individual Notes and interest coupons shall not be issued.
The actual number of Notes represented from time to time by this Global Certificate are recorded in the accounts of the Depositary for its accountholders, which in turn shall be based on the register (the “Register”) maintained by Deutsche Bank Aktiengesellschaft, Frankfurt am Main, or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.
The Issuer hereby undertakes to pay to or to the order of [insert name of common depositary for the ICSDs] or its registered assign, on the maturity date of the Notes, the principal amount of the Notes represented hereby and to pay interest on the principal amount represented of the Notes hereby, all in accordance with the Terms and Conditions of the Notes (the “Terms and Conditions”) attached hereto.
This Global Certificate may not be transferred except as a whole by the ICSDs to the common depositary of the ICSDs or by the common depositary of the ICSDs to the ICSDs or another common depositary of the ICSDs or by the ICSDs or any such common depositary to a successor depositary or the common depositary of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.
The Terms and Conditions form part of this Global Certificate.
This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.
Frankfurt am Main, Federal Republic of Germany
[DATE]
KfW
___________________  __________________

Authentication signature
for and on behalf of
Deutsche Bank Aktiengesellschaft,
as Registrar

Non-binding German Translation of the
FORM OF THE ICSD GLOBAL CERTIFICATE FOR DESIGNATED CURRENCY-NOTES
[INSERT DESIGNATED CURRENCY] ________

ISIN XS ●	Common Code ●
WKN ●
KfW
Frankfurt am Main, Bundesrepublik Deutschland
[INSERT DESIGNATED CURRENCY] ________ ________% Globalanleihe fällig ________
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV (“EUROCLEAR”) AND CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG (“CBL”, EACH AN “ICSD” AND TOGETHER THE “ICSDS”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [insert name of common depositary for the ICSDs] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE ICSDS (AND ANY PAYMENT IS MADE TO [insert name of common depositary for the ICSDs] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE ICSDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, [insert name of common depositary for the ICSDs], HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
NAMENS-GLOBALURKUNDE
über einen Nennbetrag von
bis zu ___________ [INSERT DESIGNATED CURRENCY]
([INSERT DESIGNATED CURRENCY] ___________)
Schuldverschreibungen
der ________% Globalanleihe fällig ________im Gesamtnennbetrag von [INSERT DESIGNATED CURRENCY] ___________ (_____________ [INSERT DESIGNATED CURRENCY]) der KfW (die “Emittentin”).
Diese Globalurkunde verbrieft bis zu ___________ Teilschuldverschreibungen in einer Stückelung von je [INSERT DESIGNATED CURRENCY AND DENOMINATION] ___________ (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namenspapier an [Namen des gemeinsamen Verwahrers der ICSDs eintragen] als gemeinsamen Verwahrer der ICSDs begeben und bei diesem zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb des Clearingsystems der ICSDs im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. Die ICSDs und deren etwaige Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als “Verwahrer” bezeichnet. Effektive Urkunden über einzelne Schuldverschreibungen und Zinsscheine werden nicht ausgegeben.
Die tatsächliche Zahl der in dieser Globalurkunde verbrieften Schuldverschreibungen sind den Konten der teilnehmenden Finanzinstitute beim Verwahrer gutgeschrieben, die ihrerseits auf dem Register der Deutsche Bank Aktiengesellschaft (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”) beruhen. Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.
Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen (die “Anleihebedingungen”) an oder an Order von [Namen des gemeinsamen Verwahrers der ICSDs eintragen] oder ihren eingetragenen Zessionar am Tag der Fälligkeit der Schuldverschreibungen den Nennbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Nennbetrag Zinsen zu zahlen.
Diese Globalurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von den ICSDs auf einen gemeinsamen Verwahrer der ICSDs, von einem gemeinsamen Verwahrer der ICSDs auf die ICSDs oder auf einen anderen gemeinsamen Verwahrer der ICSDs oder von den ICSDs oder einem solchen gemeinsamen Verwahrer auf die als Nachfolger der ICSDs fungierenden neuen Verwahrer oder einen gemeinsamen Verwahrer solcher neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.
Die Anleihebedingungen sind Teil dieser Globalurkunde.
Diese Globalurkunde ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.
Frankfurt am Main, Bundesrepublik Deutschland
[DATE]
KfW
___________________  __________________

Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Aktiengesellschaft
als Registerstelle)

English Language Version of the
FORM OF THE DTC GLOBAL CERTIFICATE FOR DESIGNATED CURRENCY-NOTES
[INSERT DESIGNATED CURRENCY] ___________

ISIN US●	Common Code ●
CUSIP ●
KfW
Frankfurt am Main, Federal Republic of Germany
[INSERT DESIGNATED CURRENCY] ___________ ___________% Global Notes due ___________
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
up to ___________ [INSERT DESIGNATED CURRENCY]
([INSERT DESIGNATED CURRENCY] ___________)
Notes
of the ___________% Global Notes due ___________ in the aggregate principal amount of [INSERT DESIGNATED CURRENCY] ___________ (___________[ INSERT DESIGNATED CURRENCY] ), issued by KfW (the “Issuer”).
This Global Certificate represents up to ___________notes in the denomination of [INSERT DESIGNATED CURRENCY AND DENOMINATION] ___________each (the “Notes”). It has been issued by the Issuer in registered form to Cede & Co., as nominee of DTC, and has been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Notes within that system in book-entry form without physical delivery of definitive certificates within that system. DTC and its successor, if any, as depositary for this Global Certificate shall herein also be referred to as the “Depositary”. The Global Certificate shall only be exchanged for definitive certificates representing individual Bonds and interest coupons in accordance with § 1 of the Terms and Conditions of the Notes (the “Terms and Conditions”) attached hereto.
The actual number of Notes represented from time to time by this Global Certificate are recorded in the accounts of the Depositary for its participating financial institutions, which in turn shall be based on the register (the “Register”) maintained by Deutsche Bank Aktiengesellschaft, or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.
The Issuer hereby undertakes to pay to or to the order of Cede & Co. or its registered assigns, on the maturity date of the Notes, the principal amount of the Notes represented hereby and to pay interest on the principal amount of the Notes represented hereby all in accordance with the Terms and Conditions attached hereto.
This Global Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.

The Conditions form part of this Global Certificate.
This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.
Frankfurt am Main, Federal Republic of Germany
[DATE]
KfW
___________________  __________________

Authentication signature
for and on behalf of
Deutsche Bank Aktiengesellschaft
as Registrar

Non-binding German Translation of the
FORM OF THE DTC GLOBAL CERTIFICATE FOR DESIGNATED CURRENCY-NOTES
[INSERT DESIGNATED CURRENCY] ___________

ISIN US ●	Common Code ●

CUSIP ●
KfW
Frankfurt am Main, Bundesrepublik Deutschland
[INSERT DESIGNATED CURRENCY] ________ ________% Globalanleihe fällig _______
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
NAMENS-GLOBALURKUNDE
über einen Nennbetrag von
bis zu ___________ INSERT DESIGNATED CURRENCY]
([INSERT DESIGNATED CURRENCY] ___________)
Schuldverschreibungen
der ___________% Globalanleihe fällig ___________ im Gesamtnennbetrag von [INSERT DESIGNATED CURRENCY] ___________ (___________INSERT DESIGNATED CURRENCY]) der KfW (die “Emittentin”).
Diese Globalurkunde verbrieft bis zu ___________ Teilschuldverschreibungen in einer Stückelung von je [INSERT DESIGNATED CURRENCY AND DENOMINATION] ___________ (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namenspapier an Cede & Co. als Beauftragte der DTC begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb dieses Systems im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als “Verwahrer” bezeichnet. Die Globalurkunde wird nur gemäß § 1 der beigefügten Anleihebedingungen (die “Anleihebedingungen”) gegen Einzelurkunden über einzelne Schuldverschreibungen und Zinsscheine ausgetauscht.
Die tatsächliche Zahl der in dieser Globalurkunde verbrieften Schuldverschreibungen sind den Konten der teilnehmenden Finanzinstitute beim Verwahrer gutgeschrieben, die ihrerseits auf dem Register der Deutsche Bank Aktiengesellschaft (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”) beruhen. Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.
Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen an oder an Order von Cede & Co. oder ihren eingetragenen Zessionar am Tag der Fälligkeit der Schuldverschreibungen den Nennbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Nennbetrag Zinsen zu zahlen.
Diese Globalurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen

Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.
Die Anleihebedingungen sind Teil dieser Globalurkunde.
Diese Globalurkunde ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.
Frankfurt am Main, Bundesrepublik Deutschland
[DATE]

KfW

___________________ __________________

_________________________________
Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Aktiengesellschaft
als Registerstelle)

Schedule 2C
English Language Version of the
FORM OF THE GLOBAL CERTIFICATES FOR USD-NOTES
U.S.$500,000,000

ISIN US___________	Common Code ___________
CUSIP ___________	Valoren No. _____________
No. R-●
KfW
Frankfurt am Main, Federal Republic of Germany
U.S.$ ______________ _______ % Global Notes due ________
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
five hundred million United States dollars
(U.S.$500,000,000)
Notes
of the _______ % Global Notes due ________ in the aggregate principal amount of U.S.$ ______________ (_________United States dollars), issued by KfW (the “Issuer”).
This Global Certificate represents five hundred thousand notes in the denomination of U.S. $1,000 each (the “Notes”). It has been issued by the Issuer in registered form to Cede & Co., as nominee of DTC, and has been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Notes within that system in book-entry form without physical delivery of definitive certificates within that system. DTC and its successor, if any, as depositary for this Global Certificate shall herein also be referred to as the “Depositary”. The Global Certificate shall only be exchanged for definitive certificates representing individual Bonds and interest coupons in accordance with § 1 of the Terms and Conditions of the Notes (the “Terms and Conditions”) attached hereto.
The actual number of Notes represented by this Global Certificate are recorded in the accounts of the Depositary for its participating financial institutions, which in turn shall be based on the register (the “Register”) maintained by Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.
The Issuer hereby undertakes to pay to or to the order of Cede & Co. or its registered assigns, on the maturity date of the Notes, the principal amount of the Notes represented hereby and to pay interest on the principal amount of the Notes represented hereby all in accordance with the Terms and Conditions attached hereto.
This Global Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.

The Conditions form part of this Global Certificate.
This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.
Frankfurt am Main, Federal Republic of Germany
[DATE]

KfW

___________________ __________________

________________________________
Authentication signature
for and on behalf of
Deutsche Bank Trust Company Americas,
c/o Deutsche Bank National Trust Company
as Registrar

Non-binding German Translation of the
FORM OF THE GLOBAL CERTIFICATES FOR USD-NOTES
U.S.$500.000.000

ISIN US___________	Common Code ___________
CUSIP ___________	Valoren No. ________
No. R-●
KfW
Frankfurt am Main, Bundesrepublik Deutschland
U.S.$ ________ ___ % Globalanleihe fällig _____
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
NAMENS-GLOBALURKUNDE
über einen Nennbetrag von
fünfhundert Millionen United States Dollars
(U.S.$500.000.000)
Schuldverschreibungen
der ____ % Globalanleihe fällig ____ im Gesamtnennbetrag von U.S.$ ___________ (_____________ United States Dollars) der KfW (die “Emittentin”).
Diese Globalurkunde verbrieft fünfhunderttausend Teilschuldverschreibungen in einer Stückelung von je U.S.$1.000 (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namenspapier an Cede & Co. als Beauftragte der DTC begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb dieses Systems im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Globalurkunde werden in dieser Urkunde auch als “Verwahrer” bezeichnet. Die Globalurkunde wird nur gemäß § 1 der beigefügten Anleihebedingungen (die “Anleihebedingungen”) gegen Einzelurkunden über einzelne Schuldverschreibungen und Zinsscheine ausgetauscht.
Die tatsächliche Zahl der in dieser Globalurkunde verbrieften Schuldverschreibungen sind den Konten der teilnehmenden Finanzinstitute beim Verwahrer gutgeschrieben, die ihrerseits auf dem Register der Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”) beruhen. Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.
Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen (an oder an Order von Cede & Co. oder ihren eingetragenen Zessionar am Tag der Fälligkeit der Schuldverschreibungen den Nennbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Nennbetrag Zinsen zu zahlen.
Diese Globalurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Globalurkunde.
Diese Globalurkunde ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.
Frankfurt am Main, Bundesrepublik Deutschland
[DATE]

KfW

___________________ __________________

__________________________________
Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Trust Company Americas,
c/o Deutsche Bank National Trust Company
als Registerstelle)

Schedule 2D
English Language Version of the
FORM OF THE GLOBAL CERTIFICATES FOR CAD-NOTES
CAD ___________

ISIN US___________	Common Code ___________
CUSIP ___________	Valoren No. _____________
No. R-●
KfW
Frankfurt am Main, Federal Republic of Germany
CAD ______________ _______ % Global Notes due ________
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
GLOBAL REGISTERED CERTIFICATE
representing a principal amount of
________ million Canadian dollars
(CAD ________)
Notes
of the _______ % Global Notes due ________ in the aggregate principal amount of CAD ______________ (_________Canadian dollars), issued by KfW (the “Issuer”).
This Global Certificate represents ________notes in the denomination of CAD 1,000 each (the “Notes”). It has been issued by the Issuer in registered form to Cede & Co., as nominee of DTC, and has been deposited in the DTC depositary and clearing system in order to permit delivery and transfer of Notes within that system in book-entry form without physical delivery of definitive certificates within that system. DTC and its successor, if any, as depositary for this Global Certificate shall herein also be referred to as the “Depositary”. The Global Certificate shall only be exchanged for definitive certificates representing individual Bonds and interest coupons in accordance with § 1 of the Terms and Conditions of the Notes (the “Terms and Conditions”) attached hereto.
The actual number of Notes represented by this Global Certificate are recorded in the accounts of the Depositary for its participating financial institutions, which in turn shall be based on the register (the “Register”) maintained by Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company, or any successor in such capacity appointed by the Issuer, acting as registrar (the “Registrar”) on behalf of the Issuer. In the case of any inconsistency between the Register and the records of the Depositary, the Register prevails, except in the case of manifest error.
The Issuer hereby undertakes to pay to or to the order of Cede & Co. or its registered assigns, on the maturity date of the Notes, the principal amount of the Notes represented hereby and to pay interest on the principal amount of the Notes represented hereby all in accordance with the Terms and Conditions attached hereto.
This Global Certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor depositary or a nominee of such successor depositary. Any transfer shall be effective only if registered upon the books maintained for that purpose by the Registrar.
The Conditions form part of this Global Certificate.

This Global Certificate is only valid if it has been provided with the manual authentication signature on behalf of the Registrar.
Frankfurt am Main, Federal Republic of Germany
[DATE]

KfW

___________________ __________________

______________________________________
Authentication signature
for and on behalf of
Deutsche Bank Trust Company Americas,
c/o Deutsche Bank National Trust Company
as Registrar

Non-binding German Translation of the
FORM OF THE GLOBAL CERTIFICATES FOR CAD-NOTES
CAD ___________

ISIN US___________	Common Code ___________
CUSIP ___________	Valoren No. ________
No. R-●
KfW
Frankfurt am Main, Bundesrepublik Deutschland
CAD ________ ___ % Globalanleihe fällig _____
UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORISED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY GLOBAL CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORISED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN AND IS WITHOUT ANY LEGAL EFFECT.
NAMENS-SAMMELSCHULDVERSCHREIBUNG
über einen Nennbetrag von
___________ Millionen Canadian Dollars
(CAD ___________)
Schuldverschreibungen
der ____ % Globalanleihe fällig ____ im Gesamtnennbetrag von CAD ___________ (_____________ Canadian Dollars) der KfW (die “Emittentin”).
Diese Globalurkunde verbrieft ___________ Teilschuldverschreibungen in einer Stückelung von je CAD 1.000 (die “Schuldverschreibungen”). Sie ist von der Emittentin als Namenspapier an Cede & Co. als Beauftragte der DTC begeben und in das Verwahr- und Clearingsystem der DTC zur Verwahrung eingeliefert worden, um die Lieferung und Übertragung von Schuldverschreibungen innerhalb dieses Systems im Buchungswege ohne Lieferung effektiver Stücke zu ermöglichen. DTC und deren etwaiger Nachfolger als Verwahrer dieser Sammelschuldverschreibung werden in dieser Urkunde auch als “Verwahrer” bezeichnet. Die Globalurkunde wird nur gemäß § 1 der beigefügten Anleihebedingungen (die “Anleihebedingungen”) gegen Einzelurkunden über einzelne Schuldverschreibungen und Zinsscheine ausgetauscht.
Die tatsächliche Zahl der in dieser Globalurkunde verbrieften Schuldverschreibungen sind den Konten der teilnehmenden Finanzinstitute beim Verwahrer gutgeschrieben, die ihrerseits auf dem Register der Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust Company (das “Register”), die als Registerstelle für die Emittentin fungiert, oder eines etwa von der Emittentin bestellten Nachfolgers in dieser Funktion (die “Registerstelle”) beruhen. Im Falle von Unstimmigkeiten zwischen dem Register und den Unterlagen des Verwahrers ist das Register, außer im Falle eines offenkundigen Irrtums, maßgeblich.
Die Emittentin verpflichtet sich hiermit, nach Maßgabe der beigefügten Anleihebedingungen an oder an Order von Cede & Co. oder ihren eingetragenen Zessionar am Tag der Fälligkeit der Schuldverschreibungen den Nennbetrag der Schuldverschreibungen, die durch diese Urkunde verbrieft sind, zu zahlen und auf den in dieser Urkunde verbrieften Nennbetrag Zinsen zu zahlen.
Diese Globalurkunde kann nur insgesamt übertragen werden, und zwar nur entweder von DTC auf einen Beauftragten der DTC, von einem Beauftragten der DTC auf DTC oder auf einen anderen Beauftragten der DTC oder von DTC oder einem solchen Beauftragten auf einen als Nachfolger der DTC fungierenden neuen Verwahrer oder einen Beauftragten eines solchen neuen Verwahrers. Die Übertragung ist nur wirksam, wenn sie in den zu diesem Zweck von der Registerstelle geführten Unterlagen vermerkt wird.

Die Anleihebedingungen sind Teil dieser Globalurkunde.
Diese Globalurkunde ist nur wirksam, wenn sie mit der im Namen der Registerstelle geleisteten handschriftlichen Kontrollunterschrift versehen ist.
Frankfurt am Main, Bundesrepublik Deutschland
[DATE]

KfW

___________________ __________________

__________________________________
Kontrollunterschrift
(geleistet im Namen von
Deutsche Bank Trust Company Americas,
c/o Deutsche Bank National Trust Company
als Registerstelle)

Schedule 3
FORM OF SUPPLEMENTAL AGENCY AGREEMENT
Supplement No.: ● to the
Amended and Restated Agency Agreement
dated [●] between
KfW (the “Issuer”),
Deutsche Bank Aktiengesellschaft (“Deutsche Bank”),
and Deutsche Bank Trust Company Americas, c/o Deutsche Bank National Trust (“DBTCA”),
as amended from time to time
This Agreement between the Issuer and [DBTCA][Deutsche Bank] as registrar and paying agent [as well as Deutsche Bank as additional paying agent] [(the “Agent[s]”)] is in relation to the issue of debt securities (the “Issue”) identified below and supplemental to the above-referenced Amended and Restated Agency Agreement (the “Amended and Restated Agency Agreement”). The parties hereby reconfirm the terms and conditions of the Amended and Restated Agency Agreement and agree that the Issue shall be subject in all respects to such terms and conditions.
The term “Issue” means the [insert currency and amount] [Floating Rate] Global [Bonds] [Notes] due [●] (the [“Notes”] [“Bonds”]) to be issued on [●] which will be evidenced by the Global Certificates attached hereto in Annexes 1 and 2 and governed by the Terms and Conditions of the [Notes] [Bonds] (the “Conditions”) attached hereto in Annex 3.
[KfW hereby appoints the Agent as Calculation Agent in relation to this Issue.]
This Agreement constitutes an authorization of [the Agent] [DBTCA] to authenticate the Global Certificates.
KfW

_________________	_________________

DEUTSCHE BANK AKTIENGESELLSCHAFT

_________________	_________________

[DEUTSCHE BANK TRUST COMPANY AMERICAS,
c/o DEUTSCHE BANK NATIONAL TRUST COMPANY

_________________	_________________]

Dated: [●]

Annex 1
[English][German] Language Version of the
FORM OF THE GLOBAL CERTIFICATES
[To be attached]
Annex 2
Non-Binding [English][German] Translation of the
FORM OF THE GLOBAL CERTIFICATES
[To be attached]
Annex 3
TERMS AND CONDITIONS OF THE NOTES
[To be attached]